UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-215

Fidelity Hastings Street Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2016

Item 1.

Reports to Stockholders

Fidelity® Growth Discovery Fund Annual Report June 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended June 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Discovery Fund	(1.68)%	10.78%	8.23%

 Prior to February 1, 2007, the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Discovery Fund, a class of the fund, on June 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$22,049	Fidelity® Growth Discovery Fund
$22,920	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy 12 months for U.S. equities through June 30, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets, China’s economy and Brexit – dominating investor sentiment. The S&P 500® index rose 3.99% for the year. Stocks suffered a steep, late-summer decline on concern about slowing growth in China. A sharp recovery in October was fueled by the U.S. Federal Reserve’s decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Mid-February through the period’s final week saw steady increases driven by U.S. jobs gains, a broad rally in commodities and perceived softening in the Federal’s rate-tightening posture. However, the U.K.’s late-June vote in favor of Brexit resulted in a sharp two-day decline for markets globally, followed by a rebound as investor sentiment shifted to end the month. Smaller-caps lagged, with the Russell 2000® Index returning -6.73%. The tech-heavy Nasdaq Composite Index® returned -1.68%, as major constituent Apple (-22%) struggled. Sector performance varied widely within the S&P 500®, as demand for more-stable, higher-yielding investments boosted traditionally defensive, dividend-rich groups, while resources-dependent stocks foundered.

Comments from Portfolio Manager Jason Weiner:  For the year, the fund’s share classes posted declines in the low single digits, lagging the 1.88% gain of the benchmark Russell 3000® Growth Index by about 3.5 percentage points. Versus the benchmark, both security and market selection dragged on results this period. In particular, picks in the pharmaceuticals, biotechnology & life sciences group hurt, as did positioning in the food, beverage & tobacco and real estate industries. Among individual detractors, an out-of-index position in Canada-based Valeant Pharmaceuticals International easily hurt the most. Valeant shares returned -87% for the fund this period, falling sharply in mid-March after the company, known for acquiring drugs then raising their prices, said it might default on its debt and would not meet earnings targets. The firm also announced an accounting error that it said would likely lead to financial restatements. The firm continues to face a U.S. Department of Justice investigation into its drug-pricing practices. We sold our position before period end. On the positive side, stock selection within the software & services group lifted relative performance. From this group, Facebook was by far the biggest individual contributor and biggest fund holding this period. Facebook shares rose 33% on the strength of its revenue from mobile advertising, which helped the social-networking company in January surpass $1 billion in quarterly earnings for the first time. The firm continued to show increased per-user revenue metrics in North America and Europe.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	12.6	11.5
Alphabet, Inc. Class A	7.8	7.2
Gilead Sciences, Inc.	3.3	4.3
Amazon.com, Inc.	3.1	2.8
Salesforce.com, Inc.	2.8	2.5
Danaher Corp.	2.6	2.2
Home Depot, Inc.	2.5	2.4
Electronic Arts, Inc.	2.4	1.9
Alphabet, Inc. Class C	2.1	1.1
Starbucks Corp.	2.0	2.4
	41.2

Top Five Market Sectors as of June 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	38.2	41.4
Consumer Discretionary	16.0	16.5
Health Care	13.2	16.4
Industrials	9.7	9.2
Financials	8.0	6.3

Asset Allocation (% of fund's net assets)

As of June 30, 2016*
Stocks	94.0%
Convertible Securities	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	5.2%

 * Foreign investments - 8.0%

As of December 31, 2015 *
Stocks	92.3%
Convertible Securities	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	6.9%

 * Foreign investments - 15.4%

Investments June 30, 2016

Showing Percentage of Net Assets

Common Stocks - 94.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.9%
Automobiles - 1.9%
Tesla Motors, Inc. (a)	107,200	$22,756
Diversified Consumer Services - 0.8%
Bright Horizons Family Solutions, Inc. (a)	74,200	4,920
Houghton Mifflin Harcourt Co. (a)	98,800	1,544
Nord Anglia Education, Inc. (a)	111,372	2,354
		8,818
Hotels, Restaurants & Leisure - 3.7%
Buffalo Wild Wings, Inc. (a)	5,500	764
Dave & Buster's Entertainment, Inc. (a)	125,400	5,867
Domino's Pizza, Inc.	67,223	8,832
Jubilant Foodworks Ltd.	23,677	400
Popeyes Louisiana Kitchen, Inc. (a)	52,400	2,863
Starbucks Corp.	417,352	23,839
Wingstop, Inc.	25,700	700
		43,265
Household Durables - 0.5%
Harman International Industries, Inc.	89,500	6,428
Internet & Catalog Retail - 3.6%
Amazon.com, Inc. (a)	51,900	37,141
Liberty Interactive Corp. (Venture Group) Series A (a)	27,900	1,034
Netflix, Inc. (a)	36,300	3,321
NutriSystem, Inc.	54,500	1,382
		42,878
Leisure Products - 0.0%
NJOY, Inc. (a)(b)	56,145	2
Media - 0.8%
Charter Communications, Inc. Class A	27,100	6,196
Sirius XM Holdings, Inc. (a)(c)	729,800	2,883
		9,079
Specialty Retail - 4.0%
AutoZone, Inc. (a)	9,800	7,780
Five Below, Inc. (a)	54,838	2,545
Home Depot, Inc.	230,424	29,423
Lowe's Companies, Inc.	68,000	5,384
MarineMax, Inc. (a)	93,200	1,582
		46,714
Textiles, Apparel & Luxury Goods - 0.6%
Kate Spade & Co. (a)	361,470	7,450

TOTAL CONSUMER DISCRETIONARY		187,390

CONSUMER STAPLES - 7.0%
Beverages - 2.8%
Constellation Brands, Inc. Class A (sub. vtg.)	31,900	5,276
Kweichow Moutai Co. Ltd.	28,829	1,268
Molson Coors Brewing Co. Class B	92,600	9,365
The Coca-Cola Co.	379,036	17,182
		33,091
Food & Staples Retailing - 0.9%
CVS Health Corp.	73,600	7,046
Whole Foods Market, Inc.	111,951	3,585
		10,631
Household Products - 0.5%
Procter & Gamble Co.	72,400	6,130
Personal Products - 0.9%
Avon Products, Inc.	194,400	735
Estee Lauder Companies, Inc. Class A	63,900	5,816
Herbalife Ltd. (a)	65,533	3,836
		10,387
Tobacco - 1.9%
Reynolds American, Inc.	419,600	22,629

TOTAL CONSUMER STAPLES		82,868

ENERGY - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Anadarko Petroleum Corp.	180,000	9,585
Golar LNG Ltd.	116,661	1,808
		11,393
FINANCIALS - 8.0%
Banks - 1.0%
First Republic Bank	134,800	9,435
HDFC Bank Ltd.	31,265	634
M&T Bank Corp.	11,300	1,336
		11,405
Capital Markets - 1.3%
BlackRock, Inc. Class A	18,694	6,403
E*TRADE Financial Corp. (a)	379,359	8,911
JMP Group, Inc.	64,700	351
PJT Partners, Inc. (c)	9,752	224
		15,889
Diversified Financial Services - 2.6%
Berkshire Hathaway, Inc. Class B (a)	24,800	3,591
CME Group, Inc.	142,845	13,913
MSCI, Inc. Class A	85,100	6,563
S&P Global, Inc.	60,712	6,512
		30,579
Insurance - 0.5%
Marsh & McLennan Companies, Inc.	79,700	5,456
Real Estate Investment Trusts - 1.0%
American Tower Corp.	104,400	11,861
Real Estate Management & Development - 1.4%
Realogy Holdings Corp. (a)	555,381	16,117
Thrifts & Mortgage Finance - 0.2%
Essent Group Ltd. (a)	102,100	2,227

TOTAL FINANCIALS		93,534

HEALTH CARE - 13.2%
Biotechnology - 8.5%
Amgen, Inc.	78,200	11,898
BioMarin Pharmaceutical, Inc. (a)	72,196	5,617
Cytokinetics, Inc. (a)	25,600	243
Cytokinetics, Inc. warrants 6/25/17 (a)	288,420	213
Gilead Sciences, Inc.	467,863	39,029
Insmed, Inc. (a)	342,678	3,379
Medivation, Inc. (a)	285,300	17,204
Regeneron Pharmaceuticals, Inc. (a)	19,300	6,740
TESARO, Inc. (a)	30,300	2,547
Vertex Pharmaceuticals, Inc. (a)	156,300	13,445
		100,315
Health Care Equipment & Supplies - 2.7%
Boston Scientific Corp. (a)	378,100	8,836
Edwards Lifesciences Corp. (a)	47,500	4,737
Intuitive Surgical, Inc. (a)	5,700	3,770
Medtronic PLC	90,700	7,870
Novadaq Technologies, Inc. (a)	256,100	2,520
ResMed, Inc.	62,100	3,927
		31,660
Health Care Providers & Services - 0.1%
HealthEquity, Inc. (a)	12,900	392
VCA, Inc. (a)	11,100	750
		1,142
Pharmaceuticals - 1.9%
Astellas Pharma, Inc.	1,363,100	21,377
Collegium Pharmaceutical, Inc. (a)	30,900	366
		21,743

TOTAL HEALTH CARE		154,860

INDUSTRIALS - 9.7%
Aerospace & Defense - 1.2%
Honeywell International, Inc.	85,200	9,910
TransDigm Group, Inc. (a)	14,927	3,936
		13,846
Airlines - 0.7%
Ryanair Holdings PLC sponsored ADR	116,564	8,106
Building Products - 0.7%
A.O. Smith Corp.	60,944	5,370
Caesarstone Sdot-Yam Ltd. (a)	81,200	2,823
		8,193
Commercial Services & Supplies - 0.7%
KAR Auction Services, Inc.	206,700	8,628
Electrical Equipment - 0.6%
Acuity Brands, Inc.	23,600	5,852
AMETEK, Inc.	26,045	1,204
		7,056
Industrial Conglomerates - 3.1%
Danaher Corp.	299,855	30,285
Roper Technologies, Inc.	33,414	5,699
		35,984
Machinery - 0.0%
Rational AG	200	93
Professional Services - 2.4%
Equifax, Inc.	57,600	7,396
Resources Connection, Inc.	99,000	1,463
Robert Half International, Inc.	128,100	4,888
TransUnion Holding Co., Inc.	38,400	1,284
WageWorks, Inc. (a)	213,473	12,768
		27,799
Road & Rail - 0.0%
Swift Transporation Co. (a)	25,500	393
Trading Companies & Distributors - 0.3%
HD Supply Holdings, Inc. (a)	101,900	3,548

TOTAL INDUSTRIALS		113,646

INFORMATION TECHNOLOGY - 37.5%
Electronic Equipment & Components - 0.2%
CDW Corp.	44,100	1,768
Internet Software & Services - 23.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	83,100	6,609
Alphabet, Inc.:
Class A	130,052	91,495
Class C (a)	35,616	24,650
Facebook, Inc. Class A (a)	1,292,191	147,668
GoDaddy, Inc. (a)	93,300	2,910
Just Dial Ltd.	61,822	562
JUST EAT Ltd. (a)	367,603	2,098
Shopify, Inc. Class A (a)	19,900	612
Stamps.com, Inc. (a)	26,800	2,343
		278,947
IT Services - 2.5%
Gartner, Inc. Class A (a)	30,600	2,981
Global Payments, Inc.	136,700	9,758
Visa, Inc. Class A	224,196	16,629
		29,368
Semiconductors & Semiconductor Equipment - 0.8%
Maxim Integrated Products, Inc.	123,305	4,401
Monolithic Power Systems, Inc.	72,318	4,941
		9,342
Software - 10.3%
Activision Blizzard, Inc.	113,287	4,490
Adobe Systems, Inc. (a)	161,500	15,470
Computer Modelling Group Ltd.	241,400	1,932
CyberArk Software Ltd. (a)(c)	41,300	2,007
Electronic Arts, Inc. (a)	370,934	28,102
Fleetmatics Group PLC (a)	56,200	2,435
Intuit, Inc.	24,900	2,779
Mobileye NV (a)(c)	503,469	23,230
Red Hat, Inc. (a)	110,700	8,037
Salesforce.com, Inc. (a)	412,864	32,786
		121,268

TOTAL INFORMATION TECHNOLOGY		440,693

MATERIALS - 1.5%
Chemicals - 1.5%
Albemarle Corp. U.S.	221,300	17,551
Metals & Mining - 0.0%
Orocobre Ltd. (a)	181,246	651

TOTAL MATERIALS		18,202

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	23,800	2,569
TOTAL COMMON STOCKS
(Cost $869,263)		1,105,155

Convertible Preferred Stocks - 0.8%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(b)	239,736	978
INFORMATION TECHNOLOGY - 0.7%
Internet Software & Services - 0.7%
Uber Technologies, Inc. Series D, 8.00% (a)(b)	162,572	7,929
IT Services - 0.0%
AppNexus, Inc. Series E (a)(b)	48,212	810

TOTAL INFORMATION TECHNOLOGY		8,739

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $4,596)		9,717

Money Market Funds - 6.7%
Fidelity Cash Central Fund, 0.43% (d)	55,640,853	55,641
Fidelity Securities Lending Cash Central Fund, 0.46% (d)(e)	22,776,259	22,776
TOTAL MONEY MARKET FUNDS
(Cost $78,417)		78,417
TOTAL INVESTMENT PORTFOLIO - 101.5%
(Cost $952,276)		1,193,289
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(17,571)
NET ASSETS - 100%		$1,175,718

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,719,000 or 0.8% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
AppNexus, Inc. Series E	8/1/14	$966
Blu Homes, Inc. Series A, 5.00%	6/21/13	$1,108
NJOY, Inc.	9/11/13	$454
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$2,522

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$196
Fidelity Securities Lending Cash Central Fund	489
Total	$685

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$188,368	$186,988	$400	$980
Consumer Staples	82,868	81,600	1,268	--
Energy	11,393	11,393	--	--
Financials	93,534	92,900	634	--
Health Care	154,860	133,270	21,590	--
Industrials	113,646	113,553	93	--
Information Technology	449,432	438,033	2,660	8,739
Materials	18,202	17,551	651	--
Telecommunication Services	2,569	2,569	--	--
Money Market Funds	78,417	78,417	--	--
Total Investments in Securities:	$1,193,289	$1,156,274	$27,296	$9,719

The following is a summary of transfers between Level 1 and Level 2 for the period ended June 30, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$20,238
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		June 30, 2016
Assets
Investment in securities, at value (including securities loaned of $24,204) — See accompanying schedule: Unaffiliated issuers (cost $873,859)	$1,114,872
Fidelity Central Funds (cost $78,417)	78,417
Total Investments (cost $952,276)		$1,193,289
Receivable for investments sold		9,531
Receivable for fund shares sold		528
Dividends receivable		581
Distributions receivable from Fidelity Central Funds		55
Other receivables		35
Total assets		1,204,019
Liabilities
Payable for investments purchased	$3,368
Payable for fund shares redeemed	1,415
Accrued management fee	509
Other affiliated payables	184
Other payables and accrued expenses	49
Collateral on securities loaned, at value	22,776
Total liabilities		28,301
Net Assets		$1,175,718
Net Assets consist of:
Paid in capital		$1,092,730
Distributions in excess of net investment income		(573)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(157,440)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		241,001
Net Assets		$1,175,718
Growth Discovery:
Net Asset Value, offering price and redemption price per share ($999,716 ÷ 40,851 shares)		$24.47
Class K:
Net Asset Value, offering price and redemption price per share ($176,002 ÷ 7,189 shares)		$24.48

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended June 30, 2016
Investment Income
Dividends		$9,196
Income from Fidelity Central Funds		685
Total income		9,881
Expenses
Management fee
Basic fee	$6,687
Performance adjustment	171
Transfer agent fees	1,866
Accounting and security lending fees	398
Custodian fees and expenses	40
Independent trustees' fees and expenses	5
Registration fees	61
Audit	62
Legal	6
Miscellaneous	10
Total expenses before reductions	9,306
Expense reductions	(50)	9,256
Net investment income (loss)		625
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,127
Foreign currency transactions	(26)
Futures contracts	6
Total net realized gain (loss)		20,107
Change in net unrealized appreciation (depreciation) on: Investment securities	(43,045)
Futures contracts	281
Total change in net unrealized appreciation (depreciation)		(42,764)
Net gain (loss)		(22,657)
Net increase (decrease) in net assets resulting from operations		$(22,032)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2016	Year ended June 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$625	$3,766
Net realized gain (loss)	20,107	108,634
Change in net unrealized appreciation (depreciation)	(42,764)	(12,280)
Net increase (decrease) in net assets resulting from operations	(22,032)	100,120
Distributions to shareholders from net investment income	(1,789)	(1,605)
Distributions to shareholders from net realized gain	(555)	–
Total distributions	(2,344)	(1,605)
Share transactions - net increase (decrease)	(80,061)	(80,798)
Total increase (decrease) in net assets	(104,437)	17,717
Net Assets
Beginning of period	1,280,155	1,262,438
End of period	$1,175,718	$1,280,155
Other Information
Undistributed net investment income end of period	$–	$1,357
Distributions in excess of net investment income end of period	$(573)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth Discovery Fund

Years ended June 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$24.93	$23.07	$17.45	$15.09	$14.88
Income from Investment Operations
Net investment income (loss)A	.01	.07	.02	.07	.04
Net realized and unrealized gain (loss)	(.43)	1.81	5.63	2.35	.26
Total from investment operations	(.42)	1.88	5.65	2.42	.30
Distributions from net investment income	(.03)	(.02)	(.02)	(.06)	(.03)
Distributions from net realized gain	(.01)	–	(.01)	–	(.06)
Total distributions	(.04)	(.02)	(.03)	(.06)	(.09)
Net asset value, end of period	$24.47	$24.93	$23.07	$17.45	$15.09
Total ReturnB	(1.68)%	8.17%	32.40%	16.09%	2.07%
Ratios to Average Net AssetsC,D
Expenses before reductions	.78%	.77%	.81%	.88%	.81%
Expenses net of fee waivers, if any	.78%	.77%	.81%	.88%	.81%
Expenses net of all reductions	.78%	.77%	.81%	.87%	.80%
Net investment income (loss)	.03%	.27%	.10%	.42%	.27%
Supplemental Data
Net assets, end of period (in millions)	$1,000	$1,078	$1,072	$767	$875
Portfolio turnover rateE	57%	51%	70%	62%	74%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth Discovery Fund Class K

Years ended June 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$24.94	$23.09	$17.45	$15.09	$14.88
Income from Investment Operations
Net investment income (loss)A	.04	.10	.05	.09	.06
Net realized and unrealized gain (loss)	(.43)	1.82	5.63	2.36	.26
Total from investment operations	(.39)	1.92	5.68	2.45	.32
Distributions from net investment income	(.06)	(.07)	(.04)	(.09)	(.06)
Distributions from net realized gain	(.01)	–	(.01)	–	(.06)
Total distributions	(.07)	(.07)	(.04)B	(.09)	(.11)C
Net asset value, end of period	$24.48	$24.94	$23.09	$17.45	$15.09
Total ReturnD	(1.57)%	8.32%	32.62%	16.28%	2.27%
Ratios to Average Net AssetsE,F
Expenses before reductions	.66%	.64%	.68%	.72%	.64%
Expenses net of fee waivers, if any	.66%	.64%	.68%	.72%	.64%
Expenses net of all reductions	.65%	.64%	.67%	.71%	.63%
Net investment income (loss)	.16%	.40%	.24%	.58%	.44%
Supplemental Data
Net assets, end of period (in millions)	$176	$202	$190	$137	$144
Portfolio turnover rateG	57%	51%	70%	62%	74%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.04 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.006 per share.

 C Total distributions of $.11 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.055 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended June 30, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Discovery Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$284,013
Gross unrealized depreciation	(44,315)
Net unrealized appreciation (depreciation) on securities	$239,698
Tax Cost	$953,591

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(136,052)
Net unrealized appreciation (depreciation) on securities and other investments	$239,685

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$(136,052)

The Fund intends to elect to defer to its next fiscal year $20,072 of capital losses recognized during the period November 1, 2015 to June 30, 2016.

The tax character of distributions paid was as follows:

	June 30, 2016	June 30, 2015
Ordinary Income	$2,344	$ 1,605

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $6 and a change in net unrealized appreciation (depreciation) of $281 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $652,282 and $751,010, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Discovery as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Discovery. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Discovery	$1,780.17
Class K	86.05
	$ 1,866

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $9 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,815. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $489, including $26 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $40 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended June 30, 2016	Year ended June 30, 2015
From net investment income
Growth Discovery	$1,330	$1,051
Class K	459	554
Total	$1,789	$1,605
From net realized gain
Growth Discovery	$471	$–
Class K	84	–
Total	$555	$–

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
Growth Discovery
Shares sold	5,290	6,606	$128,658	$156,958
Reinvestment of distributions	68	43	1,697	996
Shares redeemed	(7,766)	(9,855)	(188,307)	(234,518)
Net increase (decrease)	(2,408)	(3,206)	$(57,952)	$(76,564)
Class K
Shares sold	1,980	2,148	$48,709	$51,064
Reinvestment of distributions	22	24	543	554
Shares redeemed	(2,901)	(2,328)	(71,361)	(55,852)
Net increase (decrease)	(899)	(156)	$(22,109)	$(4,234)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and Shareholders of Fidelity Growth Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Discovery Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Growth Discovery Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 to June 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period-B January 1, 2016 to June 30, 2016
Growth Discovery	.78%
Actual		$1,000.00	$968.30	$3.82
Hypothetical-C		$1,000.00	$1,020.98	$3.92
Class K	.66%
Actual		$1,000.00	$969.10	$3.23
Hypothetical-C		$1,000.00	$1,021.58	$3.32

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Growth Discovery and Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Growth Discovery and Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

CII-ANN-0816
1.705796.118

Fidelity Advisor® Series Growth & Income Fund Annual Report June 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended June 30, 2016	Past 1 year	Life of fundA
Fidelity Advisor® Series Growth & Income Fund	(2.75)%	11.03%

 A From December 6, 2012

 Prior to August 1, 2013, the fund was named Fidelity Advisor® Series Mega Cap Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Growth & Income Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$14,523	Fidelity Advisor® Series Growth & Income Fund
$16,005	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy 12 months for U.S. equities through June 30, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets, China’s economy and the U.K.'s relationship with the European Union– dominating investor sentiment. The S&P 500® index rose 3.99% for the year. Stocks suffered a steep, late-summer decline on concern about slowing growth in China. A sharp recovery in October was fueled by the U.S. Federal Reserve’s decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Mid-February through the period’s final week saw steady increases driven by U.S. jobs gains, a broad rally in commodities and perceived softening in the Fed’s rate-tightening posture. However, the U.K.’s late-June vote in favor of exiting the EU resulted in a sharp two-day decline for markets globally, followed by a rebound as investor sentiment shifted to end the month. Smaller-caps lagged, with the Russell 2000® Index returning -6.73%. The tech-heavy Nasdaq Composite Index® returned -1.68%, as major constituent Apple (-22%) struggled. Sector performance varied widely within the S&P 500®, as demand for more-stable, higher-yielding investments boosted traditionally defensive, dividend-rich groups, while resources-dependent stocks foundered.

Comments from Portfolio Manager Matthew Fruhan:  For the year, the fund returned -2.75%, trailing the 3.99% gain of the benchmark S&P 500® index. Versus the benchmark, the fund was hurt most by weak stock selection in the financials sector. We were overweight various financial institutions that struggled as interest rates fell, which makes their lending less profitable. Notable relative detractors from this sector included Bank of America, State Street, Citigroup, JPMorgan Chase and Morgan Stanley, along with KKR, an alternative asset manager and non-benchmark stock that faced business challenges amid volatile financial markets. The fund’s biggest individual detractor was not holding benchmark component and online retailer Amazon.com, whose shares were up 65% this period. Amazon continued to strike me as a good business but not a good investment at its lofty valuation. On the positive side, security selection in health care contributed, especially largely avoiding biotechnology company Gilead Sciences and not owning pharmaceuticals company Allergan, two poor-performing benchmark components that did not meet my criteria. Conversely, the fund’s top individual contributor was General Electric, which continued to divest its financial services businesses and return to its roots as an industrial company.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.5	4.2
General Electric Co.(a)	3.3	3.8
Microsoft Corp.	3.1	3.3
Bank of America Corp.	2.6	2.9
Apple, Inc.	2.6	3.1
Chevron Corp.(a)	2.5	2.2
Johnson & Johnson(a)	2.4	2.1
Procter & Gamble Co.(a)	2.4	2.2
Citigroup, Inc.	2.3	2.6
Qualcomm, Inc.	1.9	1.9
	26.6

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of June 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	22.1
Information Technology	19.9	21.0
Health Care	14.2	12.3
Industrials	12.6	13.0
Energy	12.5	9.6

Asset Allocation (% of fund's net assets)

As of June 30, 2016 *,**
Stocks	98.1%
Convertible Securities	1.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 11.4%

 ** Written Options - (0.1)%

As of December 31, 2015 *,**
Stocks	98.2%
Convertible Securities	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 12.0%

 ** Written Options - 0.0%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments June 30, 2016

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 8.4%
Auto Components - 0.3%
BorgWarner, Inc.	63,600	$1,877,472
Johnson Controls, Inc.	26,800	1,186,168
		3,063,640
Automobiles - 0.2%
General Motors Co.	49,100	1,389,530
Harley-Davidson, Inc.	14,400	652,320
		2,041,850
Diversified Consumer Services - 0.0%
H&R Block, Inc.	18,700	430,100
Hotels, Restaurants & Leisure - 0.7%
Cedar Fair LP (depositary unit)	3,000	173,460
Dunkin' Brands Group, Inc.	33,000	1,439,460
Las Vegas Sands Corp.	37,500	1,630,875
Whitbread PLC	16,004	748,816
Wingstop, Inc.	4,000	109,000
Yum! Brands, Inc. (a)	48,901	4,054,871
		8,156,482
Leisure Products - 0.1%
NJOY, Inc. (b)(c)	121,929	4,914
Polaris Industries, Inc.	17,400	1,422,624
		1,427,538
Media - 4.3%
Comcast Corp. Class A (a)	304,190	19,830,146
Scripps Networks Interactive, Inc. Class A	95,150	5,924,991
Sinclair Broadcast Group, Inc. Class A	58,071	1,734,000
Time Warner, Inc.	189,141	13,909,429
Viacom, Inc. Class B (non-vtg.)	143,300	5,942,651
		47,341,217
Multiline Retail - 1.4%
Target Corp. (a)	212,963	14,869,077
Specialty Retail - 1.3%
Foot Locker, Inc.	21,800	1,195,948
L Brands, Inc.	21,800	1,463,434
Lowe's Companies, Inc.	146,377	11,588,667
		14,248,049
Textiles, Apparel & Luxury Goods - 0.1%
Ralph Lauren Corp.	14,700	1,317,414

TOTAL CONSUMER DISCRETIONARY		92,895,367

CONSUMER STAPLES - 6.9%
Beverages - 2.2%
Britvic PLC	30,700	240,235
Diageo PLC	169,190	4,726,435
PepsiCo, Inc.	32,294	3,421,226
The Coca-Cola Co. (a)	342,048	15,505,036
		23,892,932
Food & Staples Retailing - 1.1%
CVS Health Corp.	90,490	8,663,513
Walgreens Boots Alliance, Inc.	39,738	3,308,983
		11,972,496
Food Products - 0.2%
Mead Johnson Nutrition Co. Class A	29,500	2,677,125
Household Products - 2.4%
Procter & Gamble Co. (a)	306,117	25,918,926
Personal Products - 0.1%
Edgewell Personal Care Co. (b)	17,900	1,510,939
Tobacco - 0.9%
British American Tobacco PLC sponsored ADR	17,285	2,238,062
Imperial Tobacco Group PLC	20,606	1,117,521
Philip Morris International, Inc.	61,187	6,223,942
		9,579,525

TOTAL CONSUMER STAPLES		75,551,943

ENERGY - 12.4%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	56,800	2,563,384
Helmerich & Payne, Inc.	21,900	1,470,147
National Oilwell Varco, Inc.	103,800	3,492,870
Oceaneering International, Inc.	117,000	3,493,620
Schlumberger Ltd.	38,420	3,038,254
		14,058,275
Oil, Gas & Consumable Fuels - 11.1%
Amyris, Inc. (b)(d)	33,644	15,157
Anadarko Petroleum Corp.	21,900	1,166,175
Apache Corp.	145,547	8,102,601
Cabot Oil & Gas Corp.	38,900	1,001,286
Cenovus Energy, Inc.	447,200	6,185,583
Chevron Corp. (a)	259,988	27,254,542
ConocoPhillips Co.	260,500	11,357,800
Energy Transfer Equity LP	73,100	1,050,447
EQT Midstream Partners LP	9,100	730,730
Golar LNG Ltd. (d)	97,800	1,515,900
Imperial Oil Ltd.	259,000	8,195,302
Kinder Morgan, Inc.	500,500	9,369,360
Legacy Reserves LP	175,000	283,500
MPLX LP	29,240	983,341
PrairieSky Royalty Ltd. (d)	124,160	2,356,440
Suncor Energy, Inc.	627,290	17,401,659
Teekay LNG Partners LP	87,600	985,500
The Williams Companies, Inc.	535,474	11,582,303
Williams Partners LP	349,680	12,112,915
		121,650,541

TOTAL ENERGY		135,708,816

FINANCIALS - 20.5%
Banks - 13.7%
Bank of America Corp.	2,137,637	28,366,443
Citigroup, Inc.	592,231	25,104,672
Citizens Financial Group, Inc.	11,100	221,778
Comerica, Inc.	127,300	5,235,849
Cullen/Frost Bankers, Inc.	14,200	904,966
Fifth Third Bancorp	76,000	1,336,840
JPMorgan Chase & Co.	626,098	38,905,727
Lloyds Banking Group PLC	294,600	213,376
M&T Bank Corp.	45,900	5,426,757
PNC Financial Services Group, Inc.	62,144	5,057,900
Regions Financial Corp.	816,900	6,951,819
Standard Chartered PLC (United Kingdom)	235,402	1,785,989
SunTrust Banks, Inc.	314,950	12,938,146
U.S. Bancorp	322,871	13,021,387
Wells Fargo & Co.	104,500	4,945,985
		150,417,634
Capital Markets - 4.8%
Apollo Global Management LLC Class A	112,500	1,704,375
Ashmore Group PLC (d)	203,800	811,465
Charles Schwab Corp.	193,854	4,906,445
Franklin Resources, Inc.	15,700	523,909
Goldman Sachs Group, Inc.	3,900	579,462
Invesco Ltd.	80,000	2,043,200
KKR & Co. LP	418,278	5,161,551
Morgan Stanley	258,380	6,712,712
Northern Trust Corp.	164,710	10,913,685
Oaktree Capital Group LLC Class A	43,800	1,960,488
State Street Corp.	251,174	13,543,302
The Blackstone Group LP	171,400	4,206,156
		53,066,750
Diversified Financial Services - 0.4%
FactSet Research Systems, Inc.	3,300	532,686
S&P Global, Inc.	33,000	3,539,580
		4,072,266
Insurance - 0.9%
Chubb Ltd.	1,200	156,852
Marsh & McLennan Companies, Inc.	67,619	4,629,197
MetLife, Inc.	70,439	2,805,585
Principal Financial Group, Inc.	46,100	1,895,171
		9,486,805
Real Estate Investment Trusts - 0.5%
American Tower Corp.	13,900	1,579,179
Crown Castle International Corp.	29,000	2,941,470
First Potomac Realty Trust	9,879	90,887
Sabra Health Care REIT, Inc.	35,300	728,416
		5,339,952
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. (b)	62,400	371,280
Radian Group, Inc.	192,252	2,003,266
		2,374,546

TOTAL FINANCIALS		224,757,953

HEALTH CARE - 13.2%
Biotechnology - 2.8%
AbbVie, Inc.	116,300	7,200,133
Amgen, Inc.	57,165	8,697,655
Biogen, Inc. (b)	26,300	6,359,866
Celgene Corp. (b)	23,000	2,268,490
Gilead Sciences, Inc.	19,600	1,635,032
Intercept Pharmaceuticals, Inc. (b)	7,700	1,098,636
Shire PLC sponsored ADR	20,700	3,810,456
		31,070,268
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	134,791	5,298,634
Ansell Ltd.	82,071	1,123,227
Becton, Dickinson & Co.	4,800	814,032
Medtronic PLC	154,568	13,411,865
Zimmer Biomet Holdings, Inc.	47,500	5,718,050
		26,365,808
Health Care Providers & Services - 1.4%
Cigna Corp.	15,700	2,009,443
McKesson Corp.	54,025	10,083,766
Patterson Companies, Inc.	56,577	2,709,473
		14,802,682
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	110,400	4,897,344
Pharmaceuticals - 6.1%
Bayer AG	1,900	190,826
Bristol-Myers Squibb Co.	37,600	2,765,480
GlaxoSmithKline PLC sponsored ADR	455,340	19,734,436
Innoviva, Inc.	51,600	543,348
Johnson & Johnson (a)	219,474	26,622,196
Novartis AG sponsored ADR	4,832	398,688
Sanofi SA	45,123	3,748,942
Teva Pharmaceutical Industries Ltd. sponsored ADR	267,949	13,459,078
		67,462,994

TOTAL HEALTH CARE		144,599,096

INDUSTRIALS - 12.4%
Aerospace & Defense - 2.1%
General Dynamics Corp.	4,100	570,884
Meggitt PLC	44,473	241,730
Rolls-Royce Group PLC	193,900	1,850,770
The Boeing Co.	95,279	12,373,884
United Technologies Corp.	80,920	8,298,346
		23,335,614
Air Freight & Logistics - 2.2%
C.H. Robinson Worldwide, Inc.	47,100	3,497,175
PostNL NV (b)	792,800	3,234,044
United Parcel Service, Inc. Class B (a)	158,870	17,113,476
		23,844,695
Airlines - 0.2%
Copa Holdings SA Class A	41,800	2,184,468
Building Products - 0.1%
Lennox International, Inc.	4,000	570,400
Commercial Services & Supplies - 0.1%
KAR Auction Services, Inc.	32,100	1,339,854
Electrical Equipment - 0.9%
AMETEK, Inc.	11,700	540,891
Eaton Corp. PLC	19,100	1,140,843
Emerson Electric Co.	90,500	4,720,480
Hubbell, Inc. Class B	35,337	3,726,993
		10,129,207
Industrial Conglomerates - 3.3%
General Electric Co. (a)	1,147,566	36,125,378
Machinery - 0.7%
Caterpillar, Inc.	3,800	288,078
CLARCOR, Inc.	4,500	273,735
Deere & Co.	39,800	3,225,392
Donaldson Co., Inc.	48,400	1,663,024
IMI PLC	14,200	184,022
Pentair PLC	5,800	338,082
Wabtec Corp.	14,900	1,046,427
Xylem, Inc.	23,200	1,035,880
		8,054,640
Professional Services - 0.1%
Nielsen Holdings PLC	17,400	904,278
Road & Rail - 2.2%
CSX Corp.	312,212	8,142,489
J.B. Hunt Transport Services, Inc.	91,565	7,410,355
Kansas City Southern	34,700	3,126,123
Norfolk Southern Corp.	33,680	2,867,178
Union Pacific Corp.	28,000	2,443,000
		23,989,145
Trading Companies & Distributors - 0.5%
MSC Industrial Direct Co., Inc. Class A	12,300	867,888
W.W. Grainger, Inc. (d)	3,100	704,475
Watsco, Inc.	30,451	4,284,151
		5,856,514

TOTAL INDUSTRIALS		136,334,193

INFORMATION TECHNOLOGY - 19.8%
Communications Equipment - 1.6%
Cisco Systems, Inc.	627,740	18,009,861
Internet Software & Services - 2.9%
Alphabet, Inc.:
Class A	24,359	17,137,287
Class C (b)	21,034	14,557,631
		31,694,918
IT Services - 5.1%
First Data Corp. (e)	288,342	3,191,946
First Data Corp. Class A (b)	43,900	485,973
IBM Corp.	76,774	11,652,758
MasterCard, Inc. Class A	117,950	10,386,677
Paychex, Inc. (a)	224,714	13,370,483
Sabre Corp.	29,700	795,663
Unisys Corp. (b)(d)	177,600	1,292,928
Visa, Inc. Class A	207,280	15,373,958
		56,550,386
Semiconductors & Semiconductor Equipment - 2.4%
Maxim Integrated Products, Inc.	94,400	3,369,136
Qualcomm, Inc.	399,410	21,396,394
Xilinx, Inc.	44,400	2,048,172
		26,813,702
Software - 3.6%
Microsoft Corp.	662,908	33,921,002
Oracle Corp.	95,813	3,921,626
SS&C Technologies Holdings, Inc.	43,100	1,210,248
		39,052,876
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	293,006	28,011,374
EMC Corp.	441,200	11,987,404
Western Digital Corp.	118,000	5,576,680
		45,575,458

TOTAL INFORMATION TECHNOLOGY		217,697,201

MATERIALS - 2.7%
Chemicals - 2.2%
CF Industries Holdings, Inc.	66,800	1,609,880
E.I. du Pont de Nemours & Co.	53,930	3,494,664
Johnson Matthey PLC	3,000	112,522
LyondellBasell Industries NV Class A	33,000	2,455,860
Monsanto Co.	123,714	12,793,265
Potash Corp. of Saskatchewan, Inc.	268,510	4,364,496
		24,830,687
Containers & Packaging - 0.5%
Ball Corp.	11,700	845,793
International Paper Co.	4,700	199,186
Packaging Corp. of America	12,100	809,853
WestRock Co.	83,800	3,257,306
		5,112,138

TOTAL MATERIALS		29,942,825

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
Verizon Communications, Inc.	178,759	9,981,903
UTILITIES - 0.9%
Electric Utilities - 0.9%
Exelon Corp.	259,000	9,417,240
PPL Corp.	1,400	52,850
		9,470,090
Multi-Utilities - 0.0%
Sempra Energy	600	68,412

TOTAL UTILITIES		9,538,502

TOTAL COMMON STOCKS
(Cost $992,423,279)		1,077,007,799

Preferred Stocks - 1.2%
Convertible Preferred Stocks - 1.2%
HEALTH CARE - 1.0%
Health Care Equipment & Supplies - 1.0%
Alere, Inc. 3.00%	31,787	10,593,018
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Stericycle, Inc. 2.25%	24,200	2,012,956
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Dynegy, Inc. 7.00% (b)	4,900	527,828

TOTAL CONVERTIBLE PREFERRED STOCKS		13,133,802

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC	13,113,700	17,458
Rolls-Royce Group PLC (C Shares) (b)	6,034,770	8,034
		25,492
TOTAL PREFERRED STOCKS
(Cost $11,403,275)		13,159,294
	Principal Amount	Value

Convertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Tesla Motors, Inc. 1.25% 3/1/21	1,010,000	830,094
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc.:
5% 10/15/18 (c)	849,934	748,775
9.5% 4/15/19 (e)	741,000	350,123
Peabody Energy Corp. 4.75% 12/15/41 (f)	1,640,000	8,200
		1,107,098
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
Twitter, Inc. 0.25% 9/15/19	1,610,000	1,475,163
TOTAL CONVERTIBLE BONDS
(Cost $5,289,579)		3,412,355
	Shares	Value

Money Market Funds - 0.5%
Fidelity Cash Central Fund, 0.43% (g)	1,662,961	1,662,961
Fidelity Securities Lending Cash Central Fund, 0.46% (g)(h)	4,063,925	4,063,925
TOTAL MONEY MARKET FUNDS
(Cost $5,726,886)		5,726,886
TOTAL INVESTMENT PORTFOLIO - 100.1%
(Cost $1,014,843,019)		1,099,306,334
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(1,589,425)
NET ASSETS - 100%		$1,097,716,909

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Chevron Corp.	9/16/16 - $110.00	391	$37,926	$(41,837)
Comcast Corp. Class A	10/21/16 - $67.50	458	42,135	(61,143)
General Electric Co.	9/16/16 - $32.00	2,308	124,629	(156,944)
Johnson & Johnson	7/15/16 - $120.00	342	11,628	(65,664)
Paychex, Inc.	9/16/16 - $57.50	707	52,317	(187,355)
Procter & Gamble Co.	7/15/16 - $85.00	797	17,534	(47,023)
Target Corp.	7/15/16 - $87.50	391	57,632	(391)
The Coca-Cola Co.	7/15/16 - $48.00	362	5,792	(543)
United Parcel Service, Inc. Class B	10/21/16 - $105.00	234	99,620	(113,490)
Yum! Brands, Inc.	7/15/16 - $87.50	489	111,978	(24,450)
TOTAL WRITTEN OPTIONS			$561,191	$(698,840)

Legend

 (a) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $40,399,792.

 (b) Non-income producing

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $753,689 or 0.1% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,542,069 or 0.3% of net assets.

 (f) Non-income producing - Security is in default.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Amyris, Inc. 5% 10/15/18	10/16/13 - 4/15/16	$849,934
NJOY, Inc.	2/14/14	$211,475

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,782
Fidelity Securities Lending Cash Central Fund	126,632
Total	$138,414

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$92,895,367	$92,141,637	$748,816	$4,914
Consumer Staples	75,551,943	69,467,752	6,084,191	--
Energy	135,708,816	135,708,816	--	--
Financials	224,757,953	221,947,123	2,810,830	--
Health Care	155,192,114	139,536,101	15,656,013	--
Industrials	138,372,641	132,862,075	5,510,566	--
Information Technology	217,697,201	217,697,201	--	--
Materials	29,942,825	29,830,303	112,522	--
Telecommunication Services	9,981,903	9,981,903	--	--
Utilities	10,066,330	10,066,330	--	--
Corporate Bonds	3,412,355	--	3,412,355	--
Money Market Funds	5,726,886	5,726,886	--	--
Total Investments in Securities:	$1,099,306,334	$1,064,966,127	$34,335,293	$4,914
Derivative Instruments:
Liabilities
Written Options	$(698,840)	$(698,449)	$(391)	$--
Total Liabilities	$(698,840)	$(698,449)	$(391)	$--
Total Derivative Instruments:	$(698,840)	$(698,449)	$(391)	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended June 30, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$30,410,119
Level 2 to Level 1	$0

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(698,840)
Total Equity Risk	0	(698,840)
Total Value of Derivatives	$0	$(698,840)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.6%
Canada	3.5%
United Kingdom	3.3%
Ireland	1.3%
Israel	1.2%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2016
Assets
Investment in securities, at value (including securities loaned of $3,937,318) — See accompanying schedule: Unaffiliated issuers (cost $1,009,116,133)	$1,093,579,448
Fidelity Central Funds (cost $5,726,886)	5,726,886
Total Investments (cost $1,014,843,019)		$1,099,306,334
Foreign currency held at value (cost $117,341)		117,341
Receivable for investments sold		8,763,544
Receivable for fund shares sold		32,280
Dividends receivable		1,669,915
Interest receivable		29,274
Distributions receivable from Fidelity Central Funds		11,282
Other receivables		7,934
Total assets		1,109,937,904
Liabilities
Payable for investments purchased	$2,880,808
Payable for fund shares redeemed	3,922,901
Accrued management fee	414,225
Written options, at value (premium received $561,191)	698,840
Other affiliated payables	194,749
Other payables and accrued expenses	45,547
Collateral on securities loaned, at value	4,063,925
Total liabilities		12,220,995
Net Assets		$1,097,716,909
Net Assets consist of:
Paid in capital		$1,021,532,693
Undistributed net investment income		1,963,318
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,096,242)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		84,317,140
Net Assets, for 88,146,568 shares outstanding		$1,097,716,909
Net Asset Value, offering price and redemption price per share ($1,097,716,909 ÷ 88,146,568 shares)		$12.45

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended June 30, 2016
Investment Income
Dividends		$28,840,899
Interest		240,542
Income from Fidelity Central Funds		138,414
Total income		29,219,855
Expenses
Management fee	$5,182,650
Transfer agent fees	2,048,855
Accounting and security lending fees	376,698
Custodian fees and expenses	78,736
Independent trustees' fees and expenses	5,150
Audit	52,202
Legal	3,761
Interest	4,150
Miscellaneous	8,856
Total expenses before reductions	7,761,058
Expense reductions	(37,150)	7,723,908
Net investment income (loss)		21,495,947
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,213,840
Foreign currency transactions	(15,734)
Written options	865,021
Total net realized gain (loss)		5,063,127
Change in net unrealized appreciation (depreciation) on: Investment securities	(58,918,747)
Assets and liabilities in foreign currencies	(6,534)
Written options	(137,649)
Total change in net unrealized appreciation (depreciation)		(59,062,930)
Net gain (loss)		(53,999,803)
Net increase (decrease) in net assets resulting from operations		$(32,503,856)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,495,947	$23,872,019
Net realized gain (loss)	5,063,127	60,467,911
Change in net unrealized appreciation (depreciation)	(59,062,930)	(14,071,275)
Net increase (decrease) in net assets resulting from operations	(32,503,856)	70,268,655
Distributions to shareholders from net investment income	(22,858,947)	(22,269,148)
Distributions to shareholders from net realized gain	(58,610,461)	(47,511,266)
Total distributions	(81,469,408)	(69,780,414)
Share transactions
Proceeds from sales of shares	142,429,892	113,636,273
Reinvestment of distributions	81,469,408	69,780,414
Cost of shares redeemed	(286,985,503)	(266,983,046)
Net increase (decrease) in net assets resulting from share transactions	(63,086,203)	(83,566,359)
Total increase (decrease) in net assets	(177,059,467)	(83,078,118)
Net Assets
Beginning of period	1,274,776,376	1,357,854,494
End of period	$1,097,716,909	$1,274,776,376
Other Information
Undistributed net investment income end of period	$1,963,318	$4,996,141
Shares
Sold	11,644,177	8,362,947
Issued in reinvestment of distributions	6,393,573	5,206,880
Redeemed	(22,877,424)	(19,477,685)
Net increase (decrease)	(4,839,674)	(5,907,858)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Series Growth & Income Fund

Years ended June 30,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$13.71	$13.73	$11.57	$10.00
Income from Investment Operations
Net investment income (loss)B	.23	.25	.23	.08
Net realized and unrealized gain (loss)	(.60)	.45	2.33	1.50
Total from investment operations	(.37)	.70	2.56	1.58
Distributions from net investment income	(.25)	(.23)	(.15)	(.01)
Distributions from net realized gain	(.64)	(.49)	(.25)	–
Total distributions	(.89)	(.72)	(.40)	(.01)
Net asset value, end of period	$12.45	$13.71	$13.73	$11.57
Total ReturnC,D	(2.75)%	5.29%	22.48%	15.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	.67%	.67%	.69%	.84%G
Expenses net of fee waivers, if any	.67%	.67%	.69%	.84%G
Expenses net of all reductions	.67%	.67%	.69%	.83%G
Net investment income (loss)	1.86%	1.80%	1.83%	1.33%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,097,717	$1,274,776	$1,357,854	$169,956
Portfolio turnover rateH	33%	38%	60%I	50%G

 A For the period December 6, 2012 (commencement of operations) to June 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended June 30, 2016

1. Organization.

Fidelity Advisor Series Growth & Income Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are generally categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2016, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, passive foreign investment companies (PFIC), certain conversion ratio adjustments, equity-debt classifications and losses deferred due to wash sales, options transactions and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$160,443,757
Gross unrealized depreciation	(82,958,265)
Net unrealized appreciation (depreciation) on securities	$77,485,492

Tax Cost	$1,021,820,842

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,830,187
Net unrealized appreciation (depreciation) on securities and other investments	$77,338,957

At period end, the Fund was required to defer approximately $18,967 of losses on options. The Fund intends to elect to defer to its next fiscal year $5,173,308 of capital losses recognized during the period November 1, 2015 to June 30, 2016.

The tax character of distributions paid was as follows:

	June 30, 2016	June 30, 2015
Ordinary Income	$28,511,863	$ 53,939,771
Long-term Capital Gains	52,957,545	15,840,643
Total	$81,469,408	$ 69,780,414

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

During the period, the Fund recognized net realized gain (loss) of $865,021 and a change in net unrealized appreciation (depreciation) of $(137,649) related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	-	$-
Options Opened	24,091	1,638,699
Options Exercised	(2,169)	(164,702)
Options Closed	(8,776)	(379,289)
Options Expired	(6,667)	(533,517)
Outstanding at end of period	6,479	$561,191

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $386,378,493 and $510,192,080, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8,878 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,941,450.47%		$4,150

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment advisor reimbursed the Fund for certain losses in the amount of $12,744.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,819 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $126,632. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $27,799 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $9,351.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and Shareholders of Fidelity Advisor Series Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Series Growth & Income Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Series Growth & Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 to June 30, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period-B January 1, 2016 to June 30, 2016
Actual	.67%	$1,000.00	$1,012.60	$3.35
Hypothetical-C		$1,000.00	$1,021.53	$3.37

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Growth & Income Fund voted to pay on August 15, 2016, to shareholders of record at the opening of business on August 12, 2016, a distribution of $0.026 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2016, $15,708,909, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 57%, 57%, 92%, 100%, and 100% of the dividends distributed in July, August, October, December, and April, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 75%, 75%, 96%, 100%, and 100% of the dividends distributed in July, August, October, December, and April, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

AMHTI-ANN-0816
1.950941.104

Fidelity® Fund Class K Annual Report June 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended June 30, 2016	Past 1 year	Past 5 years	Past 10 years
Class K	(0.72)%	10.04%	6.88%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Fund - Class K on June 30, 2006. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See above for additional information regarding the performance of Class K.

Period Ending Values
$19,459	Fidelity® Fund - Class K
$20,465	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy 12 months for U.S. equities through June 30, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets, China’s economy and the U.K.’s relationship with the European Union – dominating investor sentiment. The S&P 500® index rose 3.99% for the year. Stocks suffered a steep, late-summer decline on concern about slowing growth in China. A sharp recovery in October was fueled by the U.S. Federal Reserve’s decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Mid-February through the period’s final week saw steady increases driven by U.S. jobs gains, a broad rally in commodities and perceived softening in the Fed’s rate-tightening posture. However, the U.K.’s late-June vote in favor of exiting the EU resulted in a sharp two-day decline for markets globally, followed by a rebound as investor sentiment shifted to end the month. Smaller-caps lagged, as the Russell 2000® Index returned -6.73%. The Nasdaq Composite Index® returned -1.68%, as Apple (-22%) struggled. Sector performance varied widely within the S&P 500®, as demand for more-stable, higher-yielding investments boosted defensive, dividend-rich groups, while resources-dependent stocks foundered.

Comments from Portfolio Manager John Avery:  For the year, the fund’s share classes considerably trailed the S&P 500®. Versus that index, stock selection in health care, financials and consumer staples, along with largely avoiding telecommunication services and an underweighting in utilities, detracted from performance. Untimely positioning in PC-software maker Microsoft cost us the most relative to the benchmark. The stock enjoyed a robust rally in October 2015. I purchased the stock that same month but unfortunately missed most of the rally, and the shares treaded water for the remainder of the period. Other detractors included pharmaceutical stock Allergan and biotech holdingBiogen, the latter of which I liquidated in June. Fertilizer maker CF Industries Holdings, which I also sold, was hurt by a near-perfect growing season that led to a drop in corn’s price. Conversely, an underweighting in energy and stock selection in consumer discretionary added value. Among individual holdings, social media giant Facebook was the fund’s top relative contributor. Our investments here rose 32% for the period on continued growth in its user base and higher mobile advertising revenue. Facebook was our second-largest holding at period end. An out-of-benchmark stake in Danish biotechnology company Genmab also helped, as did an overweighting in online retailer Amazon.com.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	3.3	3.2
Berkshire Hathaway, Inc. Class B	2.7	1.8
Amazon.com, Inc.	2.5	3.1
Johnson & Johnson	2.2	0.0
Medtronic PLC	2.2	1.7
Amphenol Corp. Class A	2.1	1.8
Alphabet, Inc. Class A	2.1	2.6
Alphabet, Inc. Class C	2.1	2.4
Visa, Inc. Class A	2.1	2.0
CVS Health Corp.	2.0	1.8
	23.3

Top Five Market Sectors as of June 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.3	22.4
Health Care	14.3	13.3
Consumer Staples	13.6	9.8
Consumer Discretionary	12.5	14.8
Financials	11.9	18.3

Asset Allocation (% of fund's net assets)

As of June 30, 2016*
Stocks	98.0%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

 * Foreign investments - 8.3%

As of December 31, 2015*
Stocks and Equity Futures	99.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 9.8%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments June 30, 2016

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.5%
Diversified Consumer Services - 0.7%
ServiceMaster Global Holdings, Inc. (a)	750,000	$29,850
Hotels, Restaurants & Leisure - 3.1%
Domino's Pizza, Inc.	271,400	35,657
Starbucks Corp.	1,133,996	64,774
Vail Resorts, Inc.	275,000	38,013
		138,444
Internet & Catalog Retail - 2.5%
Amazon.com, Inc. (a)	155,000	110,921
Media - 1.9%
Comcast Corp. Class A	1,170,700	76,318
Lions Gate Entertainment Corp. (b)	400,000	8,092
		84,410
Specialty Retail - 3.9%
AutoZone, Inc. (a)	72,300	57,395
Home Depot, Inc.	500,000	63,845
L Brands, Inc.	170,000	11,412
TJX Companies, Inc.	558,800	43,156
		175,808
Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc. Class B	348,200	19,221

TOTAL CONSUMER DISCRETIONARY		558,654

CONSUMER STAPLES - 13.6%
Beverages - 2.9%
Dr. Pepper Snapple Group, Inc.	350,000	33,821
Molson Coors Brewing Co. Class B	204,200	20,651
The Coca-Cola Co.	1,600,000	72,528
		127,000
Food & Staples Retailing - 2.7%
Costco Wholesale Corp.	200,000	31,408
CVS Health Corp.	915,200	87,621
		119,029
Food Products - 1.9%
Mead Johnson Nutrition Co. Class A	250,000	22,688
Mondelez International, Inc.	1,379,600	62,786
		85,474
Household Products - 2.4%
Procter & Gamble Co.	1,000,000	84,670
Spectrum Brands Holdings, Inc. (b)	200,000	23,862
		108,532
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	492,300	44,809
Tobacco - 2.7%
Altria Group, Inc.	700,000	48,272
Imperial Tobacco Group PLC	600,000	32,540
Reynolds American, Inc.	750,000	40,448
		121,260

TOTAL CONSUMER STAPLES		606,104

ENERGY - 5.7%
Energy Equipment & Services - 0.7%
Schlumberger Ltd.	385,000	30,446
Oil, Gas & Consumable Fuels - 5.0%
Anadarko Petroleum Corp.	435,650	23,198
Cheniere Energy Partners LP	581,461	17,432
Chevron Corp.	800,000	83,864
ConocoPhillips Co.	973,100	42,427
EQT Midstream Partners LP	193,700	15,554
Kinder Morgan, Inc.	500,000	9,360
Teekay LNG Partners LP	1,000,000	11,250
Williams Partners LP	550,000	19,052
		222,137

TOTAL ENERGY		252,583

FINANCIALS - 11.9%
Banks - 2.9%
JPMorgan Chase & Co.	748,900	46,537
M&T Bank Corp.	155,000	18,326
SunTrust Banks, Inc.	241,300	9,913
Wells Fargo & Co.	1,178,367	55,772
		130,548
Diversified Financial Services - 4.8%
Berkshire Hathaway, Inc. Class B (a)	828,900	120,016
Moody's Corp.	255,200	23,915
MSCI, Inc. Class A	450,000	34,704
S&P Global, Inc.	315,725	33,865
		212,500
Insurance - 1.4%
American International Group, Inc.	277,500	14,677
FNF Group	500,000	18,750
Marsh & McLennan Companies, Inc.	450,000	30,807
		64,234
Real Estate Investment Trusts - 2.8%
American Tower Corp.	484,100	54,999
Easterly Government Properties, Inc.	1,211,300	23,899
Public Storage	175,000	44,728
		123,626

TOTAL FINANCIALS		530,908

HEALTH CARE - 14.3%
Biotechnology - 3.2%
Actelion Ltd.	100,000	16,840
Amgen, Inc.	551,300	83,880
Genmab A/S (a)	95,000	17,323
Vertex Pharmaceuticals, Inc. (a)	300,000	25,806
		143,849
Health Care Equipment & Supplies - 3.4%
Boston Scientific Corp. (a)	2,312,000	54,031
Medtronic PLC	1,109,700	96,289
		150,320
Life Sciences Tools & Services - 1.5%
Thermo Fisher Scientific, Inc.	457,700	67,630
Pharmaceuticals - 6.2%
Allergan PLC (a)	296,900	68,611
Bristol-Myers Squibb Co.	930,000	68,402
Johnson & Johnson	800,000	97,040
Teva Pharmaceutical Industries Ltd. sponsored ADR	803,900	40,380
		274,433

TOTAL HEALTH CARE		636,232

INDUSTRIALS - 9.4%
Aerospace & Defense - 6.1%
Honeywell International, Inc.	520,400	60,533
Huntington Ingalls Industries, Inc.	360,500	60,575
Northrop Grumman Corp.	175,000	38,899
Raytheon Co.	500,000	67,975
United Technologies Corp.	400,000	41,020
		269,002
Building Products - 1.0%
Lennox International, Inc.	200,000	28,520
Masco Corp.	500,000	15,470
		43,990
Industrial Conglomerates - 2.2%
Danaher Corp.	703,200	71,023
General Electric Co.	900,000	28,332
		99,355
Machinery - 0.1%
Xylem, Inc.	110,100	4,916

TOTAL INDUSTRIALS		417,263

INFORMATION TECHNOLOGY - 20.3%
Electronic Equipment & Components - 2.1%
Amphenol Corp. Class A	1,666,776	95,556
Internet Software & Services - 7.6%
Alphabet, Inc.:
Class A	135,600	95,399
Class C (a)	136,027	94,144
Facebook, Inc. Class A (a)	1,289,200	147,325
		336,868
IT Services - 3.6%
MasterCard, Inc. Class A	760,300	66,952
Visa, Inc. Class A	1,246,400	92,445
		159,397
Semiconductors & Semiconductor Equipment - 1.9%
Lam Research Corp.	300,000	25,218
NXP Semiconductors NV (a)	298,217	23,362
Texas Instruments, Inc.	600,000	37,590
		86,170
Software - 3.6%
Adobe Systems, Inc. (a)	774,400	74,180
Microsoft Corp.	900,000	46,053
Salesforce.com, Inc. (a)	500,000	39,705
		159,938
Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc.	723,900	69,205

TOTAL INFORMATION TECHNOLOGY		907,134

MATERIALS - 5.1%
Chemicals - 3.4%
E.I. du Pont de Nemours & Co.	625,000	40,500
Ecolab, Inc.	402,500	47,737
Monsanto Co.	328,500	33,970
W.R. Grace & Co.	400,000	29,284
		151,491
Construction Materials - 0.7%
Vulcan Materials Co.	262,299	31,570
Containers & Packaging - 0.5%
Ball Corp.	300,000	21,687
Metals & Mining - 0.5%
Franco-Nevada Corp.	300,000	22,812

TOTAL MATERIALS		227,560

TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.8%
AT&T, Inc.	1,900,000	82,099
UTILITIES - 3.4%
Electric Utilities - 1.7%
NextEra Energy, Inc.	350,000	45,640
Xcel Energy, Inc.	650,000	29,107
		74,747
Multi-Utilities - 1.3%
Dominion Resources, Inc.	300,000	23,379
DTE Energy Co.	350,000	34,692
		58,071
Water Utilities - 0.4%
American Water Works Co., Inc.	200,000	16,902

TOTAL UTILITIES		149,720

TOTAL COMMON STOCKS
(Cost $3,324,276)		4,368,257
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.22% to 0.25% 7/14/16 to 7/28/16 (c)
(Cost $4,509)	4,510	4,510
	Shares	Value (000s)

Money Market Funds - 2.8%
Fidelity Cash Central Fund, 0.43% (d)	116,158,266	$116,158
Fidelity Securities Lending Cash Central Fund, 0.46% (d)(e)	7,647,500	7,648
TOTAL MONEY MARKET FUNDS
(Cost $123,806)		123,806
TOTAL INVESTMENT PORTFOLIO - 100.9%
(Cost $3,452,591)		4,496,573
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(38,972)
NET ASSETS - 100%		$4,457,601

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,420,000.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$265
Fidelity Securities Lending Cash Central Fund	247
Total	$512

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$558,654	$558,654	$--	$--
Consumer Staples	606,104	573,564	32,540	--
Energy	252,583	252,583	--	--
Financials	530,908	530,908	--	--
Health Care	636,232	602,069	34,163	--
Industrials	417,263	417,263	--	--
Information Technology	907,134	907,134	--	--
Materials	227,560	227,560	--	--
Telecommunication Services	82,099	82,099	--	--
Utilities	149,720	149,720	--	--
U.S. Government and Government Agency Obligations	4,510	--	4,510	--
Money Market Funds	123,806	123,806	--	--
Total Investments in Securities:	$4,496,573	$4,425,360	$71,213	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended June 30, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$80,176
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		June 30, 2016
Assets
Investment in securities, at value (including securities loaned of $7,262) — See accompanying schedule: Unaffiliated issuers (cost $3,328,785)	$4,372,767
Fidelity Central Funds (cost $123,806)	123,806
Total Investments (cost $3,452,591)		$4,496,573
Cash		1
Foreign currency held at value (cost $224)		224
Receivable for investments sold		48,238
Receivable for fund shares sold		1,472
Dividends receivable		4,392
Distributions receivable from Fidelity Central Funds		29
Receivable for daily variation margin for derivative instruments		307
Other receivables		197
Total assets		4,551,433
Liabilities
Payable for investments purchased	$80,382
Payable for fund shares redeemed	3,709
Accrued management fee	1,262
Other affiliated payables	604
Other payables and accrued expenses	227
Collateral on securities loaned, at value	7,648
Total liabilities		93,832
Net Assets		$4,457,601
Net Assets consist of:
Paid in capital		$3,251,258
Undistributed net investment income		18,777
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		143,608
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,043,958
Net Assets		$4,457,601
Fidelity Fund:
Net Asset Value, offering price and redemption price per share ($3,761,745 ÷ 89,485 shares)		$42.04
Class K:
Net Asset Value, offering price and redemption price per share ($695,856 ÷ 16,551 shares)		$42.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended June 30, 2016
Investment Income
Dividends		$66,733
Interest		6
Income from Fidelity Central Funds		512
Total income		67,251
Expenses
Management fee	$15,955
Transfer agent fees	6,358
Accounting and security lending fees	1,070
Custodian fees and expenses	67
Independent trustees' fees and expenses	22
Registration fees	81
Audit	80
Legal	20
Miscellaneous	37
Total expenses before reductions	23,690
Expense reductions	(187)	23,503
Net investment income (loss)		43,748
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	186,966
Foreign currency transactions	(225)
Futures contracts	(9,658)
Total net realized gain (loss)		177,083
Change in net unrealized appreciation (depreciation) on: Investment securities	(275,034)
Futures contracts	2,198
Total change in net unrealized appreciation (depreciation)		(272,836)
Net gain (loss)		(95,753)
Net increase (decrease) in net assets resulting from operations		$(52,005)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2016	Year ended June 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$43,748	$44,597
Net realized gain (loss)	177,083	715,624
Change in net unrealized appreciation (depreciation)	(272,836)	(184,216)
Net increase (decrease) in net assets resulting from operations	(52,005)	576,005
Distributions to shareholders from net investment income	(36,756)	(39,297)
Distributions to shareholders from net realized gain	(224,972)	(600,919)
Total distributions	(261,728)	(640,216)
Share transactions - net increase (decrease)	(324,381)	(769,920)
Total increase (decrease) in net assets	(638,114)	(834,131)
Net Assets
Beginning of period	5,095,715	5,929,846
End of period	$4,457,601	$5,095,715
Other Information
Undistributed net investment income end of period	$18,777	$17,253

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Fund

Years ended June 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$44.69	$45.42	$39.77	$34.51	$34.35
Income from Investment Operations
Net investment income (loss)A	.38	.34	.35	.44	.37
Net realized and unrealized gain (loss)	(.73)	3.91	8.61	5.31	.02
Total from investment operations	(.35)	4.25	8.96	5.75	.39
Distributions from net investment income	(.31)	(.30)	(.32)	(.49)	(.23)
Distributions from net realized gain	(1.99)	(4.68)	(2.98)	–	–
Total distributions	(2.30)	(4.98)	(3.31)B	(.49)	(.23)
Net asset value, end of period	$42.04	$44.69	$45.42	$39.77	$34.51
Total ReturnC	(.83)%	10.52%	23.70%	16.85%	1.21%
Ratios to Average Net AssetsD,E
Expenses before reductions	.52%	.52%	.53%	.56%	.58%
Expenses net of fee waivers, if any	.52%	.52%	.53%	.56%	.58%
Expenses net of all reductions	.52%	.52%	.53%	.55%	.58%
Net investment income (loss)	.91%	.79%	.82%	1.18%	1.13%
Supplemental Data
Net assets, end of period (in millions)	$3,762	$4,143	$4,811	$4,451	$4,364
Portfolio turnover rateF	67%	59%G	93%	113%	102%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $3.31 per share is comprised of distributions from net investment income of $.324 and distributions from net realized gain of $2.984 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Fund Class K

Years ended June 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$44.69	$45.42	$39.78	$34.52	$34.35
Income from Investment Operations
Net investment income (loss)A	.42	.39	.40	.49	.42
Net realized and unrealized gain (loss)	(.72)	3.91	8.60	5.31	.02
Total from investment operations	(.30)	4.30	9.00	5.80	.44
Distributions from net investment income	(.36)	(.35)	(.38)	(.54)	(.27)
Distributions from net realized gain	(1.99)	(4.68)	(2.98)	–	–
Total distributions	(2.35)	(5.03)	(3.36)	(.54)	(.27)
Net asset value, end of period	$42.04	$44.69	$45.42	$39.78	$34.52
Total ReturnB	(.72)%	10.65%	23.83%	17.03%	1.37%
Ratios to Average Net AssetsC,D
Expenses before reductions	.41%	.41%	.41%	.42%	.43%
Expenses net of fee waivers, if any	.41%	.41%	.41%	.42%	.43%
Expenses net of all reductions	.41%	.41%	.41%	.41%	.42%
Net investment income (loss)	1.02%	.90%	.94%	1.32%	1.29%
Supplemental Data
Net assets, end of period (in millions)	$696	$952	$1,119	$994	$814
Portfolio turnover rateE	67%	59%F	93%	113%	102%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended June 30, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Fidelity Fund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,068,544
Gross unrealized depreciation	(24,511)
Net unrealized appreciation (depreciation) on securities	$1,044,033
Tax Cost	$3,452,540

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$23,043
Undistributed long-term capital gain	$143,559
Net unrealized appreciation (depreciation) on securities and other investments	$1,044,009

The tax character of distributions paid was as follows:

	June 30, 2016	June 30, 2015
Ordinary Income	$38,221	$ 128,905
Long-term Capital Gains	223,507	511,311
Total	$261,728	$ 640,216

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $60,628. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(9,658) and a change in net unrealized appreciation (depreciation) of $2,198 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,085,772 and $3,589,195, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .09% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .34% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Fidelity Fund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Fund	$5,951.15
Class K	407.05
	$6,358

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $60 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $247. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $149 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $38.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended June 30, 2016	Year ended June 30, 2015
From net investment income
Fidelity Fund	$28,914	$31,557
Class K	7,842	7,740
Total	$36,756	$39,297
From net realized gain
Fidelity Fund	$183,334	$495,740
Class K	41,638	105,179
Total	$224,972	$600,919

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
Fidelity Fund
Shares sold	3,667	4,199	$152,399	$183,360
Reinvestment of distributions	4,583	11,899	196,417	494,064
Shares redeemed	(11,490)	(29,307)(a)	(476,458)	(1,299,539)(a)
Net increase (decrease)	(3,240)	(13,209)	$(127,642)	$(622,115)
Class K
Shares sold	7,320	3,436	$293,997	$150,591
Reinvestment of distributions	1,156	2,722	49,480	112,919
Shares redeemed	(13,234)	(9,474)	(540,216)	(411,315)
Net increase (decrease)	(4,758)	(3,316)	$(196,739)	$(147,805)

 (a) Amount includes in-kind redemptions

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and Shareholders of Fidelity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 to June 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period-B January 1, 2016 to June 30, 2016
Fidelity Fund	.52%
Actual		$1,000.00	$1,000.70	$2.59
Hypothetical-C		$1,000.00	$1,022.28	$2.61
Class K	.42%
Actual		$1,000.00	$1,001.20	$2.09
Hypothetical-C		$1,000.00	$1,022.77	$2.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Fidelity Fund	8/15/2016	8/12/2016	$0.220	$1.383

Class K	8/15/2016	8/12/2016	$0.242	$1.383

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2016, $179,049,671 or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Fund and Class K designates 100% of the dividends distributed in August and December 2015 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Fund and Class K designates 100% of the dividends distributed in August and December 2015 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FID-K-ANN-0816
1.863253.107

Fidelity® Mega Cap Stock Fund Annual Report June 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended June 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mega Cap Stock Fund	(2.36)%	11.49%	7.06%

 Prior to December 1, 2007, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mega Cap Stock Fund, a class of the fund, on June 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,786	Fidelity® Mega Cap Stock Fund
$20,465	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy 12 months for U.S. equities through June 30, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets, China’s economy and the U.K.’s relationship with the European Union – dominating investor sentiment. The S&P 500® index rose 3.99% for the year. Stocks suffered a steep, late-summer decline on concern about slowing growth in China. A sharp recovery in October was fueled by the U.S. Federal Reserve’s decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Mid-February through the period’s final week saw steady increases driven by U.S. jobs gains, a broad rally in commodities and perceived softening in the Fed’s rate-tightening posture. However, the U.K.’s late-June vote in favor of exiting the EU resulted in a sharp two-day decline for markets globally, followed by a rebound as investor sentiment shifted to end the month. Smaller-caps lagged, as the Russell 2000® Index returned -6.73%. The tech-heavy Nasdaq Composite Index returned -1.68%, as major constituent Apple (-22%) struggled. Sector performance varied widely within the S&P 500®, as demand for more-stable, higher-yielding investments boosted traditionally defensive, dividend-rich groups, while resources-dependent stocks foundered.

Comments from Portfolio Manager Matthew Fruhan:  For the year, the fund’s share classes (excluding sales charges, if applicable) generated low-single-digit declines, well short of the 3.97% gain of the mega-cap proxy Russell Top 200 Index. The fund also trailed the 3.99% gain of the S&P 500® index. Versus the Russell index, we were hurt most by weak stock selection in the financials sector. We overweighted various financial institutions that struggled this period as interest rates fell. Notable detractors in this sector included Bank of America, Citigroup, Morgan Stanley, JPMorgan Chase and State Street. Our biggest individual relative detractor was not holding benchmark component and online retailer Amazon.com, which performed very well. As good a service as Amazon is, the stock simply did not fit my valuation criteria, and I favored other names that I thought offered better long-term potential. On the positive side, the fund was well-positioned in the pharmaceuticals, biotechnology & life sciences industry within health care. Here, the fund’s top relative contributor was Gilead Sciences, a poor-performing biotechnology company I substantially underweighted. Elsewhere, the fund was helped by its sizable overweighting in industrial conglomerate General Electric. Its shares gained ground as the company continued to refocus on its core industrial businesses.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.(a)	3.9	4.4
General Electric Co.	3.6	4.0
Microsoft Corp.	3.4	3.8
Apple, Inc.	3.3	3.9
Bank of America Corp.	2.9	3.2
Chevron Corp.	2.8	2.4
Johnson & Johnson	2.7	2.3
Citigroup, Inc.	2.5	2.6
Procter & Gamble Co.	2.4	2.2
Qualcomm, Inc.	2.1	2.0
	29.6

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of June 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.1	24.8
Financials	17.4	19.3
Health Care	14.4	12.2
Energy	11.5	9.0
Industrials	11.0	11.1

Asset Allocation (% of fund's net assets)

As of June 30, 2016*
Stocks	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 10.0%

As of December 31, 2015*
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 10.0%

Investments June 30, 2016

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
CONSUMER DISCRETIONARY - 9.0%
Auto Components - 0.1%
Johnson Controls, Inc.	72,000	$3,186,720
Automobiles - 0.5%
General Motors Co.	465,300	13,167,990
Tesla Motors, Inc. (a)	9,000	1,910,520
		15,078,510
Hotels, Restaurants & Leisure - 0.6%
Las Vegas Sands Corp.	147,000	6,393,030
Yum! Brands, Inc.	151,500	12,562,380
		18,955,410
Media - 4.7%
Comcast Corp. Class A	1,017,000	66,298,230
The Walt Disney Co.	151,300	14,800,166
Time Warner, Inc.	784,300	57,677,422
Viacom, Inc. Class B (non-vtg.)	474,200	19,665,074
		158,440,892
Multiline Retail - 1.5%
Target Corp.	723,900	50,542,698
Specialty Retail - 1.6%
Lowe's Companies, Inc.	662,200	52,426,374

TOTAL CONSUMER DISCRETIONARY		298,630,604

CONSUMER STAPLES - 8.7%
Beverages - 3.1%
Diageo PLC	575,732	16,083,455
PepsiCo, Inc.	275,705	29,208,188
The Coca-Cola Co.	1,305,000	59,155,650
		104,447,293
Food & Staples Retailing - 1.5%
CVS Health Corp.	335,700	32,139,918
Walgreens Boots Alliance, Inc.	217,097	18,077,667
		50,217,585
Household Products - 2.4%
Procter & Gamble Co.	923,300	78,175,811
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	27,400	2,493,948
Tobacco - 1.6%
British American Tobacco PLC sponsored ADR	96,200	12,455,976
Philip Morris International, Inc.	405,630	41,260,684
		53,716,660

TOTAL CONSUMER STAPLES		289,051,297

ENERGY - 11.5%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	106,500	4,806,345
Schlumberger Ltd.	291,000	23,012,280
		27,818,625
Oil, Gas & Consumable Fuels - 10.7%
Anadarko Petroleum Corp.	284,500	15,149,625
Apache Corp.	616,605	34,326,400
Chevron Corp.	904,400	94,808,252
ConocoPhillips Co.	1,217,200	53,069,920
Imperial Oil Ltd.	801,100	25,348,479
Kinder Morgan, Inc.	1,962,300	36,734,256
Suncor Energy, Inc.	2,000,600	55,498,668
The Williams Companies, Inc.	1,877,500	40,610,325
		355,545,925

TOTAL ENERGY		383,364,550

FINANCIALS - 17.4%
Banks - 12.8%
Bank of America Corp.	7,205,900	95,622,293
Citigroup, Inc.	1,977,270	83,816,475
JPMorgan Chase & Co.	2,113,700	131,345,314
PNC Financial Services Group, Inc.	243,800	19,842,882
Standard Chartered PLC (United Kingdom)	888,526	6,741,226
U.S. Bancorp	1,337,000	53,921,210
Wells Fargo & Co.	757,130	35,834,963
		427,124,363
Capital Markets - 2.9%
Charles Schwab Corp.	686,700	17,380,377
Goldman Sachs Group, Inc.	77,800	11,559,524
Morgan Stanley	1,183,900	30,757,722
State Street Corp.	730,000	39,361,600
		99,059,223
Consumer Finance - 0.1%
American Express Co.	41,100	2,497,236
Insurance - 1.4%
American International Group, Inc.	146,400	7,743,096
Chubb Ltd.	46,700	6,104,157
Marsh & McLennan Companies, Inc.	250,080	17,120,477
MetLife, Inc.	403,395	16,067,223
		47,034,953
Real Estate Investment Trusts - 0.2%
American Tower Corp.	52,900	6,009,969

TOTAL FINANCIALS		581,725,744

HEALTH CARE - 14.4%
Biotechnology - 3.4%
AbbVie, Inc.	383,867	23,765,206
Amgen, Inc.	200,690	30,534,984
Biogen, Inc. (a)	107,100	25,898,922
Celgene Corp. (a)	142,400	14,044,912
Gilead Sciences, Inc.	87,100	7,265,882
Intercept Pharmaceuticals, Inc. (a)	9,000	1,284,120
Regeneron Pharmaceuticals, Inc. (a)	7,600	2,654,148
Vertex Pharmaceuticals, Inc. (a)	82,800	7,122,456
		112,570,630
Health Care Equipment & Supplies - 2.1%
Abbott Laboratories	629,000	24,725,990
Becton, Dickinson & Co.	15,100	2,560,809
Medtronic PLC	481,913	41,815,591
		69,102,390
Health Care Providers & Services - 2.2%
Cigna Corp.	63,500	8,127,365
Express Scripts Holding Co. (a)	284,962	21,600,120
McKesson Corp.	224,300	41,865,595
UnitedHealth Group, Inc.	25,348	3,579,138
		75,172,218
Pharmaceuticals - 6.7%
Allergan PLC (a)	38,700	8,943,183
Bayer AG	15,500	1,556,741
Bristol-Myers Squibb Co.	150,950	11,102,373
GlaxoSmithKline PLC sponsored ADR	1,394,200	60,424,628
Johnson & Johnson	730,800	88,646,040
Novartis AG sponsored ADR	73,200	6,039,732
Sanofi SA	126,770	10,532,398
Teva Pharmaceutical Industries Ltd. sponsored ADR	757,200	38,034,156
		225,279,251

TOTAL HEALTH CARE		482,124,489

INDUSTRIALS - 11.0%
Aerospace & Defense - 2.2%
General Dynamics Corp.	12,300	1,712,652
The Boeing Co.	285,800	37,116,846
United Technologies Corp.	339,400	34,805,470
		73,634,968
Air Freight & Logistics - 2.1%
FedEx Corp.	123,900	18,805,542
United Parcel Service, Inc. Class B	478,100	51,500,932
		70,306,474
Electrical Equipment - 0.7%
Eaton Corp. PLC	127,400	7,609,602
Emerson Electric Co.	315,900	16,477,344
		24,086,946
Industrial Conglomerates - 3.6%
General Electric Co.	3,855,500	121,371,140
Machinery - 0.5%
Caterpillar, Inc.	24,300	1,842,183
Deere & Co.	161,300	13,071,752
		14,913,935
Road & Rail - 1.9%
CSX Corp.	945,400	24,656,032
Norfolk Southern Corp.	135,200	11,509,576
Union Pacific Corp.	307,690	26,845,953
		63,011,561

TOTAL INDUSTRIALS		367,325,024

INFORMATION TECHNOLOGY - 23.1%
Communications Equipment - 1.9%
Cisco Systems, Inc.	2,194,500	62,960,205
Internet Software & Services - 4.8%
Alphabet, Inc.:
Class A	89,550	63,001,112
Class C (a)	84,326	58,362,025
Facebook, Inc. Class A (a)	223,800	25,575,864
Twitter, Inc. (a)	278,400	4,707,744
Yahoo!, Inc. (a)	271,739	10,206,517
		161,853,262
IT Services - 4.9%
Cognizant Technology Solutions Corp. Class A (a)	199,000	11,390,760
First Data Corp. (b)	768,522	8,507,539
IBM Corp.	261,700	39,720,826
MasterCard, Inc. Class A	461,800	40,666,108
PayPal Holdings, Inc. (a)	253,300	9,247,983
Visa, Inc. Class A	725,300	53,795,501
		163,328,717
Semiconductors & Semiconductor Equipment - 2.1%
Qualcomm, Inc.	1,308,300	70,085,631
Software - 4.9%
Adobe Systems, Inc. (a)	175,700	16,830,303
Microsoft Corp.	2,243,400	114,794,778
Oracle Corp.	734,900	30,079,457
Salesforce.com, Inc. (a)	36,900	2,930,229
		164,634,767
Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	1,159,007	110,801,069
EMC Corp.	1,407,800	38,249,926
		149,050,995

TOTAL INFORMATION TECHNOLOGY		771,913,577

MATERIALS - 2.3%
Chemicals - 2.3%
E.I. du Pont de Nemours & Co.	308,300	19,977,840
LyondellBasell Industries NV Class A	163,700	12,182,554
Monsanto Co.	410,210	42,419,816
PPG Industries, Inc.	33,100	3,447,365
		78,027,575
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.7%
Verizon Communications, Inc.	986,225	55,070,804
UTILITIES - 0.8%
Electric Utilities - 0.8%
Exelon Corp.	724,700	26,350,092
TOTAL COMMON STOCKS
(Cost $2,811,035,911)		3,333,583,756

Money Market Funds - 0.3%
Fidelity Cash Central Fund, 0.43% (c)
(Cost $9,984,424)	9,984,424	9,984,424
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $2,821,020,335)		3,343,568,180
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(6,497,758)
NET ASSETS - 100%		$3,337,070,422

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Comcast Corp. Class A	10/21/16 - $67.50	1,500	$137,997	$(200,250)
JPMorgan Chase & Co.	9/16/16 - $70.00	4,100	373,092	(75,850)
Philip Morris International, Inc.	9/16/16 - $105.00	800	71,998	(114,400)
The Coca-Cola Co.	7/15/16 - $48.00	2,600	41,599	(3,900)
Yum! Brands, Inc.	7/15/16 - $87.50	1,200	147,597	(60,000)
TOTAL WRITTEN OPTIONS			$772,283	$(454,400)

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,507,539 or 0.3% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$55,759
Fidelity Securities Lending Cash Central Fund	136,226
Total	$191,985

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$298,630,604	$298,630,604	$--	$--
Consumer Staples	289,051,297	272,967,842	16,083,455	--
Energy	383,364,550	383,364,550	--	--
Financials	581,725,744	574,984,518	6,741,226	--
Health Care	482,124,489	470,035,350	12,089,139	--
Industrials	367,325,024	367,325,024	--	--
Information Technology	771,913,577	771,913,577	--	--
Materials	78,027,575	78,027,575	--	--
Telecommunication Services	55,070,804	55,070,804	--	--
Utilities	26,350,092	26,350,092	--	--
Money Market Funds	9,984,424	9,984,424	--	--
Total Investments in Securities:	$3,343,568,180	$3,308,654,360	$34,913,820	$--
Derivative Instruments:
Liabilities
Written Options	$(454,400)	$(454,400)	$--	$--
Total Liabilities	$(454,400)	$(454,400)	$--	$--
Total Derivative Instruments:	$(454,400)	$(454,400)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(454,400)
Total Equity Risk	0	(454,400)
Total Value of Derivatives	$0	$(454,400)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	90.0%
United Kingdom	2.9%
Canada	2.5%
Ireland	1.8%
Israel	1.1%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,811,035,911)	$3,333,583,756
Fidelity Central Funds (cost $9,984,424)	9,984,424
Total Investments (cost $2,821,020,335)		$3,343,568,180
Receivable for investments sold		973,090
Receivable for fund shares sold		3,897,448
Dividends receivable		4,262,727
Distributions receivable from Fidelity Central Funds		16,350
Other receivables		28,686
Total assets		3,352,746,481
Liabilities
Payable for investments purchased	$8,151,190
Payable for fund shares redeemed	5,088,685
Accrued management fee	1,247,778
Distribution and service plan fees payable	51,795
Written options, at value (premium received $772,283)	454,400
Other affiliated payables	630,734
Other payables and accrued expenses	51,477
Total liabilities		15,676,059
Net Assets		$3,337,070,422
Net Assets consist of:
Paid in capital		$2,813,842,102
Undistributed net investment income		25,156,900
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,777,361)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		522,848,781
Net Assets		$3,337,070,422
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($68,800,554 ÷ 4,422,797 shares)		$15.56
Maximum offering price per share (100/94.25 of $15.56)		$16.51
Class T:
Net Asset Value and redemption price per share ($26,145,393 ÷ 1,682,574 shares)		$15.54
Maximum offering price per share (100/96.50 of $15.54)		$16.10
Class C:
Net Asset Value and offering price per share ($31,605,196 ÷ 2,062,759 shares)(a)		$15.32
Mega Cap Stock:
Net Asset Value, offering price and redemption price per share ($3,059,690,691 ÷ 195,091,909 shares)		$15.68
Class I:
Net Asset Value, offering price and redemption price per share ($148,414,212 ÷ 9,453,992 shares)		$15.70
Class Z:
Net Asset Value, offering price and redemption price per share ($2,414,376 ÷ 154,276 shares)		$15.65

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended June 30, 2016
Investment Income
Dividends		$81,969,038
Income from Fidelity Central Funds		191,985
Total income		82,161,023
Expenses
Management fee	$15,299,219
Transfer agent fees	6,738,746
Distribution and service plan fees	673,580
Accounting and security lending fees	993,083
Custodian fees and expenses	60,583
Independent trustees' fees and expenses	15,122
Registration fees	237,221
Audit	54,591
Legal	11,119
Interest	3,242
Miscellaneous	24,797
Total expenses before reductions	24,111,303
Expense reductions	(93,652)	24,017,651
Net investment income (loss)		58,143,372
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,856,630
Foreign currency transactions	22,650
Written options	(160,881)
Total net realized gain (loss)		13,718,399
Change in net unrealized appreciation (depreciation) on: Investment securities	(159,461,002)
Assets and liabilities in foreign currencies	(10,246)
Written options	317,883
Total change in net unrealized appreciation (depreciation)		(159,153,365)
Net gain (loss)		(145,434,966)
Net increase (decrease) in net assets resulting from operations		$(87,291,594)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$58,143,372	$52,928,055
Net realized gain (loss)	13,718,399	352,238,859
Change in net unrealized appreciation (depreciation)	(159,153,365)	(177,970,747)
Net increase (decrease) in net assets resulting from operations	(87,291,594)	227,196,167
Distributions to shareholders from net investment income	(52,372,529)	(46,829,535)
Distributions to shareholders from net realized gain	(87,099,408)	(111,240,730)
Total distributions	(139,471,937)	(158,070,265)
Share transactions - net increase (decrease)	(102,232,897)	(48,371,272)
Total increase (decrease) in net assets	(328,996,428)	20,754,630
Net Assets
Beginning of period	3,666,066,850	3,645,312,220
End of period	$3,337,070,422	$3,666,066,850
Other Information
Undistributed net investment income end of period	$25,156,900	$26,500,350

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class A

Years ended June 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.56	$16.32	$13.51	$11.05	$10.37
Income from Investment Operations
Net investment income (loss)A	.23	.18	.18	.17	.13
Net realized and unrealized gain (loss)	(.65)	.71	3.00	2.43	.64
Total from investment operations	(.42)	.89	3.18	2.60	.77
Distributions from net investment income	(.18)	(.17)	(.16)	(.14)	(.09)
Distributions from net realized gain	(.40)	(.47)	(.21)	–	–
Total distributions	(.58)	(.65)	(.37)	(.14)	(.09)
Net asset value, end of period	$15.56	$16.56	$16.32	$13.51	$11.05
Total ReturnB,C,D	(2.56)%	5.69%	23.88%	23.78%	7.57%
Ratios to Average Net AssetsE,F
Expenses before reductions	.95%	1.05%	.96%	.98%	1.02%
Expenses net of fee waivers, if any	.95%	1.05%	.96%	.98%	1.02%
Expenses net of all reductions	.95%	1.05%	.96%	.98%	1.02%
Net investment income (loss)	1.46%	1.10%	1.19%	1.37%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$68,801	$117,385	$77,335	$20,336	$8,527
Portfolio turnover rateG,H	25%	22%H	28%	29%	57%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class T

Years ended June 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.57	$16.31	$13.51	$11.05	$10.38
Income from Investment Operations
Net investment income (loss)A	.19	.16	.14	.14	.10
Net realized and unrealized gain (loss)	(.65)	.70	3.00	2.43	.64
Total from investment operations	(.46)	.86	3.14	2.57	.74
Distributions from net investment income	(.16)	(.13)	(.13)	(.11)	(.07)
Distributions from net realized gain	(.40)	(.47)	(.21)	–	–
Total distributions	(.57)B	(.60)	(.34)	(.11)	(.07)
Net asset value, end of period	$15.54	$16.57	$16.31	$13.51	$11.05
Total ReturnC,D	(2.83)%	5.53%	23.54%	23.44%	7.19%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.21%	1.21%	1.22%	1.26%	1.32%
Expenses net of fee waivers, if any	1.21%	1.20%	1.22%	1.26%	1.32%
Expenses net of all reductions	1.20%	1.20%	1.22%	1.26%	1.32%
Net investment income (loss)	1.21%	.95%	.92%	1.09%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$26,145	$23,231	$15,728	$8,377	$2,293
Portfolio turnover rateG	25%	22%H	28%	29%	57%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.57 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.404 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class C

Years ended June 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.35	$16.12	$13.38	$10.93	$10.28
Income from Investment Operations
Net investment income (loss)A	.11	.07	.06	.07	.05
Net realized and unrealized gain (loss)	(.64)	.71	2.97	2.42	.64
Total from investment operations	(.53)	.78	3.03	2.49	.69
Distributions from net investment income	(.09)	(.08)	(.08)	(.04)	(.04)
Distributions from net realized gain	(.40)	(.47)	(.21)	–	–
Total distributions	(.50)	(.55)	(.29)	(.04)	(.04)
Net asset value, end of period	$15.32	$16.35	$16.12	$13.38	$10.93
Total ReturnB,C,D	(3.32)%	5.05%	22.90%	22.83%	6.74%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.70%	1.70%	1.71%	1.75%	1.79%
Expenses net of fee waivers, if any	1.70%	1.70%	1.71%	1.75%	1.79%
Expenses net of all reductions	1.69%	1.70%	1.71%	1.75%	1.79%
Net investment income (loss)	.72%	.45%	.43%	.59%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$31,605	$34,790	$16,600	$7,938	$2,845
Portfolio turnover rateG,H	25%	22%H	28%	29%	57%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund

Years ended June 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.72	$16.44	$13.60	$11.11	$10.43
Income from Investment Operations
Net investment income (loss)A	.27	.24	.22	.20	.16
Net realized and unrealized gain (loss)	(.66)	.72	3.02	2.46	.64
Total from investment operations	(.39)	.96	3.24	2.66	.80
Distributions from net investment income	(.25)	(.21)	(.19)	(.17)	(.12)
Distributions from net realized gain	(.40)	(.47)	(.21)	–	–
Total distributions	(.65)	(.68)	(.40)	(.17)	(.12)
Net asset value, end of period	$15.68	$16.72	$16.44	$13.60	$11.11
Total ReturnB	(2.36)%	6.13%	24.18%	24.17%	7.83%
Ratios to Average Net AssetsC,D
Expenses before reductions	.69%	.67%	.68%	.70%	.76%
Expenses net of fee waivers, if any	.69%	.67%	.68%	.70%	.76%
Expenses net of all reductions	.68%	.67%	.68%	.70%	.75%
Net investment income (loss)	1.73%	1.48%	1.47%	1.64%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$3,059,691	$3,300,700	$2,860,197	$2,214,592	$1,287,144
Portfolio turnover rateE,F	25%	22%F	28%	29%	57%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class I

Years ended June 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.73	$16.39	$13.55	$11.08	$10.40
Income from Investment Operations
Net investment income (loss)A	.27	.24	.22	.20	.16
Net realized and unrealized gain (loss)	(.65)	.72	3.02	2.44	.63
Total from investment operations	(.38)	.96	3.24	2.64	.79
Distributions from net investment income	(.24)	(.15)	(.18)	(.17)	(.11)
Distributions from net realized gain	(.40)	(.47)	(.21)	–	–
Total distributions	(.65)	(.62)	(.40)	(.17)	(.11)
Net asset value, end of period	$15.70	$16.73	$16.39	$13.55	$11.08
Total ReturnB,C	(2.31)%	6.11%	24.23%	24.06%	7.77%
Ratios to Average Net AssetsD,E
Expenses before reductions	.68%	.69%	.71%	.74%	.78%
Expenses net of fee waivers, if any	.68%	.68%	.71%	.74%	.78%
Expenses net of all reductions	.68%	.68%	.71%	.74%	.77%
Net investment income (loss)	1.73%	1.47%	1.43%	1.61%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$148,414	$186,637	$674,416	$312,814	$175,833
Portfolio turnover rateF,G	25%	22%G	28%	29%	57%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class Z

Years ended June 30,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$16.69	$16.40	$14.31
Income from Investment Operations
Net investment income (loss)B	.29	.27	.21
Net realized and unrealized gain (loss)	(.66)	.72	2.20
Total from investment operations	(.37)	.99	2.41
Distributions from net investment income	(.27)	(.23)	(.10)
Distributions from net realized gain	(.40)	(.47)	(.21)
Total distributions	(.67)	(.70)	(.32)
Net asset value, end of period	$15.65	$16.69	$16.40
Total ReturnC,D	(2.21)%	6.33%	17.06%
Ratios to Average Net AssetsE,F
Expenses before reductions	.54%	.54%	.54%G
Expenses net of fee waivers, if any	.54%	.54%	.54%G
Expenses net of all reductions	.53%	.54%	.54%G
Net investment income (loss)	1.88%	1.61%	1.59%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,414	$2,449	$117
Portfolio turnover rateH,I	25%	22%I	28%G

 A For the period August 13, 2013 (commencement of sale of shares) to June 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended June 30, 2016

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mega Cap Stock, Class I (formerly Institutional Class) and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period July 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, Partnerships, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$681,059,422
Gross unrealized depreciation	(179,111,333)
Net unrealized appreciation (depreciation) on securities	$501,948,089
Tax Cost	$2,841,620,091

The Fund intends to elect to defer to its next fiscal year $4,177,604 of capital losses recognized during the period November 1, 2015 to June 30, 2016.

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$25,157,344
Net unrealized appreciation (depreciation) on securities and other investments	$502,248,580

The tax character of distributions paid was as follows:

Undistributed tax-exempt income	$–
Undistributed ordinary income	$25,157,344
Net unrealized appreciation (depreciation) on securities and other investments	$502,248,580

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses exchange-traded options to manage its exposure to the market.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included on the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

The following is a summary of the Fund's written options activity:

[[Commodity Risk	Commodity risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.]]
[[Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.]]
[[Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.]]

[[Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.]]
[[Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.]]

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $841,341,978 and $1,021,885,711, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$219,724	$–
Class T	.25%	.25%	118,040	–
Class B	.75%	.25%	6,519	4,891
Class C	.75%	.25%	329,297	93,979
			$673,580	$98,870

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$37,970
Class T	5,720
Class B(a)	273
Class C(a)	12,296
$56,259

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$188,140.21
Class T	51,376.22
Class B	1,800.27
Class C	68,303.21
Mega Cap Stock	6,112,204.20
Class I	315,808.19
Class Z	1,115.05
	$6,738,746

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $16,503 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$20,553,231.44%		$3,242

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,334 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $136,226. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $66,297 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $31.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $27,324.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended June 30, 2016	Year ended June 30, 2015
From net investment income
Class A	$1,080,757	$950,795
Class T	237,487	142,768
Class B	2,701	987
Class C	200,810	106,396
Mega Cap Stock	48,178,641	44,068,113
Class I	2,632,093	1,558,917
Class Z	40,040	1,559
Total	$52,372,529	$46,829,535
From net realized gain
Class A	$2,557,147	$2,510,571
Class T	579,808	494,206
Class B	19,784	24,560
Class C	882,477	584,855
Mega Cap Stock	78,620,158	102,921,747
Class I	4,380,245	4,701,472
Class Z	59,789	3,319
Total	$87,099,408	$111,240,730

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
Class A
Shares sold	2,249,513	5,262,936	$35,033,810	$85,912,467
Reinvestment of distributions	222,669	215,202	3,545,701	3,382,641
Shares redeemed	(5,136,376)	(3,131,094)	(81,329,239)	(51,196,855)
Net increase (decrease)	(2,664,194)	2,347,044	$(42,749,728)	$38,098,253
Class T
Shares sold	686,666	751,262	$10,511,335	$12,268,310
Reinvestment of distributions	51,253	40,216	811,536	633,071
Shares redeemed	(457,036)	(354,371)	(6,981,965)	(5,807,319)
Net increase (decrease)	280,883	437,107	$4,340,906	$7,094,062
Class B
Shares sold	5,282	9,844	$81,885	$158,413
Reinvestment of distributions	1,413	1,621	22,443	25,462
Shares redeemed	(59,664)	(15,153)	(913,434)	(248,719)
Net increase (decrease)	(52,969)	(3,688)	$(809,106)	$(64,844)
Class C
Shares sold	670,666	1,409,999	$10,277,856	$22,764,590
Reinvestment of distributions	68,302	43,387	1,069,779	676,285
Shares redeemed	(803,589)	(355,732)	(12,024,954)	(5,782,952)
Net increase (decrease)	(64,621)	1,097,654	$(677,319)	$17,657,923
Mega Cap Stock
Shares sold	73,675,851	107,166,467	$1,142,159,263	$1,752,258,464
Reinvestment of distributions	7,313,288	8,630,508	116,494,236	136,563,203
Shares redeemed	(83,289,947)	(92,388,644)(a)	(1,294,330,166)	(1,518,515,214)(a)
Net increase (decrease)	(2,300,808)	23,408,331	$(35,676,667)	$370,306,453
Class I
Shares sold	2,012,535	22,065,940(b)	$31,112,150	$358,328,832(b)
Reinvestment of distributions	417,290	376,861	6,659,834	5,974,450
Shares redeemed	(4,128,858)	(52,444,350)	(64,549,339)	(848,059,899)
Net increase (decrease)	(1,699,033)	(30,001,549)	$(26,777,355)	$(483,756,617)
Class Z
Shares sold	14,166	143,767	$216,431	$2,363,066
Reinvestment of distributions	6,283	309	99,829	4,878
Shares redeemed	(12,944)	(4,443)	(199,888)	(74,446)
Net increase (decrease)	7,505	139,633	$116,372	$2,293,498

 (a) Amount includes in-kind redemptions.

 (b) Amount includes in-kind exchanges.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and Shareholders of Fidelity Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Mega Cap Stock Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 to June 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period-B January 1, 2016 to June 30, 2016
Class A	.93%
Actual		$1,000.00	$1,003.20	$4.63
Hypothetical-C		$1,000.00	$1,020.24	$4.67
Class T	1.21%
Actual		$1,000.00	$1,001.30	$6.02
Hypothetical-C		$1,000.00	$1,018.85	$6.07
Class C	1.70%
Actual		$1,000.00	$998.70	$8.45
Hypothetical-C		$1,000.00	$1,016.41	$8.52
Mega Cap Stock	.69%
Actual		$1,000.00	$1,003.80	$3.44
Hypothetical-C		$1,000.00	$1,021.43	$3.47
Class I	.68%
Actual		$1,000.00	$1,004.50	$3.39
Hypothetical-C		$1,000.00	$1,021.48	$3.42
Class Z	.54%
Actual		$1,000.00	$1,005.10	$2.69
Hypothetical-C		$1,000.00	$1,022.18	$2.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2016, $30,623,334, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B, Class C, Mega Cap Stock, Class I and Class Z designate 100% of the dividends distributed in August and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class T, Class B, Class C, Mega Cap Stock, Class I and Class Z designate 100% of the dividends distributed in August and December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

GII-ANN-0816
1.723705.117

Fidelity Advisor® Mega Cap Stock Fund -

Class A, Class T, Class C, Class I and Class Z (Class I formerly Institutional Class)

Annual Report

June 30, 2016

Class A, Class T, Class C, Class I and Class Z are classes of Fidelity® Mega Cap Stock Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended June 30, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(8.16)%	9.87%	6.17%
Class T (incl. 3.50% sales charge)	(6.23)%	10.10%	6.19%
Class C (incl. contingent deferred sales charge)	(4.26)%	10.35%	6.14%
Class I	(2.31)%	11.48%	7.06%
Class Z	(2.21)%	11.58%	7.10%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 5, 2008. Returns prior to February 5, 2008, are those of Fidelity® Mega Cap Stock Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to February 5, 2008, would have been lower.

 Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 5, 2008. Returns prior to February 5, 2008, are those of Fidelity® Mega Cap Stock Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to February 5, 2008, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 5, 2008. Returns prior to February 5, 2008, are those of Fidelity® Mega Cap Stock Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to February 5, 2008, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on February 5,2008. Returns prior to February 5,2008 are those of Fidelity® Mega Cap Stock Fund, the original class of the fund.

 The initial offering of Class Z shares took place on August 13, 2013. Returns between February 5, 2008 and August 13, 2013, are those of Class I. Returns prior to February 5, 2008, are those of Fidelity® Mega Cap Stock Fund, the original class of the fund.

 Prior to December 1, 2007, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mega Cap Stock Fund - Class A on June 30, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See previous page for additional information regarding the performance of Class A.

Period Ending Values
$18,201	Fidelity Advisor® Mega Cap Stock Fund - Class A
$20,465	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy 12 months for U.S. equities through June 30, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets, China’s economy and the U.K.’s relationship with the European Union – dominating investor sentiment. The S&P 500® index rose 3.99% for the year. Stocks suffered a steep, late-summer decline on concern about slowing growth in China. A sharp recovery in October was fueled by the U.S. Federal Reserve’s decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Mid-February through the period’s final week saw steady increases driven by U.S. jobs gains, a broad rally in commodities and perceived softening in the Fed’s rate-tightening posture. However, the U.K.’s late-June vote in favor of exiting the EU resulted in a sharp two-day decline for markets globally, followed by a rebound as investor sentiment shifted to end the month. Smaller-caps lagged, as the Russell 2000® Index returned -6.73%. The tech-heavy Nasdaq Composite Index returned -1.68%, as major constituent Apple (-22%) struggled. Sector performance varied widely within the S&P 500®, as demand for more-stable, higher-yielding investments boosted traditionally defensive, dividend-rich groups, while resources-dependent stocks foundered.

Comments from Portfolio Manager Matthew Fruhan:  For the year, the fund’s share classes (excluding sales charges, if applicable) generated low-single-digit declines, well short of the 3.97% gain of the mega-cap proxy Russell Top 200 Index. The fund also trailed the 3.99% gain of the S&P 500® index. Versus the Russell index, we were hurt most by weak stock selection in the financials sector. We overweighted various financial institutions that struggled this period as interest rates fell. Notable detractors in this sector included Bank of America, Citigroup, Morgan Stanley, JPMorgan Chase and State Street. Our biggest individual relative detractor was not holding benchmark component and online retailer Amazon.com, which performed very well. As good a service as Amazon is, the stock simply did not fit my valuation criteria, and I favored other names that I thought offered better long-term potential. On the positive side, the fund was well-positioned in the pharmaceuticals, biotechnology & life sciences industry within health care. Here, the fund’s top relative contributor was Gilead Sciences, a poor-performing biotechnology company I substantially underweighted. Elsewhere, the fund was helped by its sizable overweighting in industrial conglomerate General Electric. Its shares gained ground as the company continued to refocus on its core industrial businesses.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.(a)	3.9	4.4
General Electric Co.	3.6	4.0
Microsoft Corp.	3.4	3.8
Apple, Inc.	3.3	3.9
Bank of America Corp.	2.9	3.2
Chevron Corp.	2.8	2.4
Johnson & Johnson	2.7	2.3
Citigroup, Inc.	2.5	2.6
Procter & Gamble Co.	2.4	2.2
Qualcomm, Inc.	2.1	2.0
	29.6

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of June 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.1	24.8
Financials	17.4	19.3
Health Care	14.4	12.2
Energy	11.5	9.0
Industrials	11.0	11.1

Asset Allocation (% of fund's net assets)

As of June 30, 2016*
Stocks	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 10.0%

As of December 31, 2015 *
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 10.0%

Investments June 30, 2016

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
CONSUMER DISCRETIONARY - 9.0%
Auto Components - 0.1%
Johnson Controls, Inc.	72,000	$3,186,720
Automobiles - 0.5%
General Motors Co.	465,300	13,167,990
Tesla Motors, Inc. (a)	9,000	1,910,520
		15,078,510
Hotels, Restaurants & Leisure - 0.6%
Las Vegas Sands Corp.	147,000	6,393,030
Yum! Brands, Inc.	151,500	12,562,380
		18,955,410
Media - 4.7%
Comcast Corp. Class A	1,017,000	66,298,230
The Walt Disney Co.	151,300	14,800,166
Time Warner, Inc.	784,300	57,677,422
Viacom, Inc. Class B (non-vtg.)	474,200	19,665,074
		158,440,892
Multiline Retail - 1.5%
Target Corp.	723,900	50,542,698
Specialty Retail - 1.6%
Lowe's Companies, Inc.	662,200	52,426,374

TOTAL CONSUMER DISCRETIONARY		298,630,604

CONSUMER STAPLES - 8.7%
Beverages - 3.1%
Diageo PLC	575,732	16,083,455
PepsiCo, Inc.	275,705	29,208,188
The Coca-Cola Co.	1,305,000	59,155,650
		104,447,293
Food & Staples Retailing - 1.5%
CVS Health Corp.	335,700	32,139,918
Walgreens Boots Alliance, Inc.	217,097	18,077,667
		50,217,585
Household Products - 2.4%
Procter & Gamble Co.	923,300	78,175,811
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	27,400	2,493,948
Tobacco - 1.6%
British American Tobacco PLC sponsored ADR	96,200	12,455,976
Philip Morris International, Inc.	405,630	41,260,684
		53,716,660

TOTAL CONSUMER STAPLES		289,051,297

ENERGY - 11.5%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	106,500	4,806,345
Schlumberger Ltd.	291,000	23,012,280
		27,818,625
Oil, Gas & Consumable Fuels - 10.7%
Anadarko Petroleum Corp.	284,500	15,149,625
Apache Corp.	616,605	34,326,400
Chevron Corp.	904,400	94,808,252
ConocoPhillips Co.	1,217,200	53,069,920
Imperial Oil Ltd.	801,100	25,348,479
Kinder Morgan, Inc.	1,962,300	36,734,256
Suncor Energy, Inc.	2,000,600	55,498,668
The Williams Companies, Inc.	1,877,500	40,610,325
		355,545,925

TOTAL ENERGY		383,364,550

FINANCIALS - 17.4%
Banks - 12.8%
Bank of America Corp.	7,205,900	95,622,293
Citigroup, Inc.	1,977,270	83,816,475
JPMorgan Chase & Co.	2,113,700	131,345,314
PNC Financial Services Group, Inc.	243,800	19,842,882
Standard Chartered PLC (United Kingdom)	888,526	6,741,226
U.S. Bancorp	1,337,000	53,921,210
Wells Fargo & Co.	757,130	35,834,963
		427,124,363
Capital Markets - 2.9%
Charles Schwab Corp.	686,700	17,380,377
Goldman Sachs Group, Inc.	77,800	11,559,524
Morgan Stanley	1,183,900	30,757,722
State Street Corp.	730,000	39,361,600
		99,059,223
Consumer Finance - 0.1%
American Express Co.	41,100	2,497,236
Insurance - 1.4%
American International Group, Inc.	146,400	7,743,096
Chubb Ltd.	46,700	6,104,157
Marsh & McLennan Companies, Inc.	250,080	17,120,477
MetLife, Inc.	403,395	16,067,223
		47,034,953
Real Estate Investment Trusts - 0.2%
American Tower Corp.	52,900	6,009,969

TOTAL FINANCIALS		581,725,744

HEALTH CARE - 14.4%
Biotechnology - 3.4%
AbbVie, Inc.	383,867	23,765,206
Amgen, Inc.	200,690	30,534,984
Biogen, Inc. (a)	107,100	25,898,922
Celgene Corp. (a)	142,400	14,044,912
Gilead Sciences, Inc.	87,100	7,265,882
Intercept Pharmaceuticals, Inc. (a)	9,000	1,284,120
Regeneron Pharmaceuticals, Inc. (a)	7,600	2,654,148
Vertex Pharmaceuticals, Inc. (a)	82,800	7,122,456
		112,570,630
Health Care Equipment & Supplies - 2.1%
Abbott Laboratories	629,000	24,725,990
Becton, Dickinson & Co.	15,100	2,560,809
Medtronic PLC	481,913	41,815,591
		69,102,390
Health Care Providers & Services - 2.2%
Cigna Corp.	63,500	8,127,365
Express Scripts Holding Co. (a)	284,962	21,600,120
McKesson Corp.	224,300	41,865,595
UnitedHealth Group, Inc.	25,348	3,579,138
		75,172,218
Pharmaceuticals - 6.7%
Allergan PLC (a)	38,700	8,943,183
Bayer AG	15,500	1,556,741
Bristol-Myers Squibb Co.	150,950	11,102,373
GlaxoSmithKline PLC sponsored ADR	1,394,200	60,424,628
Johnson & Johnson	730,800	88,646,040
Novartis AG sponsored ADR	73,200	6,039,732
Sanofi SA	126,770	10,532,398
Teva Pharmaceutical Industries Ltd. sponsored ADR	757,200	38,034,156
		225,279,251

TOTAL HEALTH CARE		482,124,489

INDUSTRIALS - 11.0%
Aerospace & Defense - 2.2%
General Dynamics Corp.	12,300	1,712,652
The Boeing Co.	285,800	37,116,846
United Technologies Corp.	339,400	34,805,470
		73,634,968
Air Freight & Logistics - 2.1%
FedEx Corp.	123,900	18,805,542
United Parcel Service, Inc. Class B	478,100	51,500,932
		70,306,474
Electrical Equipment - 0.7%
Eaton Corp. PLC	127,400	7,609,602
Emerson Electric Co.	315,900	16,477,344
		24,086,946
Industrial Conglomerates - 3.6%
General Electric Co.	3,855,500	121,371,140
Machinery - 0.5%
Caterpillar, Inc.	24,300	1,842,183
Deere & Co.	161,300	13,071,752
		14,913,935
Road & Rail - 1.9%
CSX Corp.	945,400	24,656,032
Norfolk Southern Corp.	135,200	11,509,576
Union Pacific Corp.	307,690	26,845,953
		63,011,561

TOTAL INDUSTRIALS		367,325,024

INFORMATION TECHNOLOGY - 23.1%
Communications Equipment - 1.9%
Cisco Systems, Inc.	2,194,500	62,960,205
Internet Software & Services - 4.8%
Alphabet, Inc.:
Class A	89,550	63,001,112
Class C (a)	84,326	58,362,025
Facebook, Inc. Class A (a)	223,800	25,575,864
Twitter, Inc. (a)	278,400	4,707,744
Yahoo!, Inc. (a)	271,739	10,206,517
		161,853,262
IT Services - 4.9%
Cognizant Technology Solutions Corp. Class A (a)	199,000	11,390,760
First Data Corp. (b)	768,522	8,507,539
IBM Corp.	261,700	39,720,826
MasterCard, Inc. Class A	461,800	40,666,108
PayPal Holdings, Inc. (a)	253,300	9,247,983
Visa, Inc. Class A	725,300	53,795,501
		163,328,717
Semiconductors & Semiconductor Equipment - 2.1%
Qualcomm, Inc.	1,308,300	70,085,631
Software - 4.9%
Adobe Systems, Inc. (a)	175,700	16,830,303
Microsoft Corp.	2,243,400	114,794,778
Oracle Corp.	734,900	30,079,457
Salesforce.com, Inc. (a)	36,900	2,930,229
		164,634,767
Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	1,159,007	110,801,069
EMC Corp.	1,407,800	38,249,926
		149,050,995

TOTAL INFORMATION TECHNOLOGY		771,913,577

MATERIALS - 2.3%
Chemicals - 2.3%
E.I. du Pont de Nemours & Co.	308,300	19,977,840
LyondellBasell Industries NV Class A	163,700	12,182,554
Monsanto Co.	410,210	42,419,816
PPG Industries, Inc.	33,100	3,447,365
		78,027,575
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.7%
Verizon Communications, Inc.	986,225	55,070,804
UTILITIES - 0.8%
Electric Utilities - 0.8%
Exelon Corp.	724,700	26,350,092
TOTAL COMMON STOCKS
(Cost $2,811,035,911)		3,333,583,756

Money Market Funds - 0.3%
Fidelity Cash Central Fund, 0.43% (c)
(Cost $9,984,424)	9,984,424	9,984,424
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $2,821,020,335)		3,343,568,180
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(6,497,758)
NET ASSETS - 100%		$3,337,070,422

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Comcast Corp. Class A	10/21/16 - $67.50	1,500	$137,997	$(200,250)
JPMorgan Chase & Co.	9/16/16 - $70.00	4,100	373,092	(75,850)
Philip Morris International, Inc.	9/16/16 - $105.00	800	71,998	(114,400)
The Coca-Cola Co.	7/15/16 - $48.00	2,600	41,599	(3,900)
Yum! Brands, Inc.	7/15/16 - $87.50	1,200	147,597	(60,000)
TOTAL WRITTEN OPTIONS			$772,283	$(454,400)

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,507,539 or 0.3% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$55,759
Fidelity Securities Lending Cash Central Fund	136,226
Total	$191,985

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$298,630,604	$298,630,604	$--	$--
Consumer Staples	289,051,297	272,967,842	16,083,455	--
Energy	383,364,550	383,364,550	--	--
Financials	581,725,744	574,984,518	6,741,226	--
Health Care	482,124,489	470,035,350	12,089,139	--
Industrials	367,325,024	367,325,024	--	--
Information Technology	771,913,577	771,913,577	--	--
Materials	78,027,575	78,027,575	--	--
Telecommunication Services	55,070,804	55,070,804	--	--
Utilities	26,350,092	26,350,092	--	--
Money Market Funds	9,984,424	9,984,424	--	--
Total Investments in Securities:	$3,343,568,180	$3,308,654,360	$34,913,820	$--
Derivative Instruments:
Liabilities
Written Options	$(454,400)	$(454,400)	$--	$--
Total Liabilities	$(454,400)	$(454,400)	$--	$--
Total Derivative Instruments:	$(454,400)	$(454,400)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(454,400)
Total Equity Risk	0	(454,400)
Total Value of Derivatives	$0	$(454,400)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	90.0%
United Kingdom	2.9%
Canada	2.5%
Ireland	1.8%
Israel	1.1%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,811,035,911)	$3,333,583,756
Fidelity Central Funds (cost $9,984,424)	9,984,424
Total Investments (cost $2,821,020,335)		$3,343,568,180
Receivable for investments sold		973,090
Receivable for fund shares sold		3,897,448
Dividends receivable		4,262,727
Distributions receivable from Fidelity Central Funds		16,350
Other receivables		28,686
Total assets		3,352,746,481
Liabilities
Payable for investments purchased	$8,151,190
Payable for fund shares redeemed	5,088,685
Accrued management fee	1,247,778
Distribution and service plan fees payable	51,795
Written options, at value (premium received $772,283)	454,400
Other affiliated payables	630,734
Other payables and accrued expenses	51,477
Total liabilities		15,676,059
Net Assets		$3,337,070,422
Net Assets consist of:
Paid in capital		$2,813,842,102
Undistributed net investment income		25,156,900
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,777,361)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		522,848,781
Net Assets		$3,337,070,422
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($68,800,554 ÷ 4,422,797 shares)		$15.56
Maximum offering price per share (100/94.25 of $15.56)		$16.51
Class T:
Net Asset Value and redemption price per share ($26,145,393 ÷ 1,682,574 shares)		$15.54
Maximum offering price per share (100/96.50 of $15.54)		$16.10
Class C:
Net Asset Value and offering price per share ($31,605,196 ÷ 2,062,759 shares)(a)		$15.32
Mega Cap Stock:
Net Asset Value, offering price and redemption price per share ($3,059,690,691 ÷ 195,091,909 shares)		$15.68
Class I:
Net Asset Value, offering price and redemption price per share ($148,414,212 ÷ 9,453,992 shares)		$15.70
Class Z:
Net Asset Value, offering price and redemption price per share ($2,414,376 ÷ 154,276 shares)		$15.65

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended June 30, 2016
Investment Income
Dividends		$81,969,038
Income from Fidelity Central Funds		191,985
Total income		82,161,023
Expenses
Management fee	$15,299,219
Transfer agent fees	6,738,746
Distribution and service plan fees	673,580
Accounting and security lending fees	993,083
Custodian fees and expenses	60,583
Independent trustees' fees and expenses	15,122
Registration fees	237,221
Audit	54,591
Legal	11,119
Interest	3,242
Miscellaneous	24,797
Total expenses before reductions	24,111,303
Expense reductions	(93,652)	24,017,651
Net investment income (loss)		58,143,372
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,856,630
Foreign currency transactions	22,650
Written options	(160,881)
Total net realized gain (loss)		13,718,399
Change in net unrealized appreciation (depreciation) on: Investment securities	(159,461,002)
Assets and liabilities in foreign currencies	(10,246)
Written options	317,883
Total change in net unrealized appreciation (depreciation)		(159,153,365)
Net gain (loss)		(145,434,966)
Net increase (decrease) in net assets resulting from operations		$(87,291,594)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$58,143,372	$52,928,055
Net realized gain (loss)	13,718,399	352,238,859
Change in net unrealized appreciation (depreciation)	(159,153,365)	(177,970,747)
Net increase (decrease) in net assets resulting from operations	(87,291,594)	227,196,167
Distributions to shareholders from net investment income	(52,372,529)	(46,829,535)
Distributions to shareholders from net realized gain	(87,099,408)	(111,240,730)
Total distributions	(139,471,937)	(158,070,265)
Share transactions - net increase (decrease)	(102,232,897)	(48,371,272)
Total increase (decrease) in net assets	(328,996,428)	20,754,630
Net Assets
Beginning of period	3,666,066,850	3,645,312,220
End of period	$3,337,070,422	$3,666,066,850
Other Information
Undistributed net investment income end of period	$25,156,900	$26,500,350

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class A

Years ended June 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.56	$16.32	$13.51	$11.05	$10.37
Income from Investment Operations
Net investment income (loss)A	.23	.18	.18	.17	.13
Net realized and unrealized gain (loss)	(.65)	.71	3.00	2.43	.64
Total from investment operations	(.42)	.89	3.18	2.60	.77
Distributions from net investment income	(.18)	(.17)	(.16)	(.14)	(.09)
Distributions from net realized gain	(.40)	(.47)	(.21)	–	–
Total distributions	(.58)	(.65)	(.37)	(.14)	(.09)
Net asset value, end of period	$15.56	$16.56	$16.32	$13.51	$11.05
Total ReturnB,C,D	(2.56)%	5.69%	23.88%	23.78%	7.57%
Ratios to Average Net AssetsE,F
Expenses before reductions	.95%	1.05%	.96%	.98%	1.02%
Expenses net of fee waivers, if any	.95%	1.05%	.96%	.98%	1.02%
Expenses net of all reductions	.95%	1.05%	.96%	.98%	1.02%
Net investment income (loss)	1.46%	1.10%	1.19%	1.37%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$68,801	$117,385	$77,335	$20,336	$8,527
Portfolio turnover rateG,H	25%	22%H	28%	29%	57%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class T

Years ended June 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.57	$16.31	$13.51	$11.05	$10.38
Income from Investment Operations
Net investment income (loss)A	.19	.16	.14	.14	.10
Net realized and unrealized gain (loss)	(.65)	.70	3.00	2.43	.64
Total from investment operations	(.46)	.86	3.14	2.57	.74
Distributions from net investment income	(.16)	(.13)	(.13)	(.11)	(.07)
Distributions from net realized gain	(.40)	(.47)	(.21)	–	–
Total distributions	(.57)B	(.60)	(.34)	(.11)	(.07)
Net asset value, end of period	$15.54	$16.57	$16.31	$13.51	$11.05
Total ReturnC,D	(2.83)%	5.53%	23.54%	23.44%	7.19%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.21%	1.21%	1.22%	1.26%	1.32%
Expenses net of fee waivers, if any	1.21%	1.20%	1.22%	1.26%	1.32%
Expenses net of all reductions	1.20%	1.20%	1.22%	1.26%	1.32%
Net investment income (loss)	1.21%	.95%	.92%	1.09%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$26,145	$23,231	$15,728	$8,377	$2,293
Portfolio turnover rateG	25%	22%H	28%	29%	57%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.57 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.404 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class C

Years ended June 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.35	$16.12	$13.38	$10.93	$10.28
Income from Investment Operations
Net investment income (loss)A	.11	.07	.06	.07	.05
Net realized and unrealized gain (loss)	(.64)	.71	2.97	2.42	.64
Total from investment operations	(.53)	.78	3.03	2.49	.69
Distributions from net investment income	(.09)	(.08)	(.08)	(.04)	(.04)
Distributions from net realized gain	(.40)	(.47)	(.21)	–	–
Total distributions	(.50)	(.55)	(.29)	(.04)	(.04)
Net asset value, end of period	$15.32	$16.35	$16.12	$13.38	$10.93
Total ReturnB,C,D	(3.32)%	5.05%	22.90%	22.83%	6.74%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.70%	1.70%	1.71%	1.75%	1.79%
Expenses net of fee waivers, if any	1.70%	1.70%	1.71%	1.75%	1.79%
Expenses net of all reductions	1.69%	1.70%	1.71%	1.75%	1.79%
Net investment income (loss)	.72%	.45%	.43%	.59%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$31,605	$34,790	$16,600	$7,938	$2,845
Portfolio turnover rateG,H	25%	22%H	28%	29%	57%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund

Years ended June 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.72	$16.44	$13.60	$11.11	$10.43
Income from Investment Operations
Net investment income (loss)A	.27	.24	.22	.20	.16
Net realized and unrealized gain (loss)	(.66)	.72	3.02	2.46	.64
Total from investment operations	(.39)	.96	3.24	2.66	.80
Distributions from net investment income	(.25)	(.21)	(.19)	(.17)	(.12)
Distributions from net realized gain	(.40)	(.47)	(.21)	–	–
Total distributions	(.65)	(.68)	(.40)	(.17)	(.12)
Net asset value, end of period	$15.68	$16.72	$16.44	$13.60	$11.11
Total ReturnB	(2.36)%	6.13%	24.18%	24.17%	7.83%
Ratios to Average Net AssetsC,D
Expenses before reductions	.69%	.67%	.68%	.70%	.76%
Expenses net of fee waivers, if any	.69%	.67%	.68%	.70%	.76%
Expenses net of all reductions	.68%	.67%	.68%	.70%	.75%
Net investment income (loss)	1.73%	1.48%	1.47%	1.64%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$3,059,691	$3,300,700	$2,860,197	$2,214,592	$1,287,144
Portfolio turnover rateE,F	25%	22%F	28%	29%	57%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class I

Years ended June 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.73	$16.39	$13.55	$11.08	$10.40
Income from Investment Operations
Net investment income (loss)A	.27	.24	.22	.20	.16
Net realized and unrealized gain (loss)	(.65)	.72	3.02	2.44	.63
Total from investment operations	(.38)	.96	3.24	2.64	.79
Distributions from net investment income	(.24)	(.15)	(.18)	(.17)	(.11)
Distributions from net realized gain	(.40)	(.47)	(.21)	–	–
Total distributions	(.65)	(.62)	(.40)	(.17)	(.11)
Net asset value, end of period	$15.70	$16.73	$16.39	$13.55	$11.08
Total ReturnB,C	(2.31)%	6.11%	24.23%	24.06%	7.77%
Ratios to Average Net AssetsD,E
Expenses before reductions	.68%	.69%	.71%	.74%	.78%
Expenses net of fee waivers, if any	.68%	.68%	.71%	.74%	.78%
Expenses net of all reductions	.68%	.68%	.71%	.74%	.77%
Net investment income (loss)	1.73%	1.47%	1.43%	1.61%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$148,414	$186,637	$674,416	$312,814	$175,833
Portfolio turnover rateF,G	25%	22%G	28%	29%	57%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mega Cap Stock Fund Class Z

Years ended June 30,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$16.69	$16.40	$14.31
Income from Investment Operations
Net investment income (loss)B	.29	.27	.21
Net realized and unrealized gain (loss)	(.66)	.72	2.20
Total from investment operations	(.37)	.99	2.41
Distributions from net investment income	(.27)	(.23)	(.10)
Distributions from net realized gain	(.40)	(.47)	(.21)
Total distributions	(.67)	(.70)	(.32)
Net asset value, end of period	$15.65	$16.69	$16.40
Total ReturnC,D	(2.21)%	6.33%	17.06%
Ratios to Average Net AssetsE,F
Expenses before reductions	.54%	.54%	.54%G
Expenses net of fee waivers, if any	.54%	.54%	.54%G
Expenses net of all reductions	.53%	.54%	.54%G
Net investment income (loss)	1.88%	1.61%	1.59%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,414	$2,449	$117
Portfolio turnover rateH,I	25%	22%I	28%G

 A For the period August 13, 2013 (commencement of sale of shares) to June 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended June 30, 2016

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mega Cap Stock, Class I (formerly Institutional Class) and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period July 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, Partnerships, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$681,059,422
Gross unrealized depreciation	(179,111,333)
Net unrealized appreciation (depreciation) on securities	$501,948,089
Tax Cost	$2,841,620,091

The Fund intends to elect to defer to its next fiscal year $4,177,604 of capital losses recognized during the period November 1, 2015 to June 30, 2016.

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$25,157,344
Net unrealized appreciation (depreciation) on securities and other investments	$502,248,580

The tax character of distributions paid was as follows:

Undistributed tax-exempt income	$–
Undistributed ordinary income	$25,157,344
Net unrealized appreciation (depreciation) on securities and other investments	$502,248,580

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses exchange-traded options to manage its exposure to the market.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included on the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

The following is a summary of the Fund's written options activity:

[[Commodity Risk	Commodity risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.]]
[[Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.]]
[[Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.]]

[[Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.]]
[[Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.]]

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $841,341,978 and $1,021,885,711, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$219,724	$–
Class T	.25%	.25%	118,040	–
Class B	.75%	.25%	6,519	4,891
Class C	.75%	.25%	329,297	93,979
			$673,580	$98,870

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$37,970
Class T	5,720
Class B(a)	273
Class C(a)	12,296
$56,259

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$188,140.21
Class T	51,376.22
Class B	1,800.27
Class C	68,303.21
Mega Cap Stock	6,112,204.20
Class I	315,808.19
Class Z	1,115.05
	$6,738,746

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $16,503 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$20,553,231.44%		$3,242

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,334 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $136,226. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $66,297 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $31.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $27,324.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended June 30, 2016	Year ended June 30, 2015
From net investment income
Class A	$1,080,757	$950,795
Class T	237,487	142,768
Class B	2,701	987
Class C	200,810	106,396
Mega Cap Stock	48,178,641	44,068,113
Class I	2,632,093	1,558,917
Class Z	40,040	1,559
Total	$52,372,529	$46,829,535
From net realized gain
Class A	$2,557,147	$2,510,571
Class T	579,808	494,206
Class B	19,784	24,560
Class C	882,477	584,855
Mega Cap Stock	78,620,158	102,921,747
Class I	4,380,245	4,701,472
Class Z	59,789	3,319
Total	$87,099,408	$111,240,730

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
Class A
Shares sold	2,249,513	5,262,936	$35,033,810	$85,912,467
Reinvestment of distributions	222,669	215,202	3,545,701	3,382,641
Shares redeemed	(5,136,376)	(3,131,094)	(81,329,239)	(51,196,855)
Net increase (decrease)	(2,664,194)	2,347,044	$(42,749,728)	$38,098,253
Class T
Shares sold	686,666	751,262	$10,511,335	$12,268,310
Reinvestment of distributions	51,253	40,216	811,536	633,071
Shares redeemed	(457,036)	(354,371)	(6,981,965)	(5,807,319)
Net increase (decrease)	280,883	437,107	$4,340,906	$7,094,062
Class B
Shares sold	5,282	9,844	$81,885	$158,413
Reinvestment of distributions	1,413	1,621	22,443	25,462
Shares redeemed	(59,664)	(15,153)	(913,434)	(248,719)
Net increase (decrease)	(52,969)	(3,688)	$(809,106)	$(64,844)
Class C
Shares sold	670,666	1,409,999	$10,277,856	$22,764,590
Reinvestment of distributions	68,302	43,387	1,069,779	676,285
Shares redeemed	(803,589)	(355,732)	(12,024,954)	(5,782,952)
Net increase (decrease)	(64,621)	1,097,654	$(677,319)	$17,657,923
Mega Cap Stock
Shares sold	73,675,851	107,166,467	$1,142,159,263	$1,752,258,464
Reinvestment of distributions	7,313,288	8,630,508	116,494,236	136,563,203
Shares redeemed	(83,289,947)	(92,388,644)(a)	(1,294,330,166)	(1,518,515,214)(a)
Net increase (decrease)	(2,300,808)	23,408,331	$(35,676,667)	$370,306,453
Class I
Shares sold	2,012,535	22,065,940(b)	$31,112,150	$358,328,832(b)
Reinvestment of distributions	417,290	376,861	6,659,834	5,974,450
Shares redeemed	(4,128,858)	(52,444,350)	(64,549,339)	(848,059,899)
Net increase (decrease)	(1,699,033)	(30,001,549)	$(26,777,355)	$(483,756,617)
Class Z
Shares sold	14,166	143,767	$216,431	$2,363,066
Reinvestment of distributions	6,283	309	99,829	4,878
Shares redeemed	(12,944)	(4,443)	(199,888)	(74,446)
Net increase (decrease)	7,505	139,633	$116,372	$2,293,498

 (a) Amount includes in-kind redemptions.

 (b) Amount includes in-kind exchanges.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and Shareholders of Fidelity Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Mega Cap Stock Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 to June 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period-B January 1, 2016 to June 30, 2016
Class A	.93%
Actual		$1,000.00	$1,003.20	$4.63
Hypothetical-C		$1,000.00	$1,020.24	$4.67
Class T	1.21%
Actual		$1,000.00	$1,001.30	$6.02
Hypothetical-C		$1,000.00	$1,018.85	$6.07
Class C	1.70%
Actual		$1,000.00	$998.70	$8.45
Hypothetical-C		$1,000.00	$1,016.41	$8.52
Mega Cap Stock	.69%
Actual		$1,000.00	$1,003.80	$3.44
Hypothetical-C		$1,000.00	$1,021.43	$3.47
Class I	.68%
Actual		$1,000.00	$1,004.50	$3.39
Hypothetical-C		$1,000.00	$1,021.48	$3.42
Class Z	.54%
Actual		$1,000.00	$1,005.10	$2.69
Hypothetical-C		$1,000.00	$1,022.18	$2.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2016, $30,623,334, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B, Class C, Mega Cap Stock, Class I and Class Z designate 100% of the dividends distributed in August and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class T, Class B, Class C, Mega Cap Stock, Class I and Class Z designate 100% of the dividends distributed in August and December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

AGII-ANN-0816
1.855227.108

Fidelity® Growth Discovery Fund Class K Annual Report June 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended June 30, 2016	Past 1 year	Past 5 years	Past 10 years
Class K	(1.57)%	10.95%	8.38%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Growth Discovery Fund, the original class of the fund.

 Prior to February 1, 2007, the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Discovery Fund - Class K on June 30, 2006. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period. See previous page for additional information regarding the performance of Class K.

Period Ending Values
$22,368	Fidelity® Growth Discovery Fund - Class K
$22,920	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy 12 months for U.S. equities through June 30, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets, China’s economy and Brexit – dominating investor sentiment. The S&P 500® index rose 3.99% for the year. Stocks suffered a steep, late-summer decline on concern about slowing growth in China. A sharp recovery in October was fueled by the U.S. Federal Reserve’s decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Mid-February through the period’s final week saw steady increases driven by U.S. jobs gains, a broad rally in commodities and perceived softening in the Federal’s rate-tightening posture. However, the U.K.’s late-June vote in favor of Brexit resulted in a sharp two-day decline for markets globally, followed by a rebound as investor sentiment shifted to end the month. Smaller-caps lagged, with the Russell 2000® Index returning -6.73%. The tech-heavy Nasdaq Composite Index® returned -1.68%, as major constituent Apple (-22%) struggled. Sector performance varied widely within the S&P 500®, as demand for more-stable, higher-yielding investments boosted traditionally defensive, dividend-rich groups, while resources-dependent stocks foundered.

Comments from Portfolio Manager Jason Weiner:  For the year, the fund’s share classes posted declines in the low single digits, lagging the 1.88% gain of the benchmark Russell 3000® Growth Index by about 3.5 percentage points. Versus the benchmark, both security and market selection dragged on results this period. In particular, picks in the pharmaceuticals, biotechnology & life sciences group hurt, as did positioning in the food, beverage & tobacco and real estate industries. Among individual detractors, an out-of-index position in Canada-based Valeant Pharmaceuticals International easily hurt the most. Valeant shares returned -87% for the fund this period, falling sharply in mid-March after the company, known for acquiring drugs then raising their prices, said it might default on its debt and would not meet earnings targets. The firm also announced an accounting error that it said would likely lead to financial restatements. The firm continues to face a U.S. Department of Justice investigation into its drug-pricing practices. We sold our position before period end. On the positive side, stock selection within the software & services group lifted relative performance. From this group, Facebook was by far the biggest individual contributor and biggest fund holding this period. Facebook shares rose 33% on the strength of its revenue from mobile advertising, which helped the social-networking company in January surpass $1 billion in quarterly earnings for the first time. The firm continued to show increased per-user revenue metrics in North America and Europe.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	12.6	11.5
Alphabet, Inc. Class A	7.8	7.2
Gilead Sciences, Inc.	3.3	4.3
Amazon.com, Inc.	3.1	2.8
Salesforce.com, Inc.	2.8	2.5
Danaher Corp.	2.6	2.2
Home Depot, Inc.	2.5	2.4
Electronic Arts, Inc.	2.4	1.9
Alphabet, Inc. Class C	2.1	1.1
Starbucks Corp.	2.0	2.4
	41.2

Top Five Market Sectors as of June 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	38.2	41.4
Consumer Discretionary	16.0	16.5
Health Care	13.2	16.4
Industrials	9.7	9.2
Financials	8.0	6.3

Asset Allocation (% of fund's net assets)

As of June 30, 2016 *
Stocks	94.0%
Convertible Securities	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	5.2%

 * Foreign investments - 8.0%

As of December 31, 2015*
Stocks	92.3%
Convertible Securities	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	6.9%

 * Foreign investments - 15.4%

Investments June 30, 2016

Showing Percentage of Net Assets

Common Stocks - 94.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.9%
Automobiles - 1.9%
Tesla Motors, Inc. (a)	107,200	$22,756
Diversified Consumer Services - 0.8%
Bright Horizons Family Solutions, Inc. (a)	74,200	4,920
Houghton Mifflin Harcourt Co. (a)	98,800	1,544
Nord Anglia Education, Inc. (a)	111,372	2,354
		8,818
Hotels, Restaurants & Leisure - 3.7%
Buffalo Wild Wings, Inc. (a)	5,500	764
Dave & Buster's Entertainment, Inc. (a)	125,400	5,867
Domino's Pizza, Inc.	67,223	8,832
Jubilant Foodworks Ltd.	23,677	400
Popeyes Louisiana Kitchen, Inc. (a)	52,400	2,863
Starbucks Corp.	417,352	23,839
Wingstop, Inc.	25,700	700
		43,265
Household Durables - 0.5%
Harman International Industries, Inc.	89,500	6,428
Internet & Catalog Retail - 3.6%
Amazon.com, Inc. (a)	51,900	37,141
Liberty Interactive Corp. (Venture Group) Series A (a)	27,900	1,034
Netflix, Inc. (a)	36,300	3,321
NutriSystem, Inc.	54,500	1,382
		42,878
Leisure Products - 0.0%
NJOY, Inc. (a)(b)	56,145	2
Media - 0.8%
Charter Communications, Inc. Class A	27,100	6,196
Sirius XM Holdings, Inc. (a)(c)	729,800	2,883
		9,079
Specialty Retail - 4.0%
AutoZone, Inc. (a)	9,800	7,780
Five Below, Inc. (a)	54,838	2,545
Home Depot, Inc.	230,424	29,423
Lowe's Companies, Inc.	68,000	5,384
MarineMax, Inc. (a)	93,200	1,582
		46,714
Textiles, Apparel & Luxury Goods - 0.6%
Kate Spade & Co. (a)	361,470	7,450

TOTAL CONSUMER DISCRETIONARY		187,390

CONSUMER STAPLES - 7.0%
Beverages - 2.8%
Constellation Brands, Inc. Class A (sub. vtg.)	31,900	5,276
Kweichow Moutai Co. Ltd.	28,829	1,268
Molson Coors Brewing Co. Class B	92,600	9,365
The Coca-Cola Co.	379,036	17,182
		33,091
Food & Staples Retailing - 0.9%
CVS Health Corp.	73,600	7,046
Whole Foods Market, Inc.	111,951	3,585
		10,631
Household Products - 0.5%
Procter & Gamble Co.	72,400	6,130
Personal Products - 0.9%
Avon Products, Inc.	194,400	735
Estee Lauder Companies, Inc. Class A	63,900	5,816
Herbalife Ltd. (a)	65,533	3,836
		10,387
Tobacco - 1.9%
Reynolds American, Inc.	419,600	22,629

TOTAL CONSUMER STAPLES		82,868

ENERGY - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Anadarko Petroleum Corp.	180,000	9,585
Golar LNG Ltd.	116,661	1,808
		11,393
FINANCIALS - 8.0%
Banks - 1.0%
First Republic Bank	134,800	9,435
HDFC Bank Ltd.	31,265	634
M&T Bank Corp.	11,300	1,336
		11,405
Capital Markets - 1.3%
BlackRock, Inc. Class A	18,694	6,403
E*TRADE Financial Corp. (a)	379,359	8,911
JMP Group, Inc.	64,700	351
PJT Partners, Inc. (c)	9,752	224
		15,889
Diversified Financial Services - 2.6%
Berkshire Hathaway, Inc. Class B (a)	24,800	3,591
CME Group, Inc.	142,845	13,913
MSCI, Inc. Class A	85,100	6,563
S&P Global, Inc.	60,712	6,512
		30,579
Insurance - 0.5%
Marsh & McLennan Companies, Inc.	79,700	5,456
Real Estate Investment Trusts - 1.0%
American Tower Corp.	104,400	11,861
Real Estate Management & Development - 1.4%
Realogy Holdings Corp. (a)	555,381	16,117
Thrifts & Mortgage Finance - 0.2%
Essent Group Ltd. (a)	102,100	2,227

TOTAL FINANCIALS		93,534

HEALTH CARE - 13.2%
Biotechnology - 8.5%
Amgen, Inc.	78,200	11,898
BioMarin Pharmaceutical, Inc. (a)	72,196	5,617
Cytokinetics, Inc. (a)	25,600	243
Cytokinetics, Inc. warrants 6/25/17 (a)	288,420	213
Gilead Sciences, Inc.	467,863	39,029
Insmed, Inc. (a)	342,678	3,379
Medivation, Inc. (a)	285,300	17,204
Regeneron Pharmaceuticals, Inc. (a)	19,300	6,740
TESARO, Inc. (a)	30,300	2,547
Vertex Pharmaceuticals, Inc. (a)	156,300	13,445
		100,315
Health Care Equipment & Supplies - 2.7%
Boston Scientific Corp. (a)	378,100	8,836
Edwards Lifesciences Corp. (a)	47,500	4,737
Intuitive Surgical, Inc. (a)	5,700	3,770
Medtronic PLC	90,700	7,870
Novadaq Technologies, Inc. (a)	256,100	2,520
ResMed, Inc.	62,100	3,927
		31,660
Health Care Providers & Services - 0.1%
HealthEquity, Inc. (a)	12,900	392
VCA, Inc. (a)	11,100	750
		1,142
Pharmaceuticals - 1.9%
Astellas Pharma, Inc.	1,363,100	21,377
Collegium Pharmaceutical, Inc. (a)	30,900	366
		21,743

TOTAL HEALTH CARE		154,860

INDUSTRIALS - 9.7%
Aerospace & Defense - 1.2%
Honeywell International, Inc.	85,200	9,910
TransDigm Group, Inc. (a)	14,927	3,936
		13,846
Airlines - 0.7%
Ryanair Holdings PLC sponsored ADR	116,564	8,106
Building Products - 0.7%
A.O. Smith Corp.	60,944	5,370
Caesarstone Sdot-Yam Ltd. (a)	81,200	2,823
		8,193
Commercial Services & Supplies - 0.7%
KAR Auction Services, Inc.	206,700	8,628
Electrical Equipment - 0.6%
Acuity Brands, Inc.	23,600	5,852
AMETEK, Inc.	26,045	1,204
		7,056
Industrial Conglomerates - 3.1%
Danaher Corp.	299,855	30,285
Roper Technologies, Inc.	33,414	5,699
		35,984
Machinery - 0.0%
Rational AG	200	93
Professional Services - 2.4%
Equifax, Inc.	57,600	7,396
Resources Connection, Inc.	99,000	1,463
Robert Half International, Inc.	128,100	4,888
TransUnion Holding Co., Inc.	38,400	1,284
WageWorks, Inc. (a)	213,473	12,768
		27,799
Road & Rail - 0.0%
Swift Transporation Co. (a)	25,500	393
Trading Companies & Distributors - 0.3%
HD Supply Holdings, Inc. (a)	101,900	3,548

TOTAL INDUSTRIALS		113,646

INFORMATION TECHNOLOGY - 37.5%
Electronic Equipment & Components - 0.2%
CDW Corp.	44,100	1,768
Internet Software & Services - 23.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	83,100	6,609
Alphabet, Inc.:
Class A	130,052	91,495
Class C (a)	35,616	24,650
Facebook, Inc. Class A (a)	1,292,191	147,668
GoDaddy, Inc. (a)	93,300	2,910
Just Dial Ltd.	61,822	562
JUST EAT Ltd. (a)	367,603	2,098
Shopify, Inc. Class A (a)	19,900	612
Stamps.com, Inc. (a)	26,800	2,343
		278,947
IT Services - 2.5%
Gartner, Inc. Class A (a)	30,600	2,981
Global Payments, Inc.	136,700	9,758
Visa, Inc. Class A	224,196	16,629
		29,368
Semiconductors & Semiconductor Equipment - 0.8%
Maxim Integrated Products, Inc.	123,305	4,401
Monolithic Power Systems, Inc.	72,318	4,941
		9,342
Software - 10.3%
Activision Blizzard, Inc.	113,287	4,490
Adobe Systems, Inc. (a)	161,500	15,470
Computer Modelling Group Ltd.	241,400	1,932
CyberArk Software Ltd. (a)(c)	41,300	2,007
Electronic Arts, Inc. (a)	370,934	28,102
Fleetmatics Group PLC (a)	56,200	2,435
Intuit, Inc.	24,900	2,779
Mobileye NV (a)(c)	503,469	23,230
Red Hat, Inc. (a)	110,700	8,037
Salesforce.com, Inc. (a)	412,864	32,786
		121,268

TOTAL INFORMATION TECHNOLOGY		440,693

MATERIALS - 1.5%
Chemicals - 1.5%
Albemarle Corp. U.S.	221,300	17,551
Metals & Mining - 0.0%
Orocobre Ltd. (a)	181,246	651

TOTAL MATERIALS		18,202

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	23,800	2,569
TOTAL COMMON STOCKS
(Cost $869,263)		1,105,155

Convertible Preferred Stocks - 0.8%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(b)	239,736	978
INFORMATION TECHNOLOGY - 0.7%
Internet Software & Services - 0.7%
Uber Technologies, Inc. Series D, 8.00% (a)(b)	162,572	7,929
IT Services - 0.0%
AppNexus, Inc. Series E (a)(b)	48,212	810

TOTAL INFORMATION TECHNOLOGY		8,739

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $4,596)		9,717

Money Market Funds - 6.7%
Fidelity Cash Central Fund, 0.43% (d)	55,640,853	55,641
Fidelity Securities Lending Cash Central Fund, 0.46% (d)(e)	22,776,259	22,776
TOTAL MONEY MARKET FUNDS
(Cost $78,417)		78,417
TOTAL INVESTMENT PORTFOLIO - 101.5%
(Cost $952,276)		1,193,289
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(17,571)
NET ASSETS - 100%		$1,175,718

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,719,000 or 0.8% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
AppNexus, Inc. Series E	8/1/14	$966
Blu Homes, Inc. Series A, 5.00%	6/21/13	$1,108
NJOY, Inc.	9/11/13	$454
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$2,522

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$196
Fidelity Securities Lending Cash Central Fund	489
Total	$685

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$188,368	$186,988	$400	$980
Consumer Staples	82,868	81,600	1,268	--
Energy	11,393	11,393	--	--
Financials	93,534	92,900	634	--
Health Care	154,860	133,270	21,590	--
Industrials	113,646	113,553	93	--
Information Technology	449,432	438,033	2,660	8,739
Materials	18,202	17,551	651	--
Telecommunication Services	2,569	2,569	--	--
Money Market Funds	78,417	78,417	--	--
Total Investments in Securities:	$1,193,289	$1,156,274	$27,296	$9,719

The following is a summary of transfers between Level 1 and Level 2 for the period ended June 30, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$20,238
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		June 30, 2016
Assets
Investment in securities, at value (including securities loaned of $24,204) — See accompanying schedule: Unaffiliated issuers (cost $873,859)	$1,114,872
Fidelity Central Funds (cost $78,417)	78,417
Total Investments (cost $952,276)		$1,193,289
Receivable for investments sold		9,531
Receivable for fund shares sold		528
Dividends receivable		581
Distributions receivable from Fidelity Central Funds		55
Other receivables		35
Total assets		1,204,019
Liabilities
Payable for investments purchased	$3,368
Payable for fund shares redeemed	1,415
Accrued management fee	509
Other affiliated payables	184
Other payables and accrued expenses	49
Collateral on securities loaned, at value	22,776
Total liabilities		28,301
Net Assets		$1,175,718
Net Assets consist of:
Paid in capital		$1,092,730
Distributions in excess of net investment income		(573)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(157,440)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		241,001
Net Assets		$1,175,718
Growth Discovery:
Net Asset Value, offering price and redemption price per share ($999,716 ÷ 40,851 shares)		$24.47
Class K:
Net Asset Value, offering price and redemption price per share ($176,002 ÷ 7,189 shares)		$24.48

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended June 30, 2016
Investment Income
Dividends		$9,196
Income from Fidelity Central Funds		685
Total income		9,881
Expenses
Management fee
Basic fee	$6,687
Performance adjustment	171
Transfer agent fees	1,866
Accounting and security lending fees	398
Custodian fees and expenses	40
Independent trustees' fees and expenses	5
Registration fees	61
Audit	62
Legal	6
Miscellaneous	10
Total expenses before reductions	9,306
Expense reductions	(50)	9,256
Net investment income (loss)		625
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,127
Foreign currency transactions	(26)
Futures contracts	6
Total net realized gain (loss)		20,107
Change in net unrealized appreciation (depreciation) on: Investment securities	(43,045)
Futures contracts	281
Total change in net unrealized appreciation (depreciation)		(42,764)
Net gain (loss)		(22,657)
Net increase (decrease) in net assets resulting from operations		$(22,032)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2016	Year ended June 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$625	$3,766
Net realized gain (loss)	20,107	108,634
Change in net unrealized appreciation (depreciation)	(42,764)	(12,280)
Net increase (decrease) in net assets resulting from operations	(22,032)	100,120
Distributions to shareholders from net investment income	(1,789)	(1,605)
Distributions to shareholders from net realized gain	(555)	–
Total distributions	(2,344)	(1,605)
Share transactions - net increase (decrease)	(80,061)	(80,798)
Total increase (decrease) in net assets	(104,437)	17,717
Net Assets
Beginning of period	1,280,155	1,262,438
End of period	$1,175,718	$1,280,155
Other Information
Undistributed net investment income end of period	$–	$1,357
Distributions in excess of net investment income end of period	$(573)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth Discovery Fund

Years ended June 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$24.93	$23.07	$17.45	$15.09	$14.88
Income from Investment Operations
Net investment income (loss)A	.01	.07	.02	.07	.04
Net realized and unrealized gain (loss)	(.43)	1.81	5.63	2.35	.26
Total from investment operations	(.42)	1.88	5.65	2.42	.30
Distributions from net investment income	(.03)	(.02)	(.02)	(.06)	(.03)
Distributions from net realized gain	(.01)	–	(.01)	–	(.06)
Total distributions	(.04)	(.02)	(.03)	(.06)	(.09)
Net asset value, end of period	$24.47	$24.93	$23.07	$17.45	$15.09
Total ReturnB	(1.68)%	8.17%	32.40%	16.09%	2.07%
Ratios to Average Net AssetsC,D
Expenses before reductions	.78%	.77%	.81%	.88%	.81%
Expenses net of fee waivers, if any	.78%	.77%	.81%	.88%	.81%
Expenses net of all reductions	.78%	.77%	.81%	.87%	.80%
Net investment income (loss)	.03%	.27%	.10%	.42%	.27%
Supplemental Data
Net assets, end of period (in millions)	$1,000	$1,078	$1,072	$767	$875
Portfolio turnover rateE	57%	51%	70%	62%	74%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth Discovery Fund Class K

Years ended June 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$24.94	$23.09	$17.45	$15.09	$14.88
Income from Investment Operations
Net investment income (loss)A	.04	.10	.05	.09	.06
Net realized and unrealized gain (loss)	(.43)	1.82	5.63	2.36	.26
Total from investment operations	(.39)	1.92	5.68	2.45	.32
Distributions from net investment income	(.06)	(.07)	(.04)	(.09)	(.06)
Distributions from net realized gain	(.01)	–	(.01)	–	(.06)
Total distributions	(.07)	(.07)	(.04)B	(.09)	(.11)C
Net asset value, end of period	$24.48	$24.94	$23.09	$17.45	$15.09
Total ReturnD	(1.57)%	8.32%	32.62%	16.28%	2.27%
Ratios to Average Net AssetsE,F
Expenses before reductions	.66%	.64%	.68%	.72%	.64%
Expenses net of fee waivers, if any	.66%	.64%	.68%	.72%	.64%
Expenses net of all reductions	.65%	.64%	.67%	.71%	.63%
Net investment income (loss)	.16%	.40%	.24%	.58%	.44%
Supplemental Data
Net assets, end of period (in millions)	$176	$202	$190	$137	$144
Portfolio turnover rateG	57%	51%	70%	62%	74%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.04 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.006 per share.

 C Total distributions of $.11 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.055 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended June 30, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Discovery Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$284,013
Gross unrealized depreciation	(44,315)
Net unrealized appreciation (depreciation) on securities	$239,698
Tax Cost	$953,591

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(136,052)
Net unrealized appreciation (depreciation) on securities and other investments	$239,685

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$(136,052)

The Fund intends to elect to defer to its next fiscal year $20,072 of capital losses recognized during the period November 1, 2015 to June 30, 2016.

The tax character of distributions paid was as follows:

	June 30, 2016	June 30, 2015
Ordinary Income	$2,344	$ 1,605

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $6 and a change in net unrealized appreciation (depreciation) of $281 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $652,282 and $751,010, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Discovery as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Discovery. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Discovery	$1,780.17
Class K	86.05
	$ 1,866

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $9 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,815. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $489, including $26 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $40 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended June 30, 2016	Year ended June 30, 2015
From net investment income
Growth Discovery	$1,330	$1,051
Class K	459	554
Total	$1,789	$1,605
From net realized gain
Growth Discovery	$471	$–
Class K	84	–
Total	$555	$–

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
Growth Discovery
Shares sold	5,290	6,606	$128,658	$156,958
Reinvestment of distributions	68	43	1,697	996
Shares redeemed	(7,766)	(9,855)	(188,307)	(234,518)
Net increase (decrease)	(2,408)	(3,206)	$(57,952)	$(76,564)
Class K
Shares sold	1,980	2,148	$48,709	$51,064
Reinvestment of distributions	22	24	543	554
Shares redeemed	(2,901)	(2,328)	(71,361)	(55,852)
Net increase (decrease)	(899)	(156)	$(22,109)	$(4,234)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and Shareholders of Fidelity Growth Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Discovery Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Growth Discovery Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 to June 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period-B January 1, 2016 to June 30, 2016
Growth Discovery	.78%
Actual		$1,000.00	$968.30	$3.82
Hypothetical-C		$1,000.00	$1,020.98	$3.92
Class K	.66%
Actual		$1,000.00	$969.10	$3.23
Hypothetical-C		$1,000.00	$1,021.58	$3.32

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Growth Discovery and Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Growth Discovery and Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

CII-K-ANN-0816
1.863271.107

Fidelity® Fund Annual Report June 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended June 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Fund	(0.83)%	9.90%	6.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Fund, a class of the fund, on June 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,230	Fidelity® Fund
$20,465	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy 12 months for U.S. equities through June 30, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets, China’s economy and the U.K.’s relationship with the European Union – dominating investor sentiment. The S&P 500® index rose 3.99% for the year. Stocks suffered a steep, late-summer decline on concern about slowing growth in China. A sharp recovery in October was fueled by the U.S. Federal Reserve’s decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Mid-February through the period’s final week saw steady increases driven by U.S. jobs gains, a broad rally in commodities and perceived softening in the Fed’s rate-tightening posture. However, the U.K.’s late-June vote in favor of exiting the EU resulted in a sharp two-day decline for markets globally, followed by a rebound as investor sentiment shifted to end the month. Smaller-caps lagged, as the Russell 2000® Index returned -6.73%. The Nasdaq Composite Index® returned -1.68%, as Apple (-22%) struggled. Sector performance varied widely within the S&P 500®, as demand for more-stable, higher-yielding investments boosted defensive, dividend-rich groups, while resources-dependent stocks foundered.

Comments from Portfolio Manager John Avery:  For the year, the fund’s share classes considerably trailed the S&P 500®. Versus that index, stock selection in health care, financials and consumer staples, along with largely avoiding telecommunication services and an underweighting in utilities, detracted from performance. Untimely positioning in PC-software maker Microsoft cost us the most relative to the benchmark. The stock enjoyed a robust rally in October 2015. I purchased the stock that same month but unfortunately missed most of the rally, and the shares treaded water for the remainder of the period. Other detractors included pharmaceutical stock Allergan and biotech holding Biogen, the latter of which I liquidated in June. Fertilizer maker CF Industries Holdings, which I also sold, was hurt by a near-perfect growing season that led to a drop in corn’s price. Conversely, an underweighting in energy and stock selection in consumer discretionary added value. Among individual holdings, social media giant Facebook was the fund’s top relative contributor. Our investments here rose 32% for the period on continued growth in its user base and higher mobile advertising revenue. Facebook was our second-largest holding at period end. An out-of-benchmark stake in Danish biotechnology company Genmab also helped, as did an overweighting in online retailer Amazon.com.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	3.3	3.2
Berkshire Hathaway, Inc. Class B	2.7	1.8
Amazon.com, Inc.	2.5	3.1
Johnson & Johnson	2.2	0.0
Medtronic PLC	2.2	1.7
Amphenol Corp. Class A	2.1	1.8
Alphabet, Inc. Class A	2.1	2.6
Alphabet, Inc. Class C	2.1	2.4
Visa, Inc. Class A	2.1	2.0
CVS Health Corp.	2.0	1.8
	23.3

Top Five Market Sectors as of June 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.3	22.4
Health Care	14.3	13.3
Consumer Staples	13.6	9.8
Consumer Discretionary	12.5	14.8
Financials	11.9	18.3

Asset Allocation (% of fund's net assets)

As of June 30, 2016*
Stocks	98.0%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

 * Foreign investments - 8.3%

As of December 31, 2015*
Stocks and Equity Futures	99.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 9.8%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments June 30, 2016

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.5%
Diversified Consumer Services - 0.7%
ServiceMaster Global Holdings, Inc. (a)	750,000	$29,850
Hotels, Restaurants & Leisure - 3.1%
Domino's Pizza, Inc.	271,400	35,657
Starbucks Corp.	1,133,996	64,774
Vail Resorts, Inc.	275,000	38,013
		138,444
Internet & Catalog Retail - 2.5%
Amazon.com, Inc. (a)	155,000	110,921
Media - 1.9%
Comcast Corp. Class A	1,170,700	76,318
Lions Gate Entertainment Corp. (b)	400,000	8,092
		84,410
Specialty Retail - 3.9%
AutoZone, Inc. (a)	72,300	57,395
Home Depot, Inc.	500,000	63,845
L Brands, Inc.	170,000	11,412
TJX Companies, Inc.	558,800	43,156
		175,808
Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc. Class B	348,200	19,221

TOTAL CONSUMER DISCRETIONARY		558,654

CONSUMER STAPLES - 13.6%
Beverages - 2.9%
Dr. Pepper Snapple Group, Inc.	350,000	33,821
Molson Coors Brewing Co. Class B	204,200	20,651
The Coca-Cola Co.	1,600,000	72,528
		127,000
Food & Staples Retailing - 2.7%
Costco Wholesale Corp.	200,000	31,408
CVS Health Corp.	915,200	87,621
		119,029
Food Products - 1.9%
Mead Johnson Nutrition Co. Class A	250,000	22,688
Mondelez International, Inc.	1,379,600	62,786
		85,474
Household Products - 2.4%
Procter & Gamble Co.	1,000,000	84,670
Spectrum Brands Holdings, Inc. (b)	200,000	23,862
		108,532
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	492,300	44,809
Tobacco - 2.7%
Altria Group, Inc.	700,000	48,272
Imperial Tobacco Group PLC	600,000	32,540
Reynolds American, Inc.	750,000	40,448
		121,260

TOTAL CONSUMER STAPLES		606,104

ENERGY - 5.7%
Energy Equipment & Services - 0.7%
Schlumberger Ltd.	385,000	30,446
Oil, Gas & Consumable Fuels - 5.0%
Anadarko Petroleum Corp.	435,650	23,198
Cheniere Energy Partners LP	581,461	17,432
Chevron Corp.	800,000	83,864
ConocoPhillips Co.	973,100	42,427
EQT Midstream Partners LP	193,700	15,554
Kinder Morgan, Inc.	500,000	9,360
Teekay LNG Partners LP	1,000,000	11,250
Williams Partners LP	550,000	19,052
		222,137

TOTAL ENERGY		252,583

FINANCIALS - 11.9%
Banks - 2.9%
JPMorgan Chase & Co.	748,900	46,537
M&T Bank Corp.	155,000	18,326
SunTrust Banks, Inc.	241,300	9,913
Wells Fargo & Co.	1,178,367	55,772
		130,548
Diversified Financial Services - 4.8%
Berkshire Hathaway, Inc. Class B (a)	828,900	120,016
Moody's Corp.	255,200	23,915
MSCI, Inc. Class A	450,000	34,704
S&P Global, Inc.	315,725	33,865
		212,500
Insurance - 1.4%
American International Group, Inc.	277,500	14,677
FNF Group	500,000	18,750
Marsh & McLennan Companies, Inc.	450,000	30,807
		64,234
Real Estate Investment Trusts - 2.8%
American Tower Corp.	484,100	54,999
Easterly Government Properties, Inc.	1,211,300	23,899
Public Storage	175,000	44,728
		123,626

TOTAL FINANCIALS		530,908

HEALTH CARE - 14.3%
Biotechnology - 3.2%
Actelion Ltd.	100,000	16,840
Amgen, Inc.	551,300	83,880
Genmab A/S (a)	95,000	17,323
Vertex Pharmaceuticals, Inc. (a)	300,000	25,806
		143,849
Health Care Equipment & Supplies - 3.4%
Boston Scientific Corp. (a)	2,312,000	54,031
Medtronic PLC	1,109,700	96,289
		150,320
Life Sciences Tools & Services - 1.5%
Thermo Fisher Scientific, Inc.	457,700	67,630
Pharmaceuticals - 6.2%
Allergan PLC (a)	296,900	68,611
Bristol-Myers Squibb Co.	930,000	68,402
Johnson & Johnson	800,000	97,040
Teva Pharmaceutical Industries Ltd. sponsored ADR	803,900	40,380
		274,433

TOTAL HEALTH CARE		636,232

INDUSTRIALS - 9.4%
Aerospace & Defense - 6.1%
Honeywell International, Inc.	520,400	60,533
Huntington Ingalls Industries, Inc.	360,500	60,575
Northrop Grumman Corp.	175,000	38,899
Raytheon Co.	500,000	67,975
United Technologies Corp.	400,000	41,020
		269,002
Building Products - 1.0%
Lennox International, Inc.	200,000	28,520
Masco Corp.	500,000	15,470
		43,990
Industrial Conglomerates - 2.2%
Danaher Corp.	703,200	71,023
General Electric Co.	900,000	28,332
		99,355
Machinery - 0.1%
Xylem, Inc.	110,100	4,916

TOTAL INDUSTRIALS		417,263

INFORMATION TECHNOLOGY - 20.3%
Electronic Equipment & Components - 2.1%
Amphenol Corp. Class A	1,666,776	95,556
Internet Software & Services - 7.6%
Alphabet, Inc.:
Class A	135,600	95,399
Class C (a)	136,027	94,144
Facebook, Inc. Class A (a)	1,289,200	147,325
		336,868
IT Services - 3.6%
MasterCard, Inc. Class A	760,300	66,952
Visa, Inc. Class A	1,246,400	92,445
		159,397
Semiconductors & Semiconductor Equipment - 1.9%
Lam Research Corp.	300,000	25,218
NXP Semiconductors NV (a)	298,217	23,362
Texas Instruments, Inc.	600,000	37,590
		86,170
Software - 3.6%
Adobe Systems, Inc. (a)	774,400	74,180
Microsoft Corp.	900,000	46,053
Salesforce.com, Inc. (a)	500,000	39,705
		159,938
Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc.	723,900	69,205

TOTAL INFORMATION TECHNOLOGY		907,134

MATERIALS - 5.1%
Chemicals - 3.4%
E.I. du Pont de Nemours & Co.	625,000	40,500
Ecolab, Inc.	402,500	47,737
Monsanto Co.	328,500	33,970
W.R. Grace & Co.	400,000	29,284
		151,491
Construction Materials - 0.7%
Vulcan Materials Co.	262,299	31,570
Containers & Packaging - 0.5%
Ball Corp.	300,000	21,687
Metals & Mining - 0.5%
Franco-Nevada Corp.	300,000	22,812

TOTAL MATERIALS		227,560

TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.8%
AT&T, Inc.	1,900,000	82,099
UTILITIES - 3.4%
Electric Utilities - 1.7%
NextEra Energy, Inc.	350,000	45,640
Xcel Energy, Inc.	650,000	29,107
		74,747
Multi-Utilities - 1.3%
Dominion Resources, Inc.	300,000	23,379
DTE Energy Co.	350,000	34,692
		58,071
Water Utilities - 0.4%
American Water Works Co., Inc.	200,000	16,902

TOTAL UTILITIES		149,720

TOTAL COMMON STOCKS
(Cost $3,324,276)		4,368,257
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.22% to 0.25% 7/14/16 to 7/28/16 (c)
(Cost $4,509)	4,510	4,510
	Shares	Value (000s)

Money Market Funds - 2.8%
Fidelity Cash Central Fund, 0.43% (d)	116,158,266	$116,158
Fidelity Securities Lending Cash Central Fund, 0.46% (d)(e)	7,647,500	7,648
TOTAL MONEY MARKET FUNDS
(Cost $123,806)		123,806
TOTAL INVESTMENT PORTFOLIO - 100.9%
(Cost $3,452,591)		4,496,573
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(38,972)
NET ASSETS - 100%		$4,457,601

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,420,000.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$265
Fidelity Securities Lending Cash Central Fund	247
Total	$512

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$558,654	$558,654	$--	$--
Consumer Staples	606,104	573,564	32,540	--
Energy	252,583	252,583	--	--
Financials	530,908	530,908	--	--
Health Care	636,232	602,069	34,163	--
Industrials	417,263	417,263	--	--
Information Technology	907,134	907,134	--	--
Materials	227,560	227,560	--	--
Telecommunication Services	82,099	82,099	--	--
Utilities	149,720	149,720	--	--
U.S. Government and Government Agency Obligations	4,510	--	4,510	--
Money Market Funds	123,806	123,806	--	--
Total Investments in Securities:	$4,496,573	$4,425,360	$71,213	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended June 30, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$80,176
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		June 30, 2016
Assets
Investment in securities, at value (including securities loaned of $7,262) — See accompanying schedule: Unaffiliated issuers (cost $3,328,785)	$4,372,767
Fidelity Central Funds (cost $123,806)	123,806
Total Investments (cost $3,452,591)		$4,496,573
Cash		1
Foreign currency held at value (cost $224)		224
Receivable for investments sold		48,238
Receivable for fund shares sold		1,472
Dividends receivable		4,392
Distributions receivable from Fidelity Central Funds		29
Receivable for daily variation margin for derivative instruments		307
Other receivables		197
Total assets		4,551,433
Liabilities
Payable for investments purchased	$80,382
Payable for fund shares redeemed	3,709
Accrued management fee	1,262
Other affiliated payables	604
Other payables and accrued expenses	227
Collateral on securities loaned, at value	7,648
Total liabilities		93,832
Net Assets		$4,457,601
Net Assets consist of:
Paid in capital		$3,251,258
Undistributed net investment income		18,777
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		143,608
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,043,958
Net Assets		$4,457,601
Fidelity Fund:
Net Asset Value, offering price and redemption price per share ($3,761,745 ÷ 89,485 shares)		$42.04
Class K:
Net Asset Value, offering price and redemption price per share ($695,856 ÷ 16,551 shares)		$42.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended June 30, 2016
Investment Income
Dividends		$66,733
Interest		6
Income from Fidelity Central Funds		512
Total income		67,251
Expenses
Management fee	$15,955
Transfer agent fees	6,358
Accounting and security lending fees	1,070
Custodian fees and expenses	67
Independent trustees' fees and expenses	22
Registration fees	81
Audit	80
Legal	20
Miscellaneous	37
Total expenses before reductions	23,690
Expense reductions	(187)	23,503
Net investment income (loss)		43,748
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	186,966
Foreign currency transactions	(225)
Futures contracts	(9,658)
Total net realized gain (loss)		177,083
Change in net unrealized appreciation (depreciation) on: Investment securities	(275,034)
Futures contracts	2,198
Total change in net unrealized appreciation (depreciation)		(272,836)
Net gain (loss)		(95,753)
Net increase (decrease) in net assets resulting from operations		$(52,005)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2016	Year ended June 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$43,748	$44,597
Net realized gain (loss)	177,083	715,624
Change in net unrealized appreciation (depreciation)	(272,836)	(184,216)
Net increase (decrease) in net assets resulting from operations	(52,005)	576,005
Distributions to shareholders from net investment income	(36,756)	(39,297)
Distributions to shareholders from net realized gain	(224,972)	(600,919)
Total distributions	(261,728)	(640,216)
Share transactions - net increase (decrease)	(324,381)	(769,920)
Total increase (decrease) in net assets	(638,114)	(834,131)
Net Assets
Beginning of period	5,095,715	5,929,846
End of period	$4,457,601	$5,095,715
Other Information
Undistributed net investment income end of period	$18,777	$17,253

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Fund

Years ended June 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$44.69	$45.42	$39.77	$34.51	$34.35
Income from Investment Operations
Net investment income (loss)A	.38	.34	.35	.44	.37
Net realized and unrealized gain (loss)	(.73)	3.91	8.61	5.31	.02
Total from investment operations	(.35)	4.25	8.96	5.75	.39
Distributions from net investment income	(.31)	(.30)	(.32)	(.49)	(.23)
Distributions from net realized gain	(1.99)	(4.68)	(2.98)	–	–
Total distributions	(2.30)	(4.98)	(3.31)B	(.49)	(.23)
Net asset value, end of period	$42.04	$44.69	$45.42	$39.77	$34.51
Total ReturnC	(.83)%	10.52%	23.70%	16.85%	1.21%
Ratios to Average Net AssetsD,E
Expenses before reductions	.52%	.52%	.53%	.56%	.58%
Expenses net of fee waivers, if any	.52%	.52%	.53%	.56%	.58%
Expenses net of all reductions	.52%	.52%	.53%	.55%	.58%
Net investment income (loss)	.91%	.79%	.82%	1.18%	1.13%
Supplemental Data
Net assets, end of period (in millions)	$3,762	$4,143	$4,811	$4,451	$4,364
Portfolio turnover rateF	67%	59%G	93%	113%	102%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $3.31 per share is comprised of distributions from net investment income of $.324 and distributions from net realized gain of $2.984 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Fund Class K

Years ended June 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$44.69	$45.42	$39.78	$34.52	$34.35
Income from Investment Operations
Net investment income (loss)A	.42	.39	.40	.49	.42
Net realized and unrealized gain (loss)	(.72)	3.91	8.60	5.31	.02
Total from investment operations	(.30)	4.30	9.00	5.80	.44
Distributions from net investment income	(.36)	(.35)	(.38)	(.54)	(.27)
Distributions from net realized gain	(1.99)	(4.68)	(2.98)	–	–
Total distributions	(2.35)	(5.03)	(3.36)	(.54)	(.27)
Net asset value, end of period	$42.04	$44.69	$45.42	$39.78	$34.52
Total ReturnB	(.72)%	10.65%	23.83%	17.03%	1.37%
Ratios to Average Net AssetsC,D
Expenses before reductions	.41%	.41%	.41%	.42%	.43%
Expenses net of fee waivers, if any	.41%	.41%	.41%	.42%	.43%
Expenses net of all reductions	.41%	.41%	.41%	.41%	.42%
Net investment income (loss)	1.02%	.90%	.94%	1.32%	1.29%
Supplemental Data
Net assets, end of period (in millions)	$696	$952	$1,119	$994	$814
Portfolio turnover rateE	67%	59%F	93%	113%	102%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended June 30, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Fidelity Fund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,068,544
Gross unrealized depreciation	(24,511)
Net unrealized appreciation (depreciation) on securities	$1,044,033
Tax Cost	$3,452,540

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$23,043
Undistributed long-term capital gain	$143,559
Net unrealized appreciation (depreciation) on securities and other investments	$1,044,009

The tax character of distributions paid was as follows:

	June 30, 2016	June 30, 2015
Ordinary Income	$38,221	$ 128,905
Long-term Capital Gains	223,507	511,311
Total	$261,728	$ 640,216

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $60,628. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(9,658) and a change in net unrealized appreciation (depreciation) of $2,198 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,085,772 and $3,589,195, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .09% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .34% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Fidelity Fund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Fund	$5,951.15
Class K	407.05
	$6,358

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $60 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $247. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $149 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $38.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended June 30, 2016	Year ended June 30, 2015
From net investment income
Fidelity Fund	$28,914	$31,557
Class K	7,842	7,740
Total	$36,756	$39,297
From net realized gain
Fidelity Fund	$183,334	$495,740
Class K	41,638	105,179
Total	$224,972	$600,919

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
Fidelity Fund
Shares sold	3,667	4,199	$152,399	$183,360
Reinvestment of distributions	4,583	11,899	196,417	494,064
Shares redeemed	(11,490)	(29,307)(a)	(476,458)	(1,299,539)(a)
Net increase (decrease)	(3,240)	(13,209)	$(127,642)	$(622,115)
Class K
Shares sold	7,320	3,436	$293,997	$150,591
Reinvestment of distributions	1,156	2,722	49,480	112,919
Shares redeemed	(13,234)	(9,474)	(540,216)	(411,315)
Net increase (decrease)	(4,758)	(3,316)	$(196,739)	$(147,805)

 (a) Amount includes in-kind redemptions.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and Shareholders of Fidelity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 to June 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period-B January 1, 2016 to June 30, 2016
Fidelity Fund	.52%
Actual		$1,000.00	$1,000.70	$2.59
Hypothetical-C		$1,000.00	$1,022.28	$2.61
Class K	.42%
Actual		$1,000.00	$1,001.20	$2.09
Hypothetical-C		$1,000.00	$1,022.77	$2.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Fidelity Fund	8/15/2016	8/12/2016	$0.220	$1.383

Class K	8/15/2016	8/12/2016	$0.242	$1.383

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2016, $179,049,671 or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Fund and Class K designates 100% of the dividends distributed in August and December 2015 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Fund and Class K designates 100% of the dividends distributed in August and December 2015 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FID-ANN-0816
1.705632.119

Fidelity® Series Growth & Income Fund Fidelity® Series Growth & Income Fund Class F Annual Report June 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended June 30, 2016	Past 1 year	Life of fundA
Fidelity® Series Growth & Income Fund	(2.56)%	10.94%
Class F	(2.40)%	11.12%

 A From December 6, 2012

 Prior to August 1, 2013, the fund was named Fidelity® Series Mega Cap Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Growth & Income Fund, a class of the fund, on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$14,482	Fidelity® Series Growth & Income Fund
$16,005	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy 12 months for U.S. equities through June 30, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets, China’s economy and the U.K.'s relationship with the European Union– dominating investor sentiment. The S&P 500® index rose 3.99% for the year. Stocks suffered a steep, late-summer decline on concern about slowing growth in China. A sharp recovery in October was fueled by the U.S. Federal Reserve’s decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Mid-February through the period’s final week saw steady increases driven by U.S. jobs gains, a broad rally in commodities and perceived softening in the Fed’s rate-tightening posture. However, the U.K.’s late-June vote in favor of exiting the EU resulted in a sharp two-day decline for markets globally, followed by a rebound as investor sentiment shifted to end the month. Smaller-caps lagged, with the Russell 2000® Index returning -6.73%. The tech-heavy Nasdaq Composite Index® returned -1.68%, as major constituent Apple (-22%) struggled. Sector performance varied widely within the S&P 500®, as demand for more-stable, higher-yielding investments boosted traditionally defensive, dividend-rich groups, while resources-dependent stocks foundered.

Comments from Portfolio Manager Matthew Fruhan:  For the year, the fund’s share classes generated low-single-digit declines, trailing the 3.99% gain of the benchmark S&P 500® index. Versus the benchmark, the fund was hurt most by weak stock selection in the financials sector. We were overweight various financial institutions that struggled as interest rates fell, which makes their lending less profitable. Notable relative detractors from this sector included Bank of America, State Street, Citigroup, JPMorgan Chase and Morgan Stanley, along with KKR, an alternative asset manager and non-benchmark stock that faced business challenges amid volatile financial markets. The fund’s biggest individual detractor was not holding benchmark component and online retailer Amazon.com, whose shares were up 65% this period. Amazon continued to strike me as a good business but not a good investment at its lofty valuation. On the positive side, security selection in health care contributed, especially largely avoiding biotechnology company Gilead Sciences and not owning pharmaceuticals company Allergan, two poor-performing benchmark components that did not meet my criteria. Conversely, the fund’s top individual contributor was General Electric, which continued to divest its financial services businesses and return to its roots as an industrial company.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.6	4.2
General Electric Co.(a)	3.3	3.8
Microsoft Corp.	3.1	3.3
Bank of America Corp.	2.6	2.9
Apple, Inc.	2.6	3.1
Chevron Corp.(a)	2.5	2.2
Johnson & Johnson(a)	2.4	2.1
Procter & Gamble Co.(a)	2.4	2.2
Citigroup, Inc.	2.3	2.6
Qualcomm, Inc.	1.9	1.9
	26.7

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of June 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	22.2
Information Technology	19.9	21.1
Health Care	14.1	12.3
Industrials	12.6	13.0
Energy	12.5	9.6

Asset Allocation (% of fund's net assets)

As of June 30, 2016*,**
Stocks	97.9%
Convertible Securities	1.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 11.5%

 ** Written Options - (0.1)%

As of December 31, 2015*,**
Stocks	98.4%
Convertible Securities	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 11.8%

 ** Written Options - 0.0%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments June 30, 2016

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
CONSUMER DISCRETIONARY - 8.4%
Auto Components - 0.3%
BorgWarner, Inc.	499,500	$14,745,240
Johnson Controls, Inc.	210,900	9,334,434
		24,079,674
Automobiles - 0.2%
General Motors Co.	385,300	10,903,990
Harley-Davidson, Inc.	113,100	5,123,430
		16,027,420
Diversified Consumer Services - 0.0%
H&R Block, Inc.	148,800	3,422,400
Hotels, Restaurants & Leisure - 0.7%
Cedar Fair LP (depositary unit)	23,300	1,347,206
Dunkin' Brands Group, Inc.	258,700	11,284,494
Las Vegas Sands Corp.	293,900	12,781,711
Whitbread PLC	126,935	5,939,196
Wingstop, Inc.	32,000	872,000
Yum! Brands, Inc. (a)	386,855	32,078,017
		64,302,624
Leisure Products - 0.1%
NJOY, Inc. (b)(c)	791,469	31,896
Polaris Industries, Inc.	136,400	11,152,064
		11,183,960
Media - 4.3%
Comcast Corp. Class A (a)	2,407,700	156,957,963
Scripps Networks Interactive, Inc. Class A	756,014	47,076,992
Sinclair Broadcast Group, Inc. Class A	467,523	13,960,237
Time Warner, Inc.	1,500,477	110,345,079
Viacom, Inc. Class B (non-vtg.)	1,125,800	46,686,926
		375,027,197
Multiline Retail - 1.4%
Target Corp. (a)	1,696,675	118,461,849
Specialty Retail - 1.3%
Foot Locker, Inc.	171,700	9,419,462
L Brands, Inc.	171,600	11,519,508
Lowe's Companies, Inc.	1,160,900	91,908,453
		112,847,423
Textiles, Apparel & Luxury Goods - 0.1%
Ralph Lauren Corp.	115,900	10,386,958

TOTAL CONSUMER DISCRETIONARY		735,739,505

CONSUMER STAPLES - 6.9%
Beverages - 2.2%
Britvic PLC	243,400	1,904,663
Diageo PLC	1,341,951	37,488,291
PepsiCo, Inc.	253,100	26,813,414
The Coca-Cola Co. (a)	2,720,018	123,298,416
		189,504,784
Food & Staples Retailing - 1.1%
CVS Health Corp.	719,000	68,837,060
Walgreens Boots Alliance, Inc.	311,593	25,946,349
		94,783,409
Food Products - 0.2%
Mead Johnson Nutrition Co. Class A	231,200	20,981,400
Household Products - 2.4%
Procter & Gamble Co. (a)	2,427,300	205,519,491
Personal Products - 0.1%
Edgewell Personal Care Co. (b)	140,200	11,834,282
Tobacco - 0.9%
British American Tobacco PLC sponsored ADR	136,359	17,655,763
Imperial Tobacco Group PLC	163,438	8,863,697
Philip Morris International, Inc.	484,166	49,249,366
		75,768,826

TOTAL CONSUMER STAPLES		598,392,192

ENERGY - 12.4%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	447,700	20,204,701
Helmerich & Payne, Inc.	171,200	11,492,656
National Oilwell Varco, Inc.	822,900	27,690,585
Oceaneering International, Inc.	900,530	26,889,826
Schlumberger Ltd.	301,207	23,819,450
		110,097,218
Oil, Gas & Consumable Fuels - 11.1%
Amyris, Inc. (b)(d)	228,433	102,909
Anadarko Petroleum Corp.	173,700	9,249,525
Apache Corp.	1,162,441	64,713,090
Cabot Oil & Gas Corp.	307,900	7,925,346
Cenovus Energy, Inc.	3,563,700	49,292,402
Chevron Corp. (a)	2,076,535	217,683,164
ConocoPhillips Co.	2,075,680	90,499,648
Energy Transfer Equity LP	576,400	8,282,868
EQT Midstream Partners LP	72,000	5,781,600
Golar LNG Ltd.	718,300	11,133,650
Imperial Oil Ltd.	2,068,600	65,454,830
Kinder Morgan, Inc.	4,015,800	75,175,776
Legacy Reserves LP	1,368,375	2,216,768
MPLX LP	232,139	7,806,835
PrairieSky Royalty Ltd.	967,315	18,358,732
Suncor Energy, Inc.	4,998,800	138,671,769
Teekay LNG Partners LP	692,700	7,792,875
The Williams Companies, Inc.	4,267,557	92,307,258
Williams Partners LP	2,792,491	96,731,888
		969,180,933

TOTAL ENERGY		1,079,278,151

FINANCIALS - 20.5%
Banks - 13.7%
Bank of America Corp.	17,059,205	226,375,650
Citigroup, Inc.	4,727,783	200,410,721
Citizens Financial Group, Inc.	87,300	1,744,254
Comerica, Inc.	995,100	40,928,463
Cullen/Frost Bankers, Inc.	111,700	7,118,641
Fifth Third Bancorp	596,100	10,485,399
JPMorgan Chase & Co.	4,997,354	310,535,574
Lloyds Banking Group PLC	2,368,200	1,715,266
M&T Bank Corp.	361,600	42,751,968
PNC Financial Services Group, Inc.	487,724	39,695,856
Regions Financial Corp.	6,429,150	54,712,067
Standard Chartered PLC (United Kingdom)	1,887,310	14,318,977
SunTrust Banks, Inc.	2,507,000	102,987,560
U.S. Bancorp	2,567,639	103,552,881
Wells Fargo & Co.	824,299	39,014,072
		1,196,347,349
Capital Markets - 4.8%
Apollo Global Management LLC Class A	870,300	13,185,045
Ashmore Group PLC	1,616,800	6,437,570
Charles Schwab Corp.	1,526,181	38,627,641
Franklin Resources, Inc.	123,700	4,127,869
Goldman Sachs Group, Inc.	30,600	4,546,548
Invesco Ltd.	629,600	16,079,984
KKR & Co. LP	3,245,362	40,047,767
Morgan Stanley	2,056,800	53,435,664
Northern Trust Corp.	1,311,751	86,916,621
Oaktree Capital Group LLC Class A	341,100	15,267,636
State Street Corp.	2,001,751	107,934,414
The Blackstone Group LP	1,363,900	33,470,106
		420,076,865
Diversified Financial Services - 0.4%
FactSet Research Systems, Inc.	25,800	4,164,636
S&P Global, Inc.	258,700	27,748,162
		31,912,798
Insurance - 0.9%
Chubb Ltd.	9,200	1,202,532
Marsh & McLennan Companies, Inc.	530,007	36,284,279
MetLife, Inc.	551,887	21,981,659
Principal Financial Group, Inc.	363,300	14,935,263
		74,403,733
Real Estate Investment Trusts - 0.5%
American Tower Corp.	108,700	12,349,407
Crown Castle International Corp.	227,200	23,044,896
First Potomac Realty Trust	78,131	718,805
Sabra Health Care REIT, Inc.	283,700	5,854,150
		41,967,258
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. (b)	689,400	4,101,930
Radian Group, Inc.	1,490,064	15,526,467
		19,628,397

TOTAL FINANCIALS		1,784,336,400

HEALTH CARE - 13.1%
Biotechnology - 2.8%
AbbVie, Inc.	916,800	56,759,088
Amgen, Inc.	455,219	69,261,571
Biogen, Inc. (b)	209,900	50,758,018
Celgene Corp. (b)	180,300	17,782,989
Gilead Sciences, Inc.	154,700	12,905,074
Intercept Pharmaceuticals, Inc. (b)	48,600	6,934,248
Shire PLC sponsored ADR	162,400	29,894,592
		244,295,580
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	1,056,749	41,540,803
Ansell Ltd.	650,959	8,909,055
Becton, Dickinson & Co.	37,200	6,308,748
Medtronic PLC	1,226,536	106,426,529
Zimmer Biomet Holdings, Inc.	377,200	45,407,336
		208,592,471
Health Care Providers & Services - 1.3%
Cigna Corp.	125,300	16,037,147
McKesson Corp.	433,047	80,828,223
Patterson Companies, Inc.	443,460	21,237,299
		118,102,669
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	856,800	38,007,648
Pharmaceuticals - 6.2%
Bayer AG	15,500	1,556,741
Bristol-Myers Squibb Co.	294,700	21,675,185
GlaxoSmithKline PLC sponsored ADR	3,659,100	158,585,394
Innoviva, Inc. (d)	399,500	4,206,735
Johnson & Johnson (a)	1,741,070	211,191,791
Novartis AG sponsored ADR	38,630	3,187,361
Sanofi SA	360,152	29,922,412
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,140,084	107,496,419
		537,822,038

TOTAL HEALTH CARE		1,146,820,406

INDUSTRIALS - 12.4%
Aerospace & Defense - 2.1%
General Dynamics Corp.	31,700	4,413,908
Meggitt PLC	352,473	1,915,846
Rolls-Royce Group PLC	1,538,200	14,682,075
The Boeing Co.	755,341	98,096,136
United Technologies Corp.	639,400	65,570,470
		184,678,435
Air Freight & Logistics - 2.2%
C.H. Robinson Worldwide, Inc.	371,000	27,546,750
PostNL NV (b)	5,888,242	24,019,721
United Parcel Service, Inc. Class B (a)	1,266,245	136,399,911
		187,966,382
Airlines - 0.2%
Copa Holdings SA Class A	330,438	17,268,690
Building Products - 0.1%
Lennox International, Inc.	31,200	4,449,120
Commercial Services & Supplies - 0.1%
KAR Auction Services, Inc.	251,300	10,489,262
Electrical Equipment - 0.9%
AMETEK, Inc.	93,300	4,313,259
Eaton Corp. PLC	149,400	8,923,662
Emerson Electric Co.	709,900	37,028,384
Hubbell, Inc. Class B	280,503	29,584,651
		79,849,956
Industrial Conglomerates - 3.3%
General Electric Co. (a)	9,163,156	288,456,151
Machinery - 0.7%
Caterpillar, Inc.	29,200	2,213,652
CLARCOR, Inc.	34,500	2,098,635
Deere & Co.	311,700	25,260,168
Donaldson Co., Inc.	384,400	13,207,984
IMI PLC	113,200	1,466,993
Pentair PLC	45,900	2,675,511
Wabtec Corp.	118,300	8,308,209
Xylem, Inc.	181,700	8,112,905
		63,344,057
Professional Services - 0.1%
Nielsen Holdings PLC	137,400	7,140,678
Road & Rail - 2.2%
CSX Corp.	2,466,108	64,316,097
J.B. Hunt Transport Services, Inc.	722,188	58,446,675
Kansas City Southern	272,600	24,558,534
Norfolk Southern Corp.	264,434	22,511,266
Union Pacific Corp.	219,600	19,160,100
		188,992,672
Trading Companies & Distributors - 0.5%
MSC Industrial Direct Co., Inc. Class A	96,100	6,780,816
W.W. Grainger, Inc.	23,800	5,408,550
Watsco, Inc.	238,847	33,603,384
		45,792,750

TOTAL INDUSTRIALS		1,078,428,153

INFORMATION TECHNOLOGY - 19.8%
Communications Equipment - 1.6%
Cisco Systems, Inc.	4,980,033	142,877,147
Internet Software & Services - 2.9%
Alphabet, Inc.:
Class A	192,609	135,506,210
Class C (b)	166,665	115,348,847
		250,855,057
IT Services - 5.1%
First Data Corp. (e)	1,987,987	22,007,016
First Data Corp. Class A (b)	348,500	3,857,895
IBM Corp.	609,194	92,463,465
MasterCard, Inc. Class A	939,000	82,688,340
Paychex, Inc. (a)	1,790,341	106,525,290
Sabre Corp.	233,900	6,266,181
Unisys Corp. (b)	1,364,300	9,932,104
Visa, Inc. Class A	1,650,700	122,432,419
		446,172,710
Semiconductors & Semiconductor Equipment - 2.4%
Maxim Integrated Products, Inc.	740,500	26,428,445
Qualcomm, Inc.	3,180,900	170,400,813
Xilinx, Inc.	348,400	16,071,692
		212,900,950
Software - 3.6%
Microsoft Corp.	5,249,617	268,622,902
Oracle Corp.	756,169	30,949,997
SS&C Technologies Holdings, Inc.	338,300	9,499,464
		309,072,363
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	2,337,960	223,508,976
EMC Corp.	3,513,700	95,467,229
Western Digital Corp.	931,300	44,013,238
		362,989,443

TOTAL INFORMATION TECHNOLOGY		1,724,867,670

MATERIALS - 2.7%
Chemicals - 2.2%
CF Industries Holdings, Inc.	527,100	12,703,110
E.I. du Pont de Nemours & Co.	423,331	27,431,849
Johnson Matthey PLC	24,100	903,924
LyondellBasell Industries NV Class A	258,400	19,230,128
Monsanto Co.	985,821	101,943,750
Potash Corp. of Saskatchewan, Inc.	2,114,000	34,362,011
		196,574,772
Containers & Packaging - 0.5%
Ball Corp.	91,700	6,628,993
International Paper Co.	37,400	1,585,012
Packaging Corp. of America	94,400	6,318,192
WestRock Co.	664,100	25,813,567
		40,345,764

TOTAL MATERIALS		236,920,536

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
Verizon Communications, Inc.	1,435,123	80,137,268
UTILITIES - 0.8%
Electric Utilities - 0.8%
Exelon Corp.	2,049,700	74,527,092
PPL Corp.	11,300	426,575
		74,953,667
Multi-Utilities - 0.0%
Sempra Energy	700	79,814

TOTAL UTILITIES		75,033,481

TOTAL COMMON STOCKS
(Cost $7,903,343,768)		8,539,953,762

Preferred Stocks - 1.2%
Convertible Preferred Stocks - 1.2%
HEALTH CARE - 1.0%
Health Care Equipment & Supplies - 1.0%
Alere, Inc. 3.00%	248,909	82,948,924
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Stericycle, Inc. 2.25%	191,900	15,962,242
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Dynegy, Inc. 7.00% (b)	39,300	4,233,396

TOTAL CONVERTIBLE PREFERRED STOCKS		103,144,562

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC	103,603,200	137,922
Rolls-Royce Group PLC (C Shares) (b)	46,164,600	61,457
		199,379
TOTAL PREFERRED STOCKS
(Cost $96,271,689)		103,343,941
	Principal Amount	Value

Convertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Tesla Motors, Inc. 1.25% 3/1/21	8,100,000	6,657,188
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc.:
5% 10/15/18 (c)	2,663,133	2,346,167
9.5% 4/15/19 (e)	5,081,000	2,400,773
Peabody Energy Corp. 4.75% 12/15/41 (f)	13,140,000	65,700
		4,812,640
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
Twitter, Inc. 0.25% 9/15/19	12,910,000	11,828,788
TOTAL CONVERTIBLE BONDS
(Cost $37,625,318)		23,298,616
	Shares	Value

Money Market Funds - 0.4%
Fidelity Cash Central Fund, 0.43% (g)	32,549,773	32,549,773
Fidelity Securities Lending Cash Central Fund, 0.46% (g)(h)	1,899,000	1,899,000
TOTAL MONEY MARKET FUNDS
(Cost $34,448,773)		34,448,773
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $8,071,689,548)		8,701,045,092
NET OTHER ASSETS (LIABILITIES) - 0.2%		16,132,413
NET ASSETS - 100%		$8,717,177,505

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Chevron Corp.	9/16/16 - $110.00	3,123	$302,924	$(334,161)
Comcast Corp. Class A	10/21/16 - $67.50	3,624	333,401	(483,804)
General Electric Co.	9/16/16 - $32.00	18,485	998,168	(1,256,980)
Johnson & Johnson	7/15/16 - $120.00	2,726	92,682	(523,392)
Paychex, Inc.	9/16/16 - $57.50	5,645	417,721	(1,495,925)
Procter & Gamble Co.	7/15/16 - $85.00	6,310	138,817	(372,290)
Target Corp.	7/15/16 - $87.50	3,072	452,803	(3,072)
The Coca-Cola Co.	7/15/16 - $48.00	2,884	46,143	(4,326)
United Parcel Service, Inc. Class B	10/21/16 - $105.00	1,857	790,570	(900,645)
Yum! Brands, Inc.	7/15/16 - $87.50	3,868	885,752	(193,400)
TOTAL WRITTEN OPTIONS			$4,458,981	$(5,567,995)

Legend

 (a) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $321,233,881.

 (b) Non-income producing

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,378,063 or 0.0% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $24,407,789 or 0.3% of net assets.

 (f) Non-income producing - Security is in default.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Amyris, Inc. 5% 10/15/18	10/16/13 - 4/15/16	$2,663,133
NJOY, Inc.	2/14/14	$1,372,724

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$146,085
Fidelity Securities Lending Cash Central Fund	767,196
Total	$913,281

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$735,739,505	$729,768,413	$5,939,196	$31,896
Consumer Staples	598,392,192	550,135,541	48,256,651	--
Energy	1,079,278,151	1,079,278,151	--	--
Financials	1,784,336,400	1,761,864,587	22,471,813	--
Health Care	1,229,769,330	1,106,432,198	123,337,132	--
Industrials	1,094,589,774	1,052,505,139	42,084,635	--
Information Technology	1,724,867,670	1,724,867,670	--	--
Materials	236,920,536	236,016,612	903,924	--
Telecommunication Services	80,137,268	80,137,268	--	--
Utilities	79,266,877	79,266,877	--	--
Corporate Bonds	23,298,616	--	23,298,616	--
Money Market Funds	34,448,773	34,448,773	--	--
Total Investments in Securities:	$8,701,045,092	$8,434,721,229	$266,291,967	$31,896
Derivative Instruments:
Liabilities
Written Options	$(5,567,995)	$(5,564,923)	$(3,072)	$--
Total Liabilities	$(5,567,995)	$(5,564,923)	$(3,072)	$--
Total Derivative Instruments:	$(5,567,995)	$(5,564,923)	$(3,072)	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended June 30, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$225,414,335
Level 2 to Level 1	$0

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(5,567,995)
Total Equity Risk	0	(5,567,995)
Total Value of Derivatives	$0	$(5,567,995)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.5%
Canada	3.5%
United Kingdom	3.3%
Ireland	1.3%
Israel	1.2%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2016
Assets
Investment in securities, at value (including securities loaned of $1,763,028) — See accompanying schedule: Unaffiliated issuers (cost $8,037,240,775)	$8,666,596,319
Fidelity Central Funds (cost $34,448,773)	34,448,773
Total Investments (cost $8,071,689,548)		$8,701,045,092
Foreign currency held at value (cost $1,051,216)		1,051,216
Receivable for investments sold		91,984,770
Receivable for fund shares sold		272,172
Dividends receivable		13,108,454
Interest receivable		173,136
Distributions receivable from Fidelity Central Funds		52,931
Other receivables		62,216
Total assets		8,807,749,987
Liabilities
Payable for investments purchased	$24,796,752
Payable for fund shares redeemed	54,356,966
Accrued management fee	3,310,660
Written options, at value (premium received $4,458,981)	5,567,995
Other affiliated payables	573,890
Other payables and accrued expenses	67,219
Collateral on securities loaned, at value	1,899,000
Total liabilities		90,572,482
Net Assets		$8,717,177,505
Net Assets consist of:
Paid in capital		$8,173,905,834
Undistributed net investment income		11,419,226
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(96,334,354)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		628,186,799
Net Assets		$8,717,177,505
Series Growth and Income:
Net Asset Value, offering price and redemption price per share ($3,411,837,440 ÷ 271,446,881 shares)		$12.57
Class F:
Net Asset Value, offering price and redemption price per share ($5,305,340,065 ÷ 421,364,821 shares)		$12.59

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended June 30, 2016
Investment Income
Dividends		$222,483,870
Interest		1,333,863
Income from Fidelity Central Funds		913,281
Total income		224,731,014
Expenses
Management fee	$40,087,594
Transfer agent fees	5,800,281
Accounting and security lending fees	1,257,584
Custodian fees and expenses	189,138
Independent trustees' fees and expenses	39,539
Audit	59,952
Legal	22,984
Interest	9,605
Miscellaneous	64,306
Total expenses before reductions	47,530,983
Expense reductions	(281,207)	47,249,776
Net investment income (loss)		177,481,238
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(18,162,233)
Foreign currency transactions	(101,505)
Written options	6,742,599
Total net realized gain (loss)		(11,521,139)
Change in net unrealized appreciation (depreciation) on: Investment securities	(380,157,094)
Assets and liabilities in foreign currencies	(43,454)
Written options	(1,109,014)
Total change in net unrealized appreciation (depreciation)		(381,309,562)
Net gain (loss)		(392,830,701)
Net increase (decrease) in net assets resulting from operations		$(215,349,463)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$177,481,238	$182,355,135
Net realized gain (loss)	(11,521,139)	342,736,689
Change in net unrealized appreciation (depreciation)	(381,309,562)	(27,836,219)
Net increase (decrease) in net assets resulting from operations	(215,349,463)	497,255,605
Distributions to shareholders from net investment income	(193,648,252)	(172,781,038)
Distributions to shareholders from net realized gain	(338,147,916)	(249,011,603)
Total distributions	(531,796,168)	(421,792,641)
Share transactions - net increase (decrease)	10,054,432	107,748,414
Total increase (decrease) in net assets	(737,091,199)	183,211,378
Net Assets
Beginning of period	9,454,268,704	9,271,057,326
End of period	$8,717,177,505	$9,454,268,704
Other Information
Undistributed net investment income end of period	$11,419,226	$40,722,733

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Growth & Income Fund

Years ended June 30,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$13.67	$13.58	$11.53	$10.00
Income from Investment Operations
Net investment income (loss)B	.24	.25	.24	.09
Net realized and unrealized gain (loss)	(.59)	.43	2.29	1.45
Total from investment operations	(.35)	.68	2.53	1.54
Distributions from net investment income	(.26)	(.24)	(.21)	(.01)
Distributions from net realized gain	(.49)	(.36)	(.27)	–
Total distributions	(.75)	(.59)C	(.48)	(.01)
Net asset value, end of period	$12.57	$13.67	$13.58	$11.53
Total ReturnD,E	(2.56)%	5.21%	22.40%	15.41%
Ratios to Average Net AssetsF,G
Expenses before reductions	.63%	.63%	.66%	.78%H
Expenses net of fee waivers, if any	.63%	.63%	.66%	.78%H
Expenses net of all reductions	.63%	.63%	.66%	.77%H
Net investment income (loss)	1.89%	1.82%	1.87%	1.42%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,411,837	$3,849,841	$3,910,455	$1,000,854
Portfolio turnover rateI	36%	40%	53%J	80%H

 A For the period December 6, 2012 (commencement of operations) to June 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.59 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.359 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Growth & Income Fund Class F

Years ended June 30,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$13.69	$13.60	$11.54	$10.00
Income from Investment Operations
Net investment income (loss)B	.26	.27	.26	.10
Net realized and unrealized gain (loss)	(.59)	.44	2.29	1.45
Total from investment operations	(.33)	.71	2.55	1.55
Distributions from net investment income	(.28)	(.26)	(.23)	(.01)
Distributions from net realized gain	(.49)	(.36)	(.27)	–
Total distributions	(.77)	(.62)	(.49)C	(.01)
Net asset value, end of period	$12.59	$13.69	$13.60	$11.54
Total ReturnD,E	(2.40)%	5.37%	22.61%	15.53%
Ratios to Average Net AssetsF,G
Expenses before reductions	.47%	.47%	.48%	.59%H
Expenses net of fee waivers, if any	.47%	.47%	.48%	.59%H
Expenses net of all reductions	.46%	.47%	.48%	.58%H
Net investment income (loss)	2.05%	1.98%	2.04%	1.60%H
Supplemental Data
Net assets, end of period (000 omitted)	$5,305,340	$5,604,428	$5,360,603	$1,227,712
Portfolio turnover rateI	36%	40%	53%J	80%H

 A For the period December 6, 2012 (commencement of operations) to June 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.49 per share is comprised of distributions from net investment income of $.228 and distributions from net realized gain of $.266 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended June 30, 2016

1. Organization.

Fidelity Series Growth & Income Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Growth & Income and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are generally categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2016, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, certain conversion ratio adjustments, equity-debt classifications and losses due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,226,213,847
Gross unrealized depreciation	(652,023,704)
Net unrealized appreciation (depreciation) on securities	$574,190,143
Tax Cost	$8,126,854,949

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$45,423,119
Net unrealized appreciation (depreciation) on securities and other investments	$573,019,409

At period end, the Fund was required to defer approximately $181,701 of losses on options.The Fund intends to elect to defer to its next fiscal year $51,652,763 of capital losses recognized during the period November 1, 2015 to June 30, 2016.

The tax character of distributions paid was as follows:

	June 30, 2016	June 30, 2015
Ordinary Income	$232,122,343	$ 337,775,763
Long-term Capital Gains	299,673,825	84,016,878
Total	$531,796,168	$ 421,792,641

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

During the period, the Fund recognized net realized gain (loss) of $6,742,599 and a change in net unrealized appreciation (depreciation) of $(1,109,014) related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	-	$-
Options Opened	188,938	12,857,574
Options Exercised	(16,900)	(1,284,727)
Options Closed	(68,247)	(2,946,391)
Options Expired	(52,197)	(4,167,475)
Outstanding at end of period	51,594	$4,458,981

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,168,438,857 and $3,504,916,905, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Growth & Income. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Growth and Income	$5,800,281.16

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $66,284 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$37,627,650.46%		$9,605

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment advisor reimbursed the Fund for certain losses in the amount of $79,529.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,841 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $767,196. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $209,983 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $628.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $70,596.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended June 30, 2016	Year ended June 30, 2015
From net investment income
Series Growth and Income	$74,235,384	$67,539,753
Class F	119,412,868	105,241,285
Total	$193,648,252	$172,781,038
From net realized gain
Series Growth and Income	$137,333,169	$102,877,130
Class F	200,814,747	146,134,473
Total	$338,147,916	$249,011,603

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
Series Growth and Income
Shares sold	28,151,373	23,010,887	$346,630,621	$311,637,225
Reinvestment of distributions	16,551,780	12,747,874	211,568,553	170,416,883
Shares redeemed	(54,900,476)	(42,122,480)	(691,270,727)	(572,546,193)
Net increase (decrease)	(10,197,323)	(6,363,719)	$(133,071,553)	$(90,492,085)
Class F
Shares sold	74,341,299	60,319,132	$921,192,271	$817,713,355
Reinvestment of distributions	25,047,819	18,770,984	320,227,615	251,375,758
Shares redeemed	(87,369,438)	(63,950,478)	(1,098,293,901)	(870,848,614)
Net increase (decrease)	12,019,680	15,139,638	$143,125,985	$198,240,499

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and Shareholders of Fidelity Series Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series Growth & Income Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Series Growth & Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Growth & Income Fund or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 to June 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period-B January 1, 2016 to June 30, 2016
Series Growth and Income	.63%
Actual		$1,000.00	$1,014.40	$3.16
Hypothetical-C		$1,000.00	$1,021.73	$3.17
Class F	.47%
Actual		$1,000.00	$1,014.70	$2.35
Hypothetical-C		$1,000.00	$1,022.53	$2.36

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Series Growth & Income voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Series Growth & Income	8/15/2016	8/12/2016	$0.000	$0.018
Class F	8/15/2016	8/12/2016	$0.000	$0.018

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2016, $88,665,027 or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Series Growth & Income designates 56%, 53%, 95%, 97% and 100%; and Class F designates 52%, 53%, 86%, 91% and 100%; of the dividends distributed in July, August, October, December and April, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Series Growth & Income designates 78%, 74%, 100%, 100% and 100%; and Class F designates 72%, 74%, 95%, 100% and 100%; of the dividends distributed in July, August, October, December and April, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MHT-ANN-0816
1.951035.103

Item 2.

Code of Ethics

As of the end of the period, June 30, 2016, Fidelity Hastings Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Series Growth & Income Fund, Fidelity Fund, Fidelity Growth Discovery Fund, Fidelity Mega Cap Stock Fund and Fidelity Series Growth & Income Fund (the “Funds”):

Services Billed by PwC

June 30, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Growth & Income Fund	$42,000	$-	$6,600	$1,900
Fidelity Fund	$68,000	$-	$7,300	$3,200
Fidelity Growth Discovery Fund	$46,000	$-	$4,300	$2,100
Fidelity Mega Cap Stock Fund	$48,000	$-	$3,500	$2,500
Fidelity Series Growth & Income Fund	$47,000	$-	$8,000	$3,400

June 30, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Growth & Income Fund	$40,000	$-	$10,700	$2,200
Fidelity Fund	$66,000	$-	$4,100	$3,700
Fidelity Growth Discovery Fund	$45,000	$-	$4,300	$2,200
Fidelity Mega Cap Stock Fund	$45,000	$-	$5,800	$3,000
Fidelity Series Growth & Income Fund	$50,000	$-	$11,100	$5,100

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	June 30, 2016A	June 30, 2015A
Audit-Related Fees	$6,140,000	$4,075,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	June 30, 2016 A	June 30, 2015 A,B
PwC	$6,905,000	$5,400,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight

Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Hastings Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	August 25, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	August 25, 2016